      As filed with the Securities and Exchange Commission on April 13, 2001
                                                      Registration No. 333-35883
                                                                       811-08361

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                        Pre-Effective Amendment No. _                 [_]

                      Post-Effective Amendment No. 5                  [X]

                                    and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 6                       [X]

                        ------------------------------

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST
              (Exact Name of Registrant as Specified in Charter)

                               4900 Sears Tower
                           Chicago, Illinois  60606
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including area code:  (312) 655-4400

                            Howard B. Surloff, Esq.
                         Goldman Sachs Asset Mangement
                                  32 Old Slip
                           New York, New York  10005
                    (Name and Address of Agent for Service)

                                  copies to:

                            Jeffrey A. Dalke, Esq.
                          Drinker Biddle & Reath LLP
                               One Logan Square
                            18th and Cherry Streets
                       Philadelphia, Pennsylvania 19103

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 2001 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Growth and Income Fund

■	Goldman Sachs CORE SM U.S. Equity Fund

■	Goldman Sachs CORE SM Large Cap Growth Fund

■	Goldman Sachs CORE SM Small Cap Equity Fund

■	Goldman Sachs Capital Growth Fund

■	Goldman Sachs Mid Cap Value Fund

■	Goldman Sachs International Equity Fund

■	Goldman Sachs Global Income Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division (“IMD”) of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth and Mid Cap Value Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the International Equity and Global Income Funds. GSAM and GSAMI are each referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs Variable Insurance Trust (the “Trust”) offers shares of the Funds to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. Each Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objectives.

The investment objectives and policies of the Funds are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

Goldman Sachs’ Investment Philosophies for the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Value and International Equity Funds (the “Equity Funds”):

EQUITY FUNDS

VALUE STYLE FUNDS

Goldman Sachs’ Value Investment Philosophy:
Through intensive, hands-on research our portfolio team seeks to identify:

1.	Well-positioned businesses that have:
■	Attractive returns on capital.
■	Sustainable earnings and cash flow.
■	Strong company management focused on long-term returns to shareholders.

2.	Attractive valuation opportunities where:
■	The intrinsic value of the business is not reflected in the stock price.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

Goldman Sachs’ Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:

Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the “CORE Funds”) use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

ACTIVE INTERNATIONAL STYLE FUND

Goldman Sachs’ Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom- up stock selection.

■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.

Belief	How the Investment Adviser Acts on Belief

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long- term investment horizon.

■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in the Fund through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

Goldman Sachs’ Investment Philosophy for the Global Income Fund (the “Fixed Income Fund”):

FIXED INCOME FUND

Goldman Sachs’ Fixed Income Investing Philosophy:

Active Management Within A Risk-Managed Framework

The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1.
Sector Allocation – The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet the Fund’s objectives.

2.	Security Selection – In selecting securities for the Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3.
Yield Curve Strategies – The Investment Adviser adjusts the term structure of the Fund based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

The Fixed Income Fund described in this Prospectus has a target duration. The Fund’s duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Fixed Income Fund also has credit rating requirements for the securities it buys. The Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization (“NRSRO”) even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable quality. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

Fund Investment Objectives and Strategies

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large capitalization U.S. equity securities with an emphasis on undervalued stocks

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

Goldman Sachs CORE U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs CORE Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. stocks

Investment Style:	Quantitative, applied to large-cap growth stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity securities to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Stocks of small capitalization U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000® Index at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000® Index, the Fund may, but is not required to, sell the security.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities that offer long-term capital appreciation potential

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap Value Index

Investment Focus:	Mid-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Equity securities of companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:
Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global Income Fund

FUND FACTS

Duration (under normal interest rate conditions):	Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum = 7.5 years

Expected Approximate Interest Rate Sensitivity:	6-year government bond

Credit Quality:
Minimum = BBB or Baa at time of purchase; At least 50% of total assets = AAA or Aaa
Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

Benchmark:	J.P. Morgan Global Government Bond Index (hedged)

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

■	Have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The fixed-income securities in which the Fund may invest include:
■	U.S. government securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion

■	Commercial paper
■	Mortgage-backed and asset-backed securities

The Global Income Fund is “non-diversified” under the Investment Company Act of 1940 (the “Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investment Practices and Securities
(Equity Funds)

The table below identifies some of the investment techniques that may (but are not required to) be used by the Equity Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Growth and Income Fund		CORE U.S. Equity Fund		CORE Large Cap Growth Fund		CORE Small Cap Equity Fund		Capital Growth Fund		Mid Cap Value Fund		International Equity Fund

Investment Practices

Borrowings	33	1 /3	33	1 /3	33	1 /3	33	1 /3	33	1 /3	33	1 /3	33	1 /3

Cross Hedging of Currencies	•		•		•		•		•		•		•

Currency Swaps*	—		—		—		—		—		—		15

Custodial receipts	•		•		•		•		•		•		•

Equity Swaps*	15		15		15		15		15		15		15

Foreign Currency Transactions**	•		•		•		•		•		•		•

Futures Contracts and Options on Futures Contracts	•		• [1]		•	[2]	•	[2]	•		•		•

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10		10		10		10		10		10		10

Options on Foreign Currencies [3]	•		•		•		•		•		•		•

Options on Securities and Securities Indices [4]	•		•		•		•		•		•		•

Repurchase Agreements	•		•		•		•		•		•		•

Securities Lending	33	1 /3	33	1 /3	33	1 /3	33	1 /3	33	1 /3	33	1 /3	33	1 /3

Short Sales Against the Box	25		—		—		—		25		25		25

Unseasoned Companies	•		•		•		•		•		•		•

Warrants and Stock Purchase Rights	•		•		•		•		•		•		•

When-Issued and Forward Commitments	•		•		•		•		•		•		•

Investment Securities

American, European and Global Depositary Receipts	•		•	[5]	•	[5]	•	[5]	•		•		•

Asset-Backed and Mortgage-Backed Securities [13]	•		—		—		—		•		•		•

Bank Obligations [13,14]	•		•		•		•		•		•		•	[14]

Convertible Securities [6]	•		•		•		•		•		•		•

Corporate Debt Obligations [13]	•		•	[7]	•	[7]	•	[7]	•		•		•

Equity Securities	65	+	90	+	90	+	90	+	90	+	65	+	65	+

Emerging Country Securities	25	[12]	—		—		—		10	[12]	25	[12]	•

Fixed Income Securities [8]	35		10	[7]	10	[7]	10	[7]	10		35	[15]	35

Foreign Securities	25	[12]	•	[9]	•	[9]	•	[9]	10	[12]	25	[12]	•

Foreign Government Securities [13]	—		—		—		—		—		—		•

Non-Investment Grade Fixed Income Securities [13]	10	[10]	—		—		—		10	[10]	10	[11]	•	[10]

Real Estate Investment Trusts (“REITs”)	•		•		•		•		•		•		•

Structured Securities*	•		•		•		•		•		•		•

Temporary Investments	100		35		35		35		100		100		100

U.S. Government Securities [13]	•		•		•		•		•		•		•

       * Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
1.	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
2.	The CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
3.	The Funds may purchase and sell call and put options.
4.	The Funds may sell covered call and put options and purchase call and put options.
5.	The CORE Funds may not invest in European Depositary Receipts.
6.	The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
7.	Cash equivalents only.
8.	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s or Baa or higher by Moody’s).
9.	Equity securities of foreign issuers must be traded in the United States.
10.	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”).
11.	Must be B or higher by Standard and Poor’s or B or higher by Moody’s.
12.
Growth and Income, Capital Growth and Mid Cap Value Funds may invest in the aggregate up to 25%, 10% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.

13.	Limited by the amount the Fund invests in fixed-income securities.
14.	Bank obligations may be issued by U.S. banks, or foreign banks, to the extent that the Fund invests in foreign securities..
[15] .
The Mid Cap Value Fund may invest in the aggregate up to 35% of its total assets in (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and (2) fixed-income securities.

Other Investment Practices and Securities continued
(Fixed Income Fund)

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fixed Income Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

Global Income Fund

Investment Practices

Borrowings	33 1 /3

Credit and Interest Rate Swaps*	•

Currency Options and Futures	•

Cross Hedging of Currencies	•

Currency Swaps*	•

Financial Futures Contracts	•

Forward Foreign Currency Exchange Contracts	•

Interest Rate Floors, Caps and Collars	•

Mortgage Dollar Rolls	•

Mortgage Swaps*	•

Options (including Options on Futures)	•

Options on Foreign Currencies	•

Repurchase Agreements	•	**

Securities Lending	33 1 /3

Standby Commitments and Tender Option Bonds	—

When-Issued and Forward Commitments	•

Investment Securities

Asset-Backed Securities	•

Bank Obligations	•

Convertible Securities	—

Corporate Debt Obligations and Trust Preferred Securities	•

Emerging Country Securities	10 [2]

Foreign Securities [1]	25

Loan Participations	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•

Collateralized Mortgage Obligations	•

Multiple Class Mortgage-Backed Securities	•

Privately Issued Mortgage-Backed Securities	•

Stripped Mortgage-Backed Securities	•

Non-Investment Grade Fixed Income Securities	—

Preferred Stock, Warrants and Rights	—

Structured Securities*	•

Taxable Municipal Securities	—

Tax-Free Municipal Securities	—

Temporary Investments	•

U.S. Government Securities	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	This Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.
1.	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
2.	Of the Fund’s investments in foreign securities, 10% of total assets may be invested in emerging country securities.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

•	Applicable
—	Not Applicable

Fund	Interest Rate	Credit/ Default	Foreign	Emerging Countries	Derivatives	Management	Liquidity	Market	Stock	NAV	Call, Extension and U.S. Government Securities	Non- Diversi- fication and Geographic	Small Cap	Initial Public Offering (“IPO”)

Growth and Income	•	•	•	•	•	•	•	•	•	•	—	—	—	—

CORE U.S. Equity	•	•	•	•	•	•	•	•	•	•	—	—	—	—

CORE Large Cap Growth	•	•	•	•	•	•	•	•	•	•	—	—	—	—

CORE Small Cap Equity	•	•	•	•	•	•	•	•	•	•	—	—	•	—

Capital Growth	•	•	•	•	•	•	•	•	•	•	—	—	—	—

Mid Cap Value	•	•	•	•	•	•	•	•	•	•	—	—	•	•

International Equity	•	•	•	•	•	•	•	•	•	•	—	—	—	—

Global Income	•	•	•	•	•	•	•	•	—	•	•	•	—	—

RISKS THAT APPLY TO ALL FUNDS:

■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic market or political events, or adverse investor perceptions whether or not accurate.

■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	NAV Risk—The risk that the net asset value (“NAV”) of the Fund and the value of your investment will fluctuate.

RISKS THAT APPLY PRIMARILY TO THE EQUITY FUNDS:

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility. There is no guarantee that the markets will trade at or close to record high levels in the future.

RISKS THAT APPLY PRIMARILY TO THE FIXED INCOME FUND:

■
Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■
Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

■
U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

RISKS THAT ARE PARTICULARLY IMPORTANT FOR SPECIFIC FUNDS:

■
Non-Diversification and Geographic Risks—The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, it may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, it may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the investments of this or other Funds, in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to risks of adverse securities markets, exchange rates and social, political, regulatory or economic events in that country or region.

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund from year to year; and (b) how the average annual returns of a Fund compares to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

FUND PERFORMANCE

Growth and Income Fund

TOTAL RETURN
CALENDAR YEAR

Best Quarter Q2 ’99 +9.18% Worst Quarter Q3 ’99 -12.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Fund (Inception 1/12/98)	(4.69)%	1.97%
S&P 500® Index*	(9.10)%	14.07%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE U.S. Equity Fund

TOTAL RETURN
CALENDAR YEAR

Best Quarter Q4 ’99 +15.50% Worst Quarter Q4 ’00 -8.97%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Fund (Inception 2/13/98)	(9.62)%	9.20%
S&P 500® Index*	(9.10)%	10.62%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

CORE Large Cap Growth Fund

TOTAL RETURN
CALENDAR YEAR

Best Quarter Q4 ’99 +23.76% Worst Quarter Q4 ’00 -21.93%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Fund (Inception 2/13/98)	(22.48)%	7.38%
Russell 1000® Growth Index*	(22.43)%	10.36%

*	The Russell 1000® Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Small Cap Equity Fund

TOTAL RETURN
CALENDAR YEAR

Best Quarter Q4 ’99 +16.51% Worst Quarter Q1 ’99 -8.41%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Fund (Inception 2/13/98)	1.75%	2.86%
Russell 2000® Index*	(3.03)%	3.62%

*	The Russell 2000® Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN
CALENDAR YEAR

Best Quarter Q4 ’99 +19.82% Worst Quarter Q4 ’00 -8.43%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Fund (Inception 4/30/98)	(7.98)%	11.14%
S&P 500® Index*	(9.10)%	8.02%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Mid Cap Value Fund

TOTAL RETURN
CALENDAR YEAR

Best Quarter Q2 ’99 +19.62% Worst Quarter Q3 ’99 -16.40%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Fund (Inception 5/1/98)	31.07%	4.41%
Russell Midcap Value Index*	19.18%	5.16%

*	The Russell Midcap Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 +21.73% Worst Quarter Q3 ’00 -8.43%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Fund (Inception 1/12/98)	(13.19)%	11.29%
MSCI® EAFE® (unhedged)*	(13.96)%	10.74%

*	The MSCI® EAFE® Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Global Income Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’00 +3.98% Worst Quarter Q2 ’99 -1.55%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2000	1 Year	Since Inception

Fund (Inception 1/12/98)	9.05%	5.39%
J.P. Morgan Global Government Bond Index (hedged)*	10.96%	7.12%

*	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

Service Providers

INVESTMENT ADVISERS

Investment Advisers	Fund

Goldman Sachs Asset Management (“GSAM”)	Growth and Income
32 Old Slip	CORE U.S. Equity
New York, New York 10005	CORE Large Cap Growth
CORE Small Cap Equity
Capital Growth
Mid Cap Value

Goldman Sachs Asset Management International	International Equity
(“GSAMI”)	Global Income
Procession House
55 Ludgate Hill
London, England EC4M 7JW

GSAM is a business unit of IMD of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2000, GSAM and GSAMI, along with other units of IMD, had assets under management of $281.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information (“Additional Statements”) and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

The Investment Adviser, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Funds. In addition, the Investment Advisers Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to various securities dealers (including affiliates of participating insurance companies) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts and, subject to applicable National Association of Securities Dealers rules, contribute to various cash and non-cash incentive arrangements to promote the sale of such contracts.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

GSAM:	Contractual Rate	Other Expenses (after applicable limitation)*

Growth and Income	0.75%	0.25%

CORE U.S. Equity	0.70%	0.20%

CORE Large Cap Growth	0.70%	0.20%

CORE Small Cap Equity	0.75%	0.25%

Capital Growth	0.75%	0.25%

Mid Cap Value	0.80%	0.25%

GSAMI:

International Equity	1.00%	0.35%

Global Income	0.90%	0.25%

* The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of each Fund’s respective average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

VALUE TEAM

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was and continues as President. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

■	Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser’s value investment team
■	Multi-sector focus provides a balanced perspective and in-depth industry knowledge
■	Across all value products, the Investment Adviser leverages the industry research expertise of its small-, mid- and large-cap investment teams

Value Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Eileen A. Aptman Vice President	Portfolio Manager— Mid Cap Value	Since 1998	Ms. Aptman joined the Investment Adviser as a research analyst in 1993. She became a portfolio manager in 1996.

Matthew B. McLennan Vice President	Portfolio Manager— Mid Cap Value	Since 1998	Mr. McLennan joined the Investment Adviser as a research analyst in 1995 and became a portfolio manager in 1996. From 1994 to 1995, he worked in the Investment Banking Division of Goldman Sachs in Australia.

Meera Mayer Vice President	Senior Portfolio Manager— Growth and Income	Since 1999	Ms. Mayer joined the Investment Adviser as a senior portfolio manager in
November 1999. From July 1999 to November 1999, she worked at
Oppenheimer Funds as a senior equity analyst. From 1995 to March 1999, she worked at Spears, Benzak, Salomon and Farrell as a managing director and portfolio manager.

Chip Otness Vice President	Senior Portfolio Manager— Mid Cap Value	Since 2000	Mr. Otness joined the Investment Adviser as a senior portfolio manager in
2000. From 1998 to 2000, he headed Dolphin Asset Management. From
1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and senior portfolio manager responsible for small-cap institutional equity investments.

Eileen Rominger Managing Director	Senior Portfolio Manager— Growth and Income Mid Cap Value	Since 1999 1999	Ms. Rominger joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to
1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

SERVICE PROVIDERS

QUANTITATIVE EQUITY TEAM

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $34 billion in equities currently under management

Quantitative Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From
1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

GROWTH EQUITY INVESTMENT TEAM

■	20-year consistent investment style applied through diverse and complete market cycles
■	$20 billion in equities currently under management
■	A portfolio management team with more than 200 years combined experience

Growth Equity Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

George D. Adler Vice President	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Adler joined the Investment Adviser as a portfolio manager in 1997. From
1990 to 1997, he was a portfolio manager at Liberty Investment Management,
Inc. (“Liberty”). Liberty became part of the Investment Adviser on January 1,
1997 as a result of an acquisition. Prior to 1994, Liberty was known as Eagle
Asset Management.

Steve Barry Vice President	Senior Portfolio Manager— Capital Growth	Since 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Capital Growth	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Robert G. Collins Managing Director	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Collins joined the Investment Adviser as a portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1991 to 1997, he was a portfolio manager at Liberty.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and
Chief Investment Officer of the Growth Equity Team in 1997. From 1994 to
1997, he was the Chief Investment Officer and Chairman of Liberty.

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty.

Scott Kolar Vice President; Senior Portfolio Manager	Portfolio Manager— Capital Growth	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty.

David G. Shell Managing Director	Senior Portfolio Manager— Capital Growth	Since 1998	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty.

SERVICE PROVIDERS

INTERNATIONAL EQUITY MANAGEMENT TEAM

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $45.9 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, portfolio construction and risk management capabilities of the Investment Adviser

London-Based Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Susan Noble Managing Director	Senior Portfolio Manager— International Equity	Since 1998	Ms. Noble joined the Investment Adviser as a senior portfolio manager and head of the European Equity team in October 1997.
From 1986 to 1997, she worked at Fleming Investment Management in London, where she most recently was Portfolio Management
Director for the European equity investment strategy and process.

Andrew Orchard Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Orchard joined the Investment Adviser as a portfolio manager in
1999. From 1994 to 1999 he was a portfolio manager at Morgan
Grenfell Asset Management where he managed global equity
portfolios and chaired Morgan Grenfell’s Global Sector Committee.

Robert Stewart Executive Director	Senior Portfolio Manager— International Equity	Since 1999	Mr. Stewart joined the Investment Adviser as a portfolio manager in
1996. He is a member of the European Equity Team. From 1996 to
1998, he was a portfolio manager in Japan where he managed
Japanese Equity Institutional Portfolios. From 1989 to 1996, Mr.
Stewart was a portfolio manager at CIN Management where he
managed international equities.

Danny Truell Managing Director	Senior Portfolio Manager— International Equity	Since 2000	Mr. Truell has been a senior portfolio manager and head of UK equities since 1998. He joined the Investment Adviser in August 1996 as Co-Head of the UK and European Equity teams. From 1992 to
1996, he was Investment Banking Executive Director for SBC
Warburg and Chief Asian Equity Strategist.

Singapore-Based Management Team

Years Primarily Responsible
Name and Title	Fund Responsibility		Five Year Employment History

Alice Lui Vice President	Portfolio Manager— International Equity	Since 1999	Ms. Lui joined the Investment Adviser as a portfolio manager in 1990.

Ravi Shanker Vice President	Senior Portfolio Manager— International Equity	Since 1999	Mr. Shanker joined the Investment Adviser as an operations manager in 1997. From July 1996 to 1997, he worked for Goldman Sachs in
Singapore as a strategic adviser for transactions involving infrastructure industries in Asia. From 1988 to 1996, he worked for Goldman Sachs as an investment banker in the Investment Banking Division.

Siew-Hua Thio Vice President	Portfolio Manager— International Equity	Since 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in
1998. From 1997 to 1998, she was Head of Research for Indosuez WI
Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.

Tokyo-Based Management Team

Years Primarily Responsible
Name and Title	Fund Responsibility		Five Year Employment History

Shogo Maeda Managing Director	Senior Portfolio Manager— International Equity	Since 1998	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994.

FIXED INCOME INVESTMENT TEAM

■	The fixed-income portfolio management team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $52.6 billion in fixed-income assets for retail, institutional and high net worth clients

Global Fixed Income Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James Cielinski Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Cielinski joined the Investment Adviser in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

Philip Gardner Executive Director	Portfolio Manager— Global Income	Since 2000	Mr. Gardner joined the Investment Adviser in 1997 as a portfolio manager. Prior to his current position, he spent eight years at
Macquarie Bank in Australia where he was responsible for managing the bank’s currency overlay service and fixed income portfolios.

Philip Moffitt Executive Director; Senior Currency Portfolio Manager	Portfolio Manager— Global Income	Since 2000	Mr. Moffitt joined the Investment Adviser in 1999 as a portfolio manager. Prior to his current position, he worked for three years as a proprietary trader for Tokai Asia Ltd in Hong Kong. Before that, Philip spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of the Asset Allocation
Committee.

Andrew Wilson Managing Director	Portfolio Manager— Global Income	Since 1998	Mr. Wilson joined the Investment Adviser in 1995 as a portfolio manager.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains (if any) are declared and paid by each Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of each Fund’s investment company taxable income and net realized capital gains. All dividends will be automatically reinvested in additional shares of a Fund at the net asset value (“NAV”) of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Fund’s dividends may constitute a return of capital.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

How Can I Purchase Or Sell Shares Of The Funds?

Shares of the Funds are not sold directly to the public. Instead, Fund shares are sold to unaffiliated separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Funds through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your contract or policy and how to redeem monies from the Funds.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

The separate accounts of unaffiliated participating insurance companies may purchase shares of the Funds. The sale of Fund shares to these unaffiliated separate accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffiliated participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

SHAREHOLDER GUIDE

Shares of the Funds (and other existing and new Funds that might be added to the Trust) may also be offered to:
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
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Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.

■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Shares of a Fund are purchased and sold at the Fund’s NAV. The Funds calculate NAV as follows:

NAV = (Value of Assets of the Fund)—(Liabilities of the Fund)
Number of the Fund’s Outstanding Shares

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each Fund is calculated by the Fund’s custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	Shares are purchased and redeemed at the NAV next calculated after an order is received in proper form by the Trust.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when its shares may not be purchased or redeemed.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effects on Fund operations and other relevant factors.

Do I Have To Pay Any Fees When Purchasing Or Selling Shares Of The Funds?

The Funds themselves do not charge any fees when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:
■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of each Fund at the Fund’s NAV per share calculated as of the day an order is received by a Fund although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order.

What Types Of Reports Will I Be Sent Regarding Investments In The Funds?

As a holder of a variable annuity contract or variable life insurance policy, you will receive annual reports containing audited financial statements and semiannual reports from your participating insurance company.

What Are The Funds’ Voting Procedures?

Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. To the extent required by law:

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The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.

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The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

Taxation

Each Fund is treated as a separate corporate entity for federal tax purposes. Each Fund intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, each Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. GENERAL PORTFOLIO RISKS

To the extent they invest in equity securities, the Funds will be subject to the risks associated with equity securities. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility. There is no guarantee that the markets will trade at or close to record high levels in the future.

To the extent they invest in fixed-income securities, the Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase than other debt securities (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. OTHER PORTFOLIO RISKS

Risks of Investing in Small Capitalization Companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited prod uct lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered as a speculative practice and presents even greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the foreign assets held by certain of the Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation.Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
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Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominately speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of IPOs. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Geographic Risks. The Global Income Fund is registered as a “non-diversified” fund under the Act and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of a Fund’s investments in such issuers will subject a Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. PORTFOLIO SECURITIES AND TECHNIQUES

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur chase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts. Certain Funds may invest in custodial receipts. Interests in U.S. Government Securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations include time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Certain Funds may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.). A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Certain Funds may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Funds may invest in zero coupon bonds, and certain Funds may invest in deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. The rating requirements for the Fixed Income Fund are stated above. Except as noted below, the Equity Funds (other than the CORE Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. The Growth and Income, Capital Growth and International Equity Funds may invest up to 10%, 10% and 35%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor’s or Moody’s. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Certain Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. Certain Funds may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Foreign Currency Transactions. Each Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Certain Funds may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objectives and policies. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in other investment companies (including exchange-traded funds such as SPDRs and iShare s SM , as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares  SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■
iShares SM (formerly called World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Risks of Investing in Non-Investment Grade Fixed-Income Securities. Certain Funds may invest in non-investment grade fixed-income securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price, and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Equity Swaps. Certain Funds may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments.

Each Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Certain Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Funds may enter into “mortgage dollar rolls.” A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish a Fund’s investment performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing, and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements.

Each Fund can borrow money from banks, and certain Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of their total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Certain Funds may invest in interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The pur chase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

REITs. Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for all periods prior to the year ended December 31, 2000 has been audited by the Fund’s previous independent auditors.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value at beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gain

Growth and Income Fund
For the year ended December 31, 2000	$10.89	$0.04	(c)	$(0.55)	$(0.51)	$(0.04)	$ —	$ —
For the year ended December 31, 1999	10.45	0.12		0.44	0.56	(0.12)	—	—
For the period ended December 31, 1998 (commenced January 12)	10.00	0.09		0.45	0.54	(0.09)	—	—

CORE U.S. Equity Fund
For the year ended December 31, 2000	13.98	0.11	(c)	(1.46)	(1.35)	(0.08)	—	(0.07)
For the year ended December 31, 1999	11.42	0.05		2.72	2.77	(0.05)	—	(0.16)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.05		1.42	1.47	(0.05)	—	—

CORE Large Cap Growth Fund
For the year ended December 31, 2000	15.80	0.08	(c)	(3.67)	(3.59)	(0.08)	—	(1.13)
For the year ended December 31, 1999	11.68	0.02		4.12	4.14	(0.02)	—	—
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		1.68	1.70	(0.02)	—	—

CORE Small Cap Equity Fund
For the year ended December 31, 2000	10.60	0.06	(c)	0.09	0.15	(0.04)	—	(0.31)
For the year ended December 31, 1999	9.04	0.02		1.56	1.58	(0.02)	—	—
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		(0.95)	(0.93)	(0.02)	(0.01)	—

Capital Growth Fund
For the year ended December 31, 2000	14.01	0.01	(c)	(1.16)	(1.15)	(0.01)	—	(0.76)
For the year ended December 31, 1999	11.31	0.01		3.04	3.05	(0.01)	—	(0.34)
For the period ended December 31, 1998 (commenced April 30)	10.00	0.03		1.31	1.34	(0.03)	—	—

Mid Cap Value Fund
For the year ended December 31, 2000	8.42	0.15	(c)	2.45	2.60	(0.08)	—	(0.27)
For the year ended December 31, 1999	8.57	0.07		(0.15)	(0.08)	(0.07)	—	—
For the period ended December 31, 1998 (commenced May 1)	10.00	0.07		(1.43)	(1.36)	(0.07)	—	—

International Equity Fund
For the year ended December 31, 2000	14.47	0.05	(c)	(1.99)	(1.94)	—	—	(0.75)
For the year ended December 31, 1999	11.91	0.07		3.66	3.73	(0.07)	(0.13)	(0.97)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.02		1.98	2.00	—	—	(0.09)

Global Income Fund
For the year ended December 31, 2000	9.83	0.41	(c)	0.48	0.89	(0.41)	(0.56)	—
For the year ended December 31, 1999	10.32	0.39		(0.50)	(0.11)	(0.33)	—	(0.05)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.45		0.38	0.83	(0.40)	—	(0.11)

See page 45 for all footnotes.

APPENDIX B

								Ratios assuming no expense reductions
Total distributions	Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$(0.04)	$10.34	(4.69)%	$ 37,116	0.99%		0.40%		1.22%		0.17%		68%
(0.12)	10.89	5.41	25,989	0.90		1.44		1.65		0.69		121
(0.09)	10.45	5.47	13,814	0.90	(b)	1.85	(b)	2.69	(b)	0.06	(b)	88

(0.15)	12.48	(9.62)	139,303	0.85		0.87		0.87		0.85		32
(0.21)	13.98	24.30	52,058	0.80		0.70		1.52		(0.02)		70
(0.05)	11.42	14.73	9,809	0.80	(b)	0.70	(b)	2.83	(b)	(1.33	) (b)	75

(1.21)	11.00	(22.48)	25,916	0.89		0.54		1.23		0.20		86
(0.02)	15.80	35.42	24,349	0.80		0.15		1.85		(0.90)		70
(0.02)	11.68	16.99	8,214	0.80	(b)	0.20	(b)	2.87	(b)	(1.87	) (b)	69

(0.35)	10.40	1.75	40,561	0.99		0.59		1.55		0.03		91
(0.02)	10.60	17.54	13,488	0.90		0.35		4.22		(2.97)		101
(0.03)	9.04	(9.30)	4,841	0.90	(b)	0.30	(b)	3.92	(b)	(2.72	) (b)	74

(0.77)	12.09	(7.98)	16,775	0.99		0.13		1.84		(0.72)		37
(0.35)	14.01	27.13	10,450	0.90		0.04		3.13		(2.19)		34
(0.03)	11.31	13.40	4,463	0.90	(b)	0.42	(b)	4.92	(b)	(3.60	) (b)	20

(0.35)	10.67	31.07	101,657	1.04		1.60		1.22		1.42		101
(0.07)	8.42	(0.95)	21,882	0.95		1.30		2.19		0.06		103
(0.07)	8.57	(13.56)	5,604	0.95	(b)	1.74	(b)	4.79	(b)	(2.10	) (b)	38

(0.75)	11.78	(13.19)	29,261	1.34		0.37		1.99		(0.28)		70
(1.17)	14.47	31.85	20,159	1.25		0.41		2.57		(0.91)		87
(0.09)	11.91	20.07	11,206	1.25	(b)	0.23	(b)	2.97	(b)	(1.49	) (b)	76

(0.97)	9.75	9.05	9,930	1.14		4.08		2.95		2.27		186
(0.38)	9.83	(1.01)	6,924	1.05		4.23		3.51		1.77		200
(0.51)	10.32	8.29	5,741	1.05	(b)	4.59	(b)	3.30	(b)	2.34	(b)	203

Footnotes:
(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

Goldman Sachs Variable Insurance Trust
Prospectus

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indicate which Funds are available and should be read in conjunction with this prospectus. Inclusion in this prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if those Funds serve as the investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

VITPRO

The Additional Statement is available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of Trust documents are
located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Trust’s investment company registration number is 811-08361.
CORE SM is a service mark of Goldman, Sachs & Co.
Prospectus

May 1, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST

■	Goldman Sachs Internet Tollkeeper Fund SM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Internet Tollkeeper Fund (the “Fund”), a portfolio of the Goldman Sachs Variable Insurance Trust (the “Trust”). Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

The Trust offers shares of the Fund to separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the public. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. The Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund’s stated investment objective.

THE FUND INVESTS IN “INTERNET TOLLKEEPER” COMPANIES, AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET AND OF “PURE” INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE BEEN POSITIVE. THE FUND’S POSSIBLE PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE. AS THE FUND’S ASSETS CONTINUE TO GROW, IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

The investment objective and policies of the Fund is similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the Fund has the same Investment Adviser.

Goldman Sachs’ Investment Philosophy for the Internet Tollkeeper Fund:

GROWTH STYLE FUNDS—INTERNET TOLLKEEPER FUND

Goldman Sachs’ Growth Investment Philosophy:
1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

Fund Investment Objective and Strategies

Goldman Sachs Internet Tollkeeper Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmarks:	S&P 500® Index NASDAQ Composite Index Goldman Sachs Internet Index

Investment Focus:	U.S. equity securities that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of “Internet Tollkeeper” companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity securities of companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 35% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Tollkeepers. In general, the Investment Adviser defines a tollkeeper as a company with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Tollkeeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteristics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 35% basket of securities which are or may not be Internet Tollkeepers).

Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:

■	Access providers enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network.
■	Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
■
Media content providers own copyrights, distribution networks and/or programming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to benefit from a new distribution channel for their music and video properties. They also will benefit from increasing demand for traditional items like CDs and DVDs driven by aggressive competition among Internet retailers.

■
Service providers may facilitate transactions, communications, security, computer programming and back-office func tions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, many Internet-based companies have not shown sustainable growth in the past, and the Investment Adviser believes that others will not show sustainable growth in the future. Many Internet-based companies that are engaged in electronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Characteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced management teams.

Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

Because of its narrow industry focus, the Fund’s investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual and semi-annual reports. For more information see Appendix A.

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
  • No specific percentage limitation on usage;
limited only by the objectives and strategies
of the Fund
—  Not permitted

Internet Tollkeeper Fund

Investment Practices

Borrowings	33	1 /3

Credit, Currency, Index, Interest Rate and Mortgage Swaps	–

Custodial Receipts	•

Equity Swaps*	15

Foreign Currency Transactions**	•

Futures Contracts and Options on Futures Contracts	•

Interest Rate Caps, Floors and Collars	–

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10

Mortgage Dollar Rolls	–

Options on Foreign Currencies [1]	•

Options on Securities and Securities Indices [2]	•

Repurchase Agreements	•

Securities Lending	33	1 /3

Short Sales Against the Box	25

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
[1]	May purchase and sell call and put options.
[2]	May sell covered call and put options and purchase call and put options.

Internet Tollkeeper Fund

Investment Securities

American, European and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities [3]	•

Bank Obligations [3]	•

Convertible Securities [4]	•

Corporate Debt Obligations [3]	•

Equity Securities	90	+

Emerging Country Securities [5]	25

Fixed Income Securities	10

Foreign Securities [5]	25

Non-Investment Grade Fixed Income Securities [6]	10

Real Estate Investment Trusts (“REITs”)	•

Stripped Mortgage Backed Securities [3]	–

Structured Securities*	•

Temporary Investments	•

U.S. Government Securities [3]	•

Yield Curve Options and Inverse Floating Rate Securities	–

[3]	Limited by the amount the Fund invests in fixed-income securities.
[4]	Convertible securities purchased by the Fund use the same rating criteria for convertible and non-convertible debt securities.
[5]	The Fund may invest in the aggregate up to 25% of its total assets in foreign securities, including emerging country securities.
[6]	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”).

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

• Applicable	Internet Tollkeeper Fund

Internet	•

Stock	•

Credit/Default	•

Foreign	•

Emerging Countries	•

Industry Concentration	•

Derivatives	•

Interest Rate	•

IPO	•

Management	•

Market	•

Liquidity	•

Small Cap	•

RISKS THAT APPLY TO THE FUND:

■
Internet Risk—The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility. There is no guarantee that the markets will trade at or close to record high levels.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■
Industry Concentration Risk—The risk that the Fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

■
Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■
Interest Rate Risk—The risk that when interest rates increase, securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

Fund Performance

■
Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods.

■
Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. The Fund’s investments in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

HOW THE FUND HAS PERFORMED

The Fund commenced operations as of April 28, 2000. Since this Fund has less than one calendar year’s performance, no performance information is provided in this section.

Service Providers

INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management (“GSAM”)
32 Old Slip
New York, New York 10005

GSAM is a business unit of IMD of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.7 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

The Investment Adviser, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to participating insurance companies for administrative services that such companies provide to their variable annuity and variable life insurance contract owners who are invested in the Fund. In addition, the Investment Adviser, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Fund) to various securities dealers (including affiliates of participating insurance companies) that distribute variable annuity contracts and/or variable life insurance contracts of such companies in connection with the sale, distribution and/or servicing of such contracts and subject to applicable National Association of Securities Dealers rules, contribute to various cash and non-cash incentive arrangements to promote the sale of such contracts.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

	Contractual Rate	Other Expenses (after applicable limitation)*

Internet Tollkeeper	1.00%	0.25%

*
The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund’s average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was, and continues as, President. Over the course of his 20-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

GROWTH EQUITY INVESTMENT TEAM

■	20 year consistent investment style applied through diverse and complete market cycles
■	20 billion in equities currently under management
■	A portfolio management and analytical team with more than 200 years combined investment experience

Growth Equity Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

George D. Adler Vice President	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Adler joined the Investment Adviser as a portfolio manager in 1997.
From 1990 to 1997, he was a portfolio manager at Liberty Investment
Management, Inc. (“Liberty”). Liberty became part of Goldman Sachs Asset
Management on January 1, 1997 as a result of an acquisition. Prior to 1994,
Liberty was known as Eagle Asset Management.

Steve Barry Vice President	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Robert G. Collins Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Collins joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1991 to 1997, he was a portfolio manager at Liberty.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and
Chief Investment Officer of the Growth Equity team in 1997. From 1994 to
1997, he was the Chief Investment Officer and Chairman of Liberty.

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Ekizian joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty.

Scott Kolar Vice President	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty.

David G. Shell Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid by the Fund at least annually. Over the course of the year, accrued and paid dividends and distributions will equal all or substantially all of the Fund’s investment company taxable income and net realized capital gains. The Fund will also pay dividends from net realized capital gains, reduced by available capital losses, annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund at the NAV of such shares on the payment date, unless an insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Fund’s dividends may constitute a return of capital.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s shares.

How Can I Purchase Or Sell Shares Of The Fund?

Shares of the Fund are not sold directly to the public. Instead, Fund shares are sold to unaffiliated separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. You may purchase or sell (redeem) shares of the Fund through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select the Fund as an investment option for your contract or policy and how to redeem monies from the Fund.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

The separate accounts of unaffiliated participating insurance companies may purchase shares of the Fund. The sale of Fund shares to these unaffiliated separate accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust’s Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffiliated participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

SHAREHOLDER GUIDE

Shares of the Fund (and other existing and new Funds that might be added to the Trust) may also be offered to:
■	Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are sold in non-public offerings.
■
Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance policies are offered exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.

■	Qualified pension and profit-sharing plans. The Trust does not currently anticipate offering shares directly to such plans.

How Are Shares Priced?
Shares of the Fund are purchased and sold at the Fund’s NAV. The Fund calculates NAV as follows:

NAV = (Value of Assets of the Fund) —(Liabilities of the Fund) -------------------------------------------------------- Number of the Fund’s Outstanding Shares

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of the Fund is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	Shares are purchased and redeemed at the NAV next calculated after an order is received in proper form by the Trust.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when its shares may not be purchased or redeemed.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effects on Fund operations and other relevant factors.

Do I Have To Pay Any Fees When Purchasing Or Selling Shares Of The Fund?

The Fund itself does not charge any fees when it sells or redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies’ prospectuses.

What Else Should I Know About Share Purchases And Redemptions?
The Trust reserves the right to:
■	Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
■	Suspend the offering of shares for a period of time.
■	Reject any purchase order.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

Orders received by the Trust are effected on business days. The separate accounts purchase and redeem shares of the Fund at the Fund’s NAV per share calculated as of the day an order is received by a Fund although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order.

What Types Of Reports Will I Be Sent Regarding Investments In The Fund?

As a holder of a variable annuity contract or variable life insurance policy, you will receive annual reports containing audited financial statements and semi-annual reports from your participating insurance company.

What Are The Fund’s Voting Procedures?

Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of the Fund. To the extent required by law:

■
The participating insurance companies will vote Fund shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies.

■
The participating insurance companies will vote Fund shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

It is anticipated that Fund shares held by unregistered separate accounts or qualified plans generally will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account’s participating insurance company or the plan makes other arrangements.

Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

Taxation

The Fund is treated as a separate corporate entity for federal tax purposes. The Fund intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity securities. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Fund may increase or decrease. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility. There is no guarantee that the markets will trade at or close to record high levels in the future.

To the extent that the Fund invests in fixed-income securities, it will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing In Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these losses. Many Internet companies have excep tionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are currently operating at a loss and may never be profitable. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

Risks of IPOs. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Small Capitalization Companies and REITs. The Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) may have an impact on the euro. Also, it is possible that the euro could be aban doned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the assets held by the Fund may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in Eastern Europe or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Fund’s currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. The Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

APPENDIX A

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

The Fund may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a speci fied period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of the Fund (including the loan collateral).

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities, or a capital loss, if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange- traded funds such as SPDRs and iShares SM as defined below) subject to statutory limitations prescribed by the Investment Company Act of 1940 (the “Act”). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Exchange-traded funds such as SPDRs and iShares SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts TM . The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts TM (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

APPENDIX A

■
iShares SM formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regu-
lations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. The Fund may invest in custodial receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

INTERNET TOLLKEEPER FUND

	Income (loss) from investment operations					Distributions to shareholders
	Net asset value at beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gain

Internet Tollkeeper Fund

For the Period Ended December 31, 2000 (commenced April 28)	$10.00	$(0.04	) (c)	$(3.16)	$(3.20)	$ —	$ —	$ —

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

APPENDIX B

								Ratio assuming no expense reductions
Total distributions	Net asset value, end of period	Total return (a)	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) average net assets		Ratios of expense to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$ —	$6.80	(32.00)%	$5,454	1.25	% (b)	(0.63	)% (b)	5.62	% (b)	(5.00	)% (b)	48%

Goldman Sachs Variable Insurance Trust
Prospectus

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. This Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indicate whether the Fund is available and should be read in conjunction with this Prospectus. If the Fund is not available under your contract or policy, this prospectus is not to be considered a solicitation.

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Your insurance company will provide you with annual and semi-annual reports if the Fund serves as an investment vehicle for your variable annuity contract or variable life insurance policy.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

TOLLVITPRO

The Additional Statement is available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of Trust documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Trust’s investment company registration number is 811-08361.
Goldman Sachs Internet Tollkeeper Fund SM is a service mark of Goldman, Sachs & Co.

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                     GOLDMAN SACHS GROWTH AND INCOME FUND
                    GOLDMAN SACHS CORE(SM) U.S. EQUITY FUND
                 GOLDMAN SACHS CORE(SM) LARGE CAP GROWTH FUND
                 GOLDMAN SACHS CORE(SM) SMALL CAP EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                       GOLDMAN SACHS MID CAP VALUE FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS GLOBAL INCOME FUND
            (PORTFOLIOS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303

     This Statement of Additional Information (the "Additional Statement") is
not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S.
Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small
Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value
Fund, Goldman Sachs International Equity Fund, and Goldman Sachs Global Income
Fund dated May 1, 2001 as amended and/or supplemented from time to time (the
"Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.
     The audited financial statements and related report of Ernst & Young LLP, independent auditors, for each Fund contained in each Fund's 2000 Annual Report is incorporated herein by reference in the section "Financial Statements." No other portions of the Funds' Annual Report are incorporated herein by reference.
The Annual Report may obtained upon request and without charge by calling
Goldman, Sachs & Co. toll free at 800-292-4726.

CORE(SM) is a service mark of Goldman, Sachs & Co.

The date of this Additional Statement is May 1, 2001.

                               TABLE OF CONTENTS

APPENDIX A (DESCRIPTION OF SECURITIES RATINGS)......................   1-A
APPENDIX B (BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.)............   1-B

                                     B-ii

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser to:
  Goldman Sachs Growth and Income Fund
  Goldman Sachs CORE U.S. Equity Fund
  Goldman Sachs CORE Large Cap Growth Fund
  Goldman Sachs CORE Small Cap Equity Fund
  Goldman Sachs Capital Growth Fund
  Goldman Sachs Mid Cap Value Fund
  32 Old Slip
  New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
   Goldman Sachs International
    Equity Fund
   Goldman Sachs Global Income
    Fund
   133 Peterborough Court
   London, England EC4A 2BB

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, IL 60606
                          Toll free.......800-292-4726

                                     B-iii

                                 INTRODUCTION

     Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the
Trust are not offered directly to the general public. The following series of the Trust are described in this Additional Statement: Goldman Sachs Growth and
Income Fund ("Growth and Income Fund"), Goldman Sachs CORE U.S. Equity Fund
("CORE U.S. Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large
Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap
Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"),
Goldman Sachs Mid Cap Value Fund ("Mid Cap Value Fund"), Goldman Sachs
International Equity Fund ("International Equity Fund"), (collectively referred to herein as the "Equity Funds"), and Goldman Sachs Global Income Fund ("Global
Income Fund") (the "Fixed Income Fund" and collectively with the Equity Funds referred to herein as the "Funds"). Other series of the Trust are described in a separate Additional Statement.

     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997.  The
Trustees have authority under the Trust's charter to create and classify shares of beneficial interests in separate series and to classify and reclassify any series or portfolio of shares into one or more classes, without further action by shareholders.  Pursuant thereto, the Trustees have created the Funds and other series.  Additional series may be added in the future.

     Goldman Sachs Asset Management ("GSAM"), a unit of the Investment
Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap
Growth, CORE Small Cap Equity, Capital Growth, and Mid Cap Value Funds. Goldman
Sachs Asset Management International ("GSAMI"), a unit of the Investment
Management Division of Goldman Sachs, serves as the investment adviser to the
International Equity and Global Income Funds. GSAM and GSAMI are sometimes individually referred to as an "Investment Adviser" and collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and
Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses.  See the
Prospectus for a more complete description of the Funds' investment objectives and policies.  There is no assurance that a Fund will achieve its objective.
Capitalized terms used but not defined herein have the same meaning as in the prospectuses.

                                      B-1

                              INVESTMENT POLICIES

     Each Fund has a distinct investment objective and policies.  There can be no assurance that a Fund's objective will be achieved.  Each Fund (except the
Global Income Fund) is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act").  The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds' Prospectuses, which should be read carefully before an investment is made.  Additional information about the Funds, their policies, and the investment instruments may hold, is provided below.

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased.  None of the Funds should be relied upon as a complete investment program.

General Information Regarding The Funds.
---------------------------------------

     The Investment Adviser may purchase for the Equity Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities").  The
Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers in choosing a Fund's securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment
Research Department (the "Research Department") and other affiliates of the
Investment Adviser, as well as information provided by other securities dealers.
Equity securities in a Fund's portfolio will generally be sold when the
Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

     Value Style Funds.  The Growth and Income Fund and Mid Cap Value Fund are
managed using a value oriented approach.  The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer.
Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

                                      B-2

     Growth Style Funds.  The Capital Growth Fund is managed using a growth equity oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation;
sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and
general operating characteristics that will enable the company to compete successfully in its marketplace.

     Quantitative Style Funds.  The CORE U.S. Equity, CORE Large Cap Growth,
and CORE Small Cap Equity (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-
Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.
     Investment Process.  The Investment Adviser begins with a broad universe of
U.S. equity securities for CORE U.S. Equity, CORE Large Cap Growth and CORE
Small Cap Equity Funds (the "CORE U.S. Equity Funds") and a broad universe of foreign equity securities for International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the
"Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the
Goldman Sachs Global Investment Research Department ("Research Department"), a
rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

     In building a diversified portfolio for each CORE Equity Fund, the
Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each CORE Fund's benchmark.  Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

     Multifactor Models.  The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to
forecast the returns of securities held in each Fund's portfolio.  Multifactor
Models incorporate common variables covering measures of value, price momentum, earnings momentum and stability (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings

                                      B-3

stability). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the
CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments.
As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment.  Because they include many disparate factors, the Investment
Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models.
Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.  By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund.  Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model
(e.g., the addition of new factors or a new means of weighting the factors);
(ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund.  Any such changes will preserve a
Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Research Department.  In assigning ratings to equity securities, the
Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

     By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE
Equity Fund seeks to capitalize on the strengths of each discipline.

     Other Information.  Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the
Funds will need to hold cash balances to satisfy shareholder redemption requests.  Such cash balances will normally range from 2% to 5% of a Fund's net assets.  CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index and the CORE Large Cap Growth and CORE Small Cap
Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund's effective equity exposure close to 100%. CORE Small Cap Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the
Fund may enter into long futures contracts covering an amount equal to 5% of the
Fund's net assets. As cash balances fluctuate

                                      B-4

based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

Additional Information About International Equity Fund
------------------------------------------------------

     The International Equity Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection.
Equity securities for this Fund are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

     The International Equity Fund will seek to achieve its investment objective by investing primarily in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the
United States.  Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well positioned to grow and prosper have not come to the attention of investors.
GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the International Equity Fund's highly focused investment approach.  For a description of the risks of the
International Equity Fund's investments in Asia, see "Investing in Emerging
Markets."

     A Rigorous Process of Stock Selection.  Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns.  Stocks are carefully selected for the International Equity Fund's portfolio through a three-stage investment process.  Because the International Equity Fund expects to be a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Investment Adviser seeks to identify attractive industries around the world.  Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns.  As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Investment Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry.  This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management.  In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the

                                      B-5

capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program.  The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-
Pacific region.  Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAMI's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

Global Income Fund
------------------

     The Global Income Fund is designed for investors seeking high total return, emphasizing current income, and, to a lesser extent, opportunities for capital appreciation.  However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.  The securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the
Investment Adviser to be of comparable quality.  However, at least 50% of the
Fund's total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of investment.  Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers'
capability to pay interest and repay principal.

     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation.  In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate.  The portfolio managers apply the
Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk.  The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula.  The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

     High Total Return.  The Global Income Fund's portfolio managers will seek out the highest yielding bonds in the global fixed-income market that meet the
Global Income Fund's credit quality standards and certain other criteria.

     Capital Appreciation.  Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations.  The portfolio managers attempt to identify investments with appreciation potential by carefully

                                      B-6

evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

     Portfolio Management Flexibility.  The Global Income Fund is actively managed.  The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

     Relative Stability of Principal.  The Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market.  Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets.  The
Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation.  However, there is no assurance that these strategies will always be successful.

     Professional Management.  Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-
diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

Corporate Debt Obligations
--------------------------

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers.
Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal.  The CORE U.S.
Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.  Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.  Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.  In addition to the risk of default, there are the related costs of recovery on defaulted issues.  The Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make

                                      B-7

timely payments of income and principal, as well as broad economic trends and corporate developments.

     Trust Preferreds.  The Global Income Fund may invest in trust preferred securities.  A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features.  The preferred features are that payment of interest can be deferred for a specified period without initiating a default event.  From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders.  From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
Ratings Group ("Standard & Poor's") or Ba or below by Moody's Investor Service,
Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative.  The ability of their issuers to make principal and interest payments may be questionable.  In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default.  As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa,
Aa, A or Baa by Moody's).  Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.  See Appendix A to this Additional
Statement for a description of the corporate bond and preferred stock ratings by
Standard & Poor's, Moody's, and Fitch, Inc. ("Fitch").

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed-income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-
rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

                                      B-8

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Growth and Income,
Capital Growth, Mid Cap Value and International Equity Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher-
rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities.
In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy a Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

     The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

                                      B-9

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment
Adviser's credit analysis than would be the case with investments in investment-
grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.
The Investment Adviser monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

     Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what affects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.

U.S. Government Securities
--------------------------

     Each Fund may invest in U.S. Government securities.  Generally these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities").  U.S. Government Securities also include Treasury receipts and

                                      B-10

other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. Each
Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

     U.S. Government Securities include (to the extent consistent with the Act), securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises.  U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations are regarded as illiquid.

     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations
----------------

     Each Fund may invest in debt obligations issued or guaranteed by U.S. banks or, to the extent a Fund invests in foreign securities, foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
-------------------------------------------------------------

     The Global Income Fund may invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds

                                      B-11

and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat
(i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See "Taxation."

Zero Coupon Bonds
-----------------

     A Fund's investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest.
Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a
Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed income securities in which a
Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield.
Nevertheless, such

                                      B-12

obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

     The Global Income Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each
Fund's 15% limitation on investments in such securities.

Custodial Receipts
------------------

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including
"Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and
"Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government
Securities.

Mortgage Loans and Mortgage-Backed Securities
---------------------------------------------

     General Characteristics. Each Fund (other than the CORE U.S. Equity, CORE
Large Cap Growth, and CORE Small Cap Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The
Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-
income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from

                                      B-13

those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.
Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Adjustable Rate Mortgage Loans ("ARMs"). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage
Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage
Interest Rate may adjust for any single adjustment period (the "Maximum
Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs.
Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a
Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or
"accelerated amortization") further reduces the principal balance of the ARM.
Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage
Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if
                                      B-14

prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to
"lock-in" a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate.
ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs:  those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the
11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of
Funds, the one-month, three-month, six-month or one-year London Interbank
Offered Rate, the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District
Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.  The degree of volatility in the market value of each Fund's portfolio and, therefore, in the net asset value of each Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years.  Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon"
payment upon maturity.

     Legal Considerations of Mortgage Loans.  The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Funds may invest.  These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in mortgage-backed securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities)
by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage-backed securities.

                                      B-15

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption. In some states, after foreclosure of a mortgage loan,
     --------------------
     the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions. Fixed-rate mortgage loans may contain a so-called
      -----------------------
     "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain
     Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale"
     clause upon a transfer of property. The inability to enforce a "due-on-
     sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     Government Guaranteed Mortgage-Backed Securities.  There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit
Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped mortgage-backed securities.  A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or

                                      B-16

sponsored enterprises, such as the Government National Mortgage Association
("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the
Federal Home Loan Mortgage Corporation ("Freddie Mac"). From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed mortgage-backed securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of guaranteed mortgage-backed securities and the Funds' liquidity and value.

     Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States.  Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing
Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA
Loans"), or by pools of other eligible mortgage loans.  In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the
United States Treasury in an unlimited amount.

     Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae
Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae.  Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the
Pool.  The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA.  However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans.  The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities.  With respect to each
Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders.  Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered.  The obligations of Fannie Mae under its guaranty of the
Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates.  Freddie Mac is a publicly held U.S. Government sponsored enterprise.  The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.  A Freddie Mac
Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by
Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac
Certificate the timely payment of interest at the rate provided for by such
Freddie Mac Certificate (whether or not received on the underlying loans).
Freddie Mac also guarantees to each registered Certificate

                                      B-17

holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of up to forty years.  Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate
group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie
Mac Certificate group.

     Conventional Mortgage Loans.  The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years.  Substantially all of these mortgage loans are secured by first liens on one to four family residential properties or multi-family projects.  Each mortgage loan must meet the applicable standards set forth in the law creating
Freddie Mac or Fannie Mae.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate Group.

     Mortgage Pass-Through Securities.  Each Fund (other than the CORE U.S.
Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities
("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

          Description of Certificates.  Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates.  Each such class may bear a different pass-through rate.  Generally, each certificate will evidence the

                                      B-18

specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest.  If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof.  The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both.  The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee.  Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate.  In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

          Ratings. The ratings assigned by a rating organization to Mortgage
Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

          Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

                                      B-19

          Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-
holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates.
In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve
Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

          Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for
Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees

                                      B-20

or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

          Voluntary Advances.  In the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

          Optional Termination.  Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-
10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

          Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
Obligations.  A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates.  These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.  In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC
Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs").  PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool.  With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities.  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or
"residual" interests. The Funds do not intend to purchase residual interests in
REMICs.  The REMIC Certificates represent beneficial ownership interests in a
REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

                                      B-21

     CMOs and REMIC Certificates are issued in multiple classes. Each class of
CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.  Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others,
"parallel pay" CMOs and REMIC Certificates.  Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures.  These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the
"PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates.  The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.  Shortfalls, if any, are added to the amount payable on the next payment date. The PAC
Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC.  In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets.  These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities.  The Global Income Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities.  Although the market for such securities has become more liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities

                                      B-22

because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities
-----------------------

     Each Fund (except the CORE U.S. Equity, CORE Large Cap Growth, and CORE
Small Cap Equity Funds) may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.
Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.
A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.  To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.  Automobile receivables generally are secured, but by automobiles rather than residential real property.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, if the issuer of an asset-backed security defaults on its payment obligations there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the securities.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Growth and CORE Small Cap
Equity Funds may only enter into such transactions with respect to a representative

                                      B-23

index. The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity
Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures
Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange
Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures
Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Fund) can
purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates.
Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, and CORE
Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Global Income
Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss.  While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so.  A clearing corporation associated with the exchange on

                                      B-24

which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies.  Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are denominated or quoted.  A Fund may, for example, take a "short"
position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or
(other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap
Equity Funds) foreign currency rates that would adversely affect U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities.
Similarly, each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a
Fund may also enter into such futures contracts as part of its hedging strategy.
Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment
Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts.  This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period.  As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets.  By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a

                                      B-25

put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A
Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument.  There is no guarantee that such closing transactions can be effected.  A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations.  Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for a Fund to qualify as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.  Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.  In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a
Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available.
In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.  The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of its Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

                                      B-26

     Writing Covered Options.  Each Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest.  A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.  A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  All call options written by a
Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below.  A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone.  However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below.  The purpose of writing such options is to generate additional income for the Fund.  However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities'
market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the
Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio.  A Fund may also cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.  Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option.  Such purchases are referred to as "closing purchase transactions."

                                      B-27

     Purchasing Options.  Each Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.  A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest.  The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period.  A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.  The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period.  The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities.  Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.  For a description of options on securities indices, see "Writing Covered Options"
above.

     Yield Curve Options.  The Global Income Fund may enter into options on the yield "spread" or differential between two securities.  Such transactions are referred to as "yield curve" options.  In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.  Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Global Income Fund may purchase or write yield curve options for the same purposes as other options on securities.  For example, the Global Income
Fund may purchase a call option on the yield spread between two securities if any such Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities.  The Global Income Fund may also purchase or write yield curve options in an effort to increase their current income if, in the judgment of the Investment Adviser, the Funds will be able to profit from movements in the spread between the yields of the underlying securities.  The trading of yield curve options is subject to all of the risks associated with the trading of other types of options.  In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

                                      B-28

     Yield curve options written by the Global Income Fund will be "covered."  A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options.
Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund.  Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.  Yield curve options are traded over-the-
counter, and the trading markets for these options may not be as developed as the markets for other types of options.

     Risks Associated with Options Transactions.  There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised.
Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v)
the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing
Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options.  The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                                      B-29

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates.  The successful use of options for hedging purposes also depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.  If the
Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a
Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur.  The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights
----------------------------------

     Each Fund other than the Global Income Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities)
which entitle the holder to buy equity securities at a specific price for a specific period of time.  A Fund will invest in warrants and rights only if such securities are deemed appropriate by the Investment Adviser for investment by the Fund.  Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments
-------------------

     Each Fund may invest in securities of foreign issuers.  The Growth and
Income, Capital Growth, Mid Cap Value, and Global Income Funds may invest in the aggregate up to 25%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including securities of issuers located in emerging countries.  The International Equity Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in foreign securities, including securities of issuers located in emerging countries.  With respect to the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds,
equity securities of foreign issuers must be traded in the United States.

     Investments in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues.
Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities also involves certain special risks, including those discussed in the Funds' Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers.  Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection

                                      B-30

with conversions between various currencies. The International Equity and Global
Income Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.  Volume and liquidity in most foreign securities markets are less than in the United
States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on
U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.  For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund other than the Global Income Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary
Receipts ("ADRs") and Global Depositary Receipts ("GDRs") and (except for the
CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, and Global

                                      B-31

Income Funds) European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary
Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form.  EDRs and GDRs are receipts evidencing an arrangement with a
non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S.
securities markets.  EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored
Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.  In addition, the lack of information may result in inefficiencies in the valuation of such instruments.  Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers.  The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
However, by investing in Depositary Receipts, such as ADRs, that are quoted in
U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except CORE U.S. Equity, CORE
Large Cap Growth, and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.

     Investing in Emerging Markets.  The International Equity Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies.  The Growth and Income, Mid Cap
Value and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.  The Global Income Fund may invest in debt securities of foreign issuers, including issuers in emerging countries, and in fixed income securities quoted or denominated in a currency other than U.S. dollars.

     Investments in debt securities of emerging market issuers involve special risks.  The development of a market for such securities is a relatively recent phenomenon, and each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets.  In certain countries,

                                      B-32

there may be few publicly traded securities, and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.
The markets for securities in certain emerging countries are in the earliest stages of their development.  Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries.  The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of securities issues.  For example, prices may be unduly influenced by traders who control large positions in these markets.
Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets.  In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a
Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period

                                      B-33

of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a
Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     The emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries.  This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-
constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv)
hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property.  Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds'
assets.  A Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     A Fund may seek investment opportunities within the former "east bloc"
countries in Eastern Europe.  See "Investment Objective and Policies" in the
prospectus.  Most Eastern European countries have had a centrally planned, socialist economy for a substantial period of time.  The governments of many
Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy.  However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of
Eastern European countries' attempts to move toward more market-oriented economies is currently unclear.  In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S.
economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.  Many emerging countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  Other emerging countries, on the other hand, have recently experienced deflationary pressure and are in economic recessions.  The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

                                      B-34

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

     Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of a Fund's assets remain uninvested and no return is earned thereon.  Inability to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability of the Fund to the purchaser.  The creditworthiness of the local securities firms used by a Fund in Emerging Countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the
Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     Sovereign Debt Obligations.  The International Equity and Global Income
Funds may invest in sovereign debt obligations.  Investments in sovereign debt obligations involve special risks not present in corporate debt obligations.
The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers.  In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     Brady Bonds.  Certain foreign debt obligations, customarily referred to as
"Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury,
Nicholas F. Brady (the "Brady Plan").  Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated).  In the event of a default on collateralized
Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will

                                      B-35

continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

     Forward Foreign Currency Exchange Contracts.  The Growth and Income, Mid
Cap Value and Capital Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes. The International Equity and Global
Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.  Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances.  First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to
"lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the
Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.
dollar, it may enter into a forward contract to sell, for a fixed amount of U.S.
dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.  Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which a Fund can achieve at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term

                                      B-36

hedging provides a means of fixing the U.S. dollar value of only a portion of a
Fund's foreign assets.

     The International Equity and Global Income Funds may engage in cross-
hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the
Investment Adviser determines that there is a pattern of correlation between the two currencies.  The International Equity and Global Income Funds may also purchase and sell forward contracts to seek to increase total return when the
Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     Unless otherwise covered, cash or liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return.  The segregated assets will be marked-to-market.  If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.  Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts.  If this happens, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.  The Global Income Fund will not enter into a forward contract with a term of greater than one year.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such
Fund.  Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange.  Forward contracts are subject to the risk that the counterparty to such contract will default on its obligation.  Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.  A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

                                      B-37

     Writing and Purchasing Currency Call and Put Options.  Each Fund (except
CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may
write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.
     The International Equity and Global Income Funds may use options on currency for either hedging or cross-hedging, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation.  In addition,
International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates the Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  A put option written by a
Fund obligates the Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.  For a description of how to cover written put and call options, see
"Writing Covered Options" above.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written.  Such purchases are referred to as "closing purchase transactions."  A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated.  The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A
Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

                                      B-38

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a specified currency at a specified price during the option period.  The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations.  A
Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, the
International Equity and Global Income Funds may use options on currency to seek to increase total return.  The International Equity and Global Income Funds may
write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone.  However, in writing covered call options for additional income, the
International Equity and Global Income Funds may forego the opportunity to profit from an increase in the market value of the underlying currency.  Also, when writing put options, the International Equity and Global Income Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series.  Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options, no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.  If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities.  Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

                                      B-39

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls
---------------------

     Global Income Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.  During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold.  However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.  Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.  All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund.  Each Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Global Income Fund treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.  The Global Income
Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following:  if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held.  Successful use of mortgage dollar rolls will depend upon the
Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure.  For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities
----------------------

     Each Fund (except the Global Income Fund) may invest in convertible securities.  Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.
Convertible securities rank senior to common

                                      B-40

stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment
Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities
--------------------

     Each Fund (except the Global Income Fund) may invest in preferred securities.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.
Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation.
In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Currency Swaps, Mortgage Swaps, Credit Swaps and Interest Rate Swaps, Caps,
---------------------------------------------------------------------------
Floors and Collars
------------------

     The International Equity and Global Income Funds may enter into currency swaps for both hedging purposes and to seek to increase total return.  In addition, the Global Income Fund may enter into mortgage, credit and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return.  Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies.  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.
Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate or mortgage

                                      B-41

swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the
Funds and the Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The International Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment
Adviser.  The Global Income Fund will not enter into any currency swap transactions unless the unsecured commercial paper senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard &
Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser.  If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  The Investment
Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps
------------

     The Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small
Cap Equity, Capital Growth, Mid Cap Value, and International Equity Funds may
enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap transactions may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks or an index of stocks, plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by

                                      B-42

which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential obligations, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered to be investment grade by the Investment Adviser. A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Real Estate Investment Trusts
-----------------------------

     The Equity Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.
Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code.  A
Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Fund.

     Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.
REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.
REITs are subject to heavy cash flow dependency, default by borrowers, self-
liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

                                      B-43

Lending of Portfolio Securities
-------------------------------

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or
U.S. Government securities or letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Advisers to be of good standing, and when, in the judgment of the Investment Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

     Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments
----------------------------------------------

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis.  These transactions involve a commitment by a Fund to purchase or sell securities at a future date.  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.  A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it.  A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  The Funds may realize a capital gain or loss in connection with these transactions.  For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.  A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered.  Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased

                                      B-44

declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

     Each Fund may invest in companies (including predecessors) which have operated less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase in the securities of other investment companies (including, exchange-traded funds such as SPDRs, iShares(sm) (as defined below) but, may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an
Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an
Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to an Investment Adviser or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Investment
Adviser or any of its affiliates. Exchange-traded funds are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ National Market
System.

     Each Fund may invest in SPDRs.  SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

     The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the
Standard & Poor's 500 Composite Stock Price Index (the "S&P Index").  The UIT is
sponsored by a subsidiary of the AMEX.  SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price activity of the S&P Index.  The UIT will issue
SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio
Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing

                                      B-45

Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT.
To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation
Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT.  Accordingly, the level of risk involved in the purchase or sale of a
SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks.  Disruptions in the markets for the securities underlying
SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund (other then CORE U.S. Equity, CORE Large Cap Growth, and CORE
Small Cap Equity) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund may, subject to the limitations stated above, invest in iShares(sm) (formerly called World Equity Benchmark Shares or "WEBS")
and similar securities that invest in securities included in foreign securities indices. iShares(sm) are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries or regions. iShares(sm) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(sm) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(sm) on the AMEX. To date,
iShares(sm) have traded at relatively modest discounts and premiums to the NAVs.
However, iShares(sm) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(sm) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of
iShares(sm) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(sm) should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(sm) as part of its investment strategy.

Repurchase Agreements
---------------------

     Each Fund may enter into repurchase agreements with dealers in U.S.
Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or, market price to the amount of their repurchase obligation.  The International Equity and Global Income Funds
may also enter into repurchase agreements involving certain foreign government securities.  A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a

                                      B-46

stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security.  For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller.  In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Such a delay may involve loss of interest or a decline in the price of the security.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.  Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.  Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

     A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal
Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Global Income Fund may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then

                                      B-47

continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities
----------------------------------

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of
1933, as amended ("1933 Act"), including securities eligible for resale to
"qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.
However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain
Restricted Securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid.  Certain commercial paper issued in reliance on Section 4(2) of the 1933
Act is treated like Rule 144A Securities.  The Trustees have adopted guidelines under which the Investment Advisers determine and monitor the liquidity of the
Funds' portfolio securities.  This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid.  The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Short Sales
-----------

     Short Sales "Against the Box."  The Funds may engage in short sales against the box.  In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  It may be entered into by a Fund, for example, to lock in a sales price for a security the
Fund does not wish to sell immediately.  If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

                                      B-48

Non-Diversified Status
----------------------

     Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements.  Under federal tax laws, Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities).  With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer
(other than the U.S. Government), and (2) the Fund may not acquire more than 10%
of the outstanding voting securities of any one issuer.  These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code.

Portfolio Turnover
------------------

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-
income securities, or for other reasons.  It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.  For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund.
For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.  With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, a Fund may not:

          (1)  make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act

          (2)  invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this
               restriction, state and

                                      B-49

               municipal governments and their agencies, authorities and
               instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).
               This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or
               instrumentalities;

          (3)  borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by
               applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase
               securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

          (4)  make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

          (5)  underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

          (6)  purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

          (7)  invest in commodities or commodity contracts, except that the
               Fund may invest in currency and financial instruments and
               contracts that are commodities or commodity contracts; or

          (8)  issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

                                      B-50

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a)  Invest in companies for the purpose of exercising control or management;

     (b)  Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

     (c)  Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

     (d)  Make short sales of securities, except short sales against the box.

                                  MANAGEMENT

     The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the
Trust for purposes of the Act are indicated by an asterisk.

Name, Age                       Positions              Principal Occupation(s)
and Address                     With Trust               During Past 5 Years
-----------                     ----------             ---------------------

                                      B-51

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

Ashok N. Bakhru, 58         Chairman        Chairman of the Board and Trustee -
P.O. Box 143                & Trustee       Goldman Sachs Trust (registered
Lima, PA 19037                              investment company) (since January
                                            1992); President, ABN Associates
                                            (July 1994 -March 1996 and November
                                            1998 to present); Executive Vice
                                            President-Finance and Administration
                                            and Chief Financial Officer, Coty
                                            Inc. (manufacturer of fragrances and
                                            cosmetics) (April 1996-November
                                            1998); Director of Arkwright Mutual
                                            Insurance Company (1984-1999);
                                            Trustee of International House of
                                            Philadelphia (since 1989); Member of
                                            Cornell University Council (since
                                            1992); Trustee of the Walnut Street
                                            Theater (since 1992); Director,
                                            Private Equity Investors - III
                                            (since November 1998); and Trustee,
                                            Citizens Scholarship Foundation of
                                            America (since 1998).

                                      B-52

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

*David B. Ford, 55          Trustee         Trustee - Goldman Sachs Trust
32 Old Slip                                 (registered investment company)
New York, NY 10005                          (since September 1994); Director,
                                            Commodities Corp. LLC (futures and
                                            commodities traders) (since April
                                            1997); Managing Director, J. Aron &
                                            Company (commodity dealer and risk
                                            management adviser) (since November
                                            1996); Managing Director, Goldman
                                            Sachs & Co. Investment Banking
                                            Division (since November 1996);
                                            Chief Executive Officer and
                                            Director, CIN Management (investment
                                            adviser) (since August 1996); Chief
                                            Executive Officer & Managing
                                            Director and Director, Goldman Sachs
                                            Asset Management International
                                            (since November 1995 and December
                                            1994, respectively); Co-Head,
                                            Goldman Sachs Asset Management
                                            (since November 1995); Co-Head and
                                            Director, Goldman Sachs Funds
                                            Management, L.P. (since November
                                            1995 and December 1994,
                                            respectively); and Chairman and
                                            Director, Goldman Sachs Asset
                                            Management Japan Limited (since
                                            November 1994).

*Douglas C. Grip, 38        Trustee         Trustee and President - Goldman
32 Old Slip                 & President     Sachs Trust (registered investment
New York, NY 10005                          company)(since 1997); Trustee, Trust
                                            for Credit Unions (registered
                                            investment company) (since March
                                            1998); Managing Director, Goldman
                                            Sachs (since November 1997);
                                            President, Goldman Sachs Funds Group
                                            (since April 1996); and President,
                                            MFS Retirement Services Inc., of
                                            Massachusetts Financial Services
                                            (prior  thereto).

                                      B-53

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

Patrick T. Harker, 42       Trustee         Trustee - Goldman Sachs Trust
Office of the Dean                          (registered investment company)
The Wharton School                          (since August 2000); Dean and
University of Pennsylvania                  Reliance Professor of Operations
1000 SH-DH                                  and Information Management, The
Philadelphia, PA 19104-6364                 Wharton School, University of
                                            Pennsylvania (since February 2000);
                                            Interim and Deputy Dean, The Wharton
                                            School, University of Pennsylvania
                                            (since July 1999); Professor and
                                            Chairman of Department of Operations
                                            and Information Management, The
                                            Wharton School, University of
                                            Pennsylvania (July 1997 - August
                                            2000); UPS Transportation Professor
                                            for the Private Sector, Professor of
                                            Systems Engineering and Chairman of
                                            Systems Engineering, School of
                                            Engineering and Applied Science,
                                            University of Pennsylvania (prior
                                            thereto).

                                      B-54

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

*John P. McNulty, 48        Trustee         Trustee - Goldman Sachs Trust
32 Old Slip                                 (registered investment company)
New York, NY 10005                          (since January 1997); Managing
                                            Director, Goldman Sachs (since
                                            November 1996) and Head of
                                            Investment Management Division
                                            (since September 1999); General
                                            Partner, J. Aron & Company
                                            (commodity dealer and risk
                                            management adviser) (since November
                                            1995); Director and Co-Head, Goldman
                                            Sachs Funds Management L.P. (since
                                            November 1995); Director, Goldman
                                            Sachs Asset Management International
                                            (since January 1996); Co-Head, GSAM
                                            (November 1995-September 1999);
                                            Director, Global Capital Reinsurance
                                            (insurance) (since 1989); and
                                            Director, Commodities Corp. LLC
                                            (since April 1997).

                                      B-55

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

Mary P. McPherson, 65       Trustee         Trustee - Goldman Sachs Trust
The Andrew W.                               (registered investment company)
  Mellon Foundation                         (since 1997); Vice President, The
140 East 62/nd/ Street                      Andrew W. Mellon Foundation
New York, NY 10021                          (provider of grants for
                                            conservation, environmental and
                                            educational purposes) (since October
                                            1997); President of Bryn Mawr
                                            College (1978-1997); Director, Smith
                                            College (since 1998); Director,
                                            Josiah Macy, Jr. Foundation (health
                                            educational programs) (since 1977);
                                            Director, the Philadelphia
                                            Contributionship (insurance) (since
                                            1985); Director Emeritus, Amherst
                                            College (1986-1998); Director,
                                            Dayton Hudson Corporation (general
                                            retailing merchandising) (1988-
                                            1997); Director, The Spencer
                                            Foundation (educational research)
                                            (since 1993); member of PNC Advisory
                                            Board (banking) (since 1993); and
                                            Director, American School of
                                            Classical Studies in Athens (since
                                            1997).

                                      B-56

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

*Alan A. Shuch, 51          Trustee         Trustee - Goldman Sachs Trust
32 Old Slip                                 (registered investment company)
New York, NY 10005                          (since October 1989); Advisory
                                            Director-GSAM (since May 1999);
                                            Limited Partner, Goldman Sachs
                                            (prior to May 1999); Consultant to
                                            GSAM (since December 1994).

William H. Springer, 71     Trustee         Trustee - Goldman Sachs Trust
701 Morningside Drive                       (registered investment company)
Lake Forest, IL 60045                       (since April 1989); Director, The
                                            Walgreen Co. (a retail drug store
                                            business) (April 1988-January 2000);
                                            Director of BKF Capital Group, Inc.
                                            (a public holding company of a
                                            registered investment adviser)
                                            (April 1992 -present); and Chairman
                                            and Trustee, Northern Institutional
                                            Funds and Northern Funds (since
                                            April 1984 and March 2000,
                                            respectively).

                                      B-57

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

Richard P. Strubel, 61      Trustee         Trustee - Goldman Sachs Trust
500 Lake Cook Road                          (registered investment company)
Suite 150                                   (since December 1987); President
Deerfield, IL 60015                         and COO, UNext.com (provider of
                                            educational services via the
                                            internet) (since 1999); Director,
                                            Gildan Activewear Inc. (since
                                            February 1999); Director of Kaynar
                                            Technologies Inc. (since March
                                            1997); Managing Director, Tandem
                                            Partners, Inc. (1990-1999); Trustee,
                                            Northern Institutional Funds and
                                            Northern Funds (since December 1982
                                            and March 2000, respectively); and
                                            Director, Cantilever Technologies,
                                            Inc. (since 1999).

*John M. Perlowski, 36      Treasurer       Treasurer - Goldman Sachs Trust
32 Old Slip                                 (registered investment company); and
New York, NY 10005                          Vice President, Goldman Sachs (since
                                            July 1995).

*Philip V. Giuca , Jr., 38  Assistant       Assistant Treasurer - Goldman Sachs
32 Old Slip                 Treasurer       Trust (registered investment
New York, NY 10005                          company) (since 1997); and Vice
                                            President, Goldman Sachs (May 1992-
                                            Present).

                                      B-58

Name, Age                   Positions       Principal Occupation(s)
and Address                 With Trust        During Past 5 Years
-----------                 ----------      ---------------------

*Peter Fortner, 42          Assistant       Assistant Treasurer-Goldman Sachs
32 Old Slip                 Treasurer       Variable Insurance Trust (registered
New York, NY 10005                          investment company) (since August
                                            2000); Vice President, Goldman Sachs
                                            (July 2000-Present); Associate,
                                            Prudential Insurance Company of
                                            America (November 1985-June 2000);
                                            and Assistant treasurer, certain
                                            closed end funds administered by
                                            Prudential (1999 and 2000).

*Kenneth Curran, 37         Assistant       Assistant Treasurer-Goldman Sachs
32 Old Slip                 Treasurer       Variable Insurance Trust (registered
New York, NY 10005                          investment company) (since January
                                            2001); Vice President, Goldman Sachs
                                            (November 1998-Present); and Senior
                                            Tax Manager, KPMG Peat Marwick
                                            (August 1995-October 1998).

*James A. Fitzpatrick, 40   Vice President  Vice President - Goldman Sachs Trust
4900 Sears Tower                            (registered investment company)
Chicago, IL 60606                           (since October 1997); Managing
                                            Director, Goldman Sachs (since
                                            October 1999); Vice President, of
                                            Goldman Sachs (April 1997-December
                                            1999); and Vice President and
                                            General Manager, First Data
                                            Corporation - Investor Services
                                            Group (1994 to 1997).

*Jesse Cole, 36             Vice President  Vice President - Goldman Sachs Trust
4900 Sears Tower                            (registered investment company)
Chicago, IL 60606                           (since 1998); Vice President, GSAM
                                            (since June 1998); Vice President,
                                            AIM Management Group, Inc.
                                            (investment adviser) (April 1996-
                                            June 1998); and Assistant Vice
                                            President, the Northern Trust
                                            Company (June 1987-April 1996).

                                      B-59

Name, Age                   Positions         Principal Occupation(s)
and Address                 With Trust          During Past 5 Years
-----------                 ----------        ---------------------

*Kerry K. Daniels, 37       Vice President    Vice President-Goldman Sachs
4900 Sears Tower                              Variable Insurance Trust
Chicago, IL 60606                             (registered investment company)
                                              (since April 2000); and Manager,
                                              Institutional Account
                                              Administration-Shareholder
                                              Services, Goldman Sachs (since
                                              1986).

*Mary F. Hoppa, 36          Vice President    Vice President-Goldman Sachs
4900 Sears Tower                              Variable Insurance Trust
Chicago, IL 60606                             (registered investment company)
                                              (since April 2000); Vice
                                              President, Goldman Sachs (since
                                              October 1999); and Senior Vice
                                              President and Director of Mutual
                                              Fund Operations, Strong Capital
                                              Management (January 1987-September
                                              1999)

                                      B-60

Name, Age                            Positions            Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*Christopher Keller, 35              Vice President       Vice President, Goldman Sachs Variable
4900 Sears tower                                          Insurance Trust (registered investment
Chicago, IL 60606                                         company) (October 2000-present); Vice
                                                          President, Goldman Sachs (April
                                                          1997-present); and Manager, Anderson
                                                          Consulting (August 1989-April 1997).

                                      B-61

Name, Age                            Positions            Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*Howard B. Surloff, 35               Secretary            Secretary - Goldman Sachs Trust
32 Old Slip                                               (registered investment company) (since
New York, NY 10005                                        2001) and Assistant Secretary prior
                                                          thereto; Assistant General Counsel, GSAM
                                                          and General Counsel to the U.S. Funds
                                                          Group (since December 1997); Assistant
                                                          General Counsel and Vice President,
                                                          Goldman Sachs (since November 1993 and
                                                          May 1994, respectively); and Counsel to
                                                          the Funds Group, GSAM (November
                                                          1993-December 1997).

*Valerie A. Zondorak, 35             Assistant            Assistant Secretary - Goldman Sachs
32 Old Slip                          Secretary            Trust (registered investment company);
New York, NY 10005                                        Assistant General Counsel, GSAM and
                                                          Assistant General Counsel to the Funds
                                                          Group (since December 1997); Vice
                                                          President and Assistant General Counsel,
                                                          Goldman Sachs (since March 1997);
                                                          Counsel to the Funds Group, GSAM (March
                                                          1997 - December 1997); and Associate of
                                                          Shereff, Friedman, Hoffman & Goodman
                                                          (September 1990 to February 1997).

*Deborah A. Farrell, 29              Assistant            Assistant Secretary - Goldman Sachs
32 Old Slip                          Secretary            Trust (registered investment company)
New York, NY 10005                                        (since 1996); Legal Products Analyst,
                                                          Goldman Sachs (since December 1998); and
                                                          Legal Assistant, Goldman Sachs (January
                                                          1996 - December 1998); Assistant
                                                          Secretary to the Funds Group (1996 to
                                                          present).

*Kaysie P. Uniacke, 39               Assistant            Assistant Secretary - Goldman Sachs
32 Old Slip                          Secretary            Trust (registered investment company);
New York, NY 10005                                        Managing Director, Goldman Sachs (since
                                                          1997); and Vice President and Senior
                                                          Portfolio Manager, GSAM (1988 to 1997).

                                      B-62

Name, Age                            Positions            Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*Elizabeth D. Anderson, 31           Assistant            Assistant Secretary - Goldman Sachs
32 Old Slip                          Secretary            Trust (registered investment company);
New York, NY 10005                                        Vice President, Goldman Sachs (since May
                                                          1997) Portfolio Manager, GSAM (since
                                                          April 1996); and Junior Portfolio
                                                          Manager, GSAM (1995 - April 1996).

*Amy E. Belanger, 31                 Assistant            Assistant Secretary - Goldman Sachs
32 Old Slip                          Secretary            Trust (registered investment company)
New York, NY 10005                                        (since 1999); Vice President, Goldman
                                                          Sachs (since June 1999); Counsel,
                                                          Goldman Sachs (since 1998); and
                                                          Associate, Dechert Price & Rhoads
                                                          (September 1996-1998).

          Each interested Trustee and officer of the Trust holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or one of their affiliates is the investment adviser, administrator and/or distributor.  As of March 20, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

          The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee.  Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

          The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Funds.

                                      B-63

          The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31,
2000:

Name of Trustee                                                                              Total
                                                                 Pension or               Compensation
                                      Aggregate             Retirement Benefits        from Goldman Sachs
                                     Compensation            Accrued as Part of          Funds Complex
                                   from the Funds/2/          Trust's Expenses       (including the Trust)/3/
                                   -----------------           ---------------       ------------------------

Ashok N. Bakhru/1/                      $25,522                    $    0                  $ 142,250
David B. Ford                                 0                         0                          0
Douglas C. Grip                               0                         0                          0
Patrick T. Harker/4/                      3,727                         0                     26,500
John P. McNulty                               0                         0                          0
Mary P. McPherson                        19,034                         0                    106,000
Alan A. Shuch                                 0                         0                          0
Jackson W. Smart/5/                      11,738                         0                     53,500
William H. Springer                      18,759                         0                    104,000
Richard P. Strubel                       19,034                         0                    106,000

______________

/1/  Includes compensation as Chairman of the Board of Trustees.

                                      B-64

/2/  Reflects amount paid by the Funds described in this Additional Statement during the fiscal year ended December 31, 2000.

/3/  The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman
     Sachs Variable Insurance Trust.  Goldman Sachs Trust consisted of 54 mutual funds, on December 31, 2000.  Goldman Sachs Variable Insurance Trust
     consisted of 10 mutual funds on December 31, 2000.

/4/  Mr. Harker was elected to the Board of Trustees on August 29, 2000.

/5/  No longer a trustee of the Trust.

                                      B-65

Management Services
-------------------

     GSAM, 32 Old Slip, New York, New York, a separate operating division of
Goldman Sachs, serves as Investment Adviser to the Growth and Income, CORE U.S.
Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, and Mid
Cap Value Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as Investment Adviser to the International Equity and Global Income Funds. See
"Service Providers" in the Funds' Prospectus for a description of the applicable
Investment Adviser's duties to the Funds.

     The Goldman Sachs Group, L.P. which controlled the Funds' Investment
Advisers merged into the Goldman Sachs Group, Inc. as a result of an initial public offering.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in
Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan,
Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo,
Toronto, Vancouver and Zurich. It has trading professionals throughout the
United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's management agreement ("Management
Agreement") is in effect.

     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry.  The Goldman Sachs Global Investment Research
Department covers approximately 2,200 companies, including approximately 1,000
U.S. corporations in 60 industries.  The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment
Advisers.  The Investment Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey.  In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad.  Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.  For example, Goldman Sachs' options evaluation model analyzes each security's term and call option, providing an overall analysis of the security's value relative to its interest risk.

     In managing the Investment Funds, the Advisers have access to Goldman
Sachs' economics research.  The Economics Research Department, based in London, conducts

                                      B-66

economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research
Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investors and Reuters. These rankings acknowledge the achievements of Goldman Sachs' economists, strategists and equity analysts.

     The Investment Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate a Fund's investments as market conditions change.  Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios.  Because a mortgage-backed security incorporates the borrower's right to prepay the mortgage, the Investment Adviser uses a sophisticated option-
adjusted spread (OAS) model to measure expected returns.  A security's OAS is a function of the level and shape of the yield curve, volatility and the
Investment Adviser's expectation of how a change in interest rates will affect prepayment levels.  Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Adviser considers it a better way to measure a security's expected return and absolute and relative values than yield to maturity.  In using OAS technology, the Investment Adviser will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity.  The Investment
Adviser will then analyze its value relative to alternative investments and to its own investments. The Investment Adviser will also measure a security's interest rate risk by computing an option adjusted duration (OAD).  The
Investment Adviser believes a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities.
This sophisticated technical analysis allows the Investment Adviser to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different mortgage-backed securities can be compared directly as an indication of their relative value in the market.  The
Investment Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios.  The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Investment Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for a Fund from a universe of eligible investments.  In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Investment Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

                                      B-67

     The Investment Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis.  Changes in the relative value of various mortgage-backed securities could suggest tactical trading opportunities for the
Funds.  The Investment Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different mortgage-backed securities.  Current market analysis and historical information is available in the Goldman Sachs database for most actively traded mortgage-backed securities.

     Goldman Sachs has agreed to provide the Investment Advisers, on a non-
exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers.  Use of these services by the Investment Advisers with respect to a Fund does not preclude Goldman
Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the
Investment Advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department.  The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-
Income Research Department is at the forefront in developing and using computer-
based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions.  The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities, the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets.
Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors.  These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

                                      B-68

     The Funds' Management Agreement provides that the Investment Advisers may render similar services to others as long as the services provided thereunder are not impaired thereby.

     The Management Agreement with respect to the Growth and Income, CORE U.S.
Equity, CORE Large Cap Growth, CORE Small Cap Equity, International Equity and
Global Income Funds was initially approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-
interested Trustees"), on October 21, 1997. The Funds' Management Agreement was
most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any party thereto on April 24, 2001. The arrangement was approved by the sole shareholder of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small
Cap Equity, International Equity and Global Income Funds on September 26, 1997
by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Funds. The management agreement will remain in effect with respect to each Fund until June 30, 2002 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of such Fund's outstanding voting securities or a majority of the Trustees, and (b) the vote of a majority of the non-interested
Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to each Fund if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the
Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

     Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets.

                                          Management
Fund                                         Fee
----                                         ---

GSAM
Growth and Income Fund                       .75%
CORE U.S. Equity Fund                        .70%
CORE Large Cap Growth Fund                   .70%
CORE Small Cap Equity Fund                   .75%
Capital Growth Fund                          .75%
Mid Cap Value Fund                           .80%

GSAMI
International Equity Fund                   1.00%
Global Income Fund                           .90%

                                      B-69

     For the fiscal years ended December 31, 2000, December 31, 1999 and
December 31, 1998, the amount of the investment advisory fees incurred by each
Fund then in existence were as follows:

                                            2000        1999        1998
                                            ----        ----        ----

Growth and Income Fund/1/               $245,836    $145,858     $47,801
CORE U.S. Equity Fund/2/                 696,436     142,551      41,825
CORE Large Cap Growth Fund/2/            208,035      98,207      37,366
CORE Small Cap Equity Fund/2/            213,217      46,304      32,003
Capital Growth Fund/3/                   105,954      47,162      17,067
Mid Cap Value Fund/4/                    354,036      90,695      18,776
International Equity Fund/1/             265,141     138,806      85,560
Global Income Fund/1/                     74,447      56,181      46,434

_______________________________
/1/  Commenced operations on January 12, 1998.
/2/  Commenced operations on February 13, 1998.
/3/  Commenced operations on April 30, 1998.
/4/  Commenced operations on May 1, 1998.
     Under its Management Agreement, each Investment Adviser also: (i)
supervises all non-advisory operations of each Fund that it advises; (ii)
provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each
Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the
SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
by Goldman Sachs.  The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the
Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the
Funds.  Goldman

                                      B-70

Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment
Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in the good faith discretion of such entities to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.  As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates.  The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the
Funds in accordance with such analysis and models.  In addition, neither Goldman
Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the
Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of
Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the
Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them.  It is possible that
Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund.  Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts.  The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

                                      B-71

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund.  In such instances, those individuals may, as a result, obtain information regarding the
Fund's proposed investment activities which is not generally available to the public.  In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the
Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities.  As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman
Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions.  Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund.  The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds.  At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the
Funds. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing.  Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.  From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of a Fund or for other reasons.  Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio.  Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account.  A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of a Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market.  From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an

                                      B-72

underwriting or other distribution of securities of an entity, the Investment
Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
------------------------------

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts"
arrangement as provided by a distribution agreement with the Trust on behalf of each Fund.  Shares of the Funds are offered and sold on a continuous basis by
Goldman Sachs, acting as agent.  Under the distribution agreement, each Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer.  Each Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts.  The
Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Fund.

     As agent, the Distributor currently offers shares of each Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which such Fund may from time to time be registered or where permitted by applicable law.  The underwriting agreements provide that the
Distributor accepts orders for shares at net asset value without sales commission or load being charged.  The Distributor has made no firm commitment to acquire shares of any Fund.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606, serves as the Trust's transfer agent.  Under its transfer agency agreement with the Trust, Goldman
Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii)
provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous

                                      B-73

services. For fiscal years ended December 31, 2000, December 31, 1999 and
December 31, 1998, the amounts paid to Goldman Sachs net of waivers by each Fund then in existence were as follows under the fee schedules then in effect:

                                           2000         1999         1998
                                           ----         ----         ----

Growth and Income Fund/1/                $7,151      $10,539      $26,530
CORE U.S. Equity Fund/2/                  8,630        7,018       26,705
CORE Large Cap Growth Fund/2/             8,598        8,825       25,676
CORE Small Cap Equity Fund/2/             8,568       11,754       26,065
Capital Growth Fund/3/                    8,679        9,073       21,905
Mid Cap Value Fund/4/                     8,649        7,834       18,123
International Equity Fund/1/              8,643        8,348       28,662
Global Income Fund/1/                     8,631        9,243       27,998

_____________________
/1/  Commenced operations on January 12, 1998.
/2/  Commenced operations on February 13, 1998.
/3/  Commenced operations on April 30, 1998.
/4/  Commenced operations on May 1, 1998.

     Goldman Sachs voluntarily waived $14,000 of transfer agent fees with respect to each Fund for the fiscal year ended December 31, 2000.

                                   EXPENSES

     The Trust is responsible for the payment of its expenses. The expenses include, without limitation, management fees, custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Trust's shares under federal or state securities laws;
organizational expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, Additional
Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities;
compensation and expenses of the Trust's "non-interested" Trustees; and
extraordinary expenses, if any, incurred by the Trust.

     The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     The Investment Adviser voluntarily agreed to limit "Other Expenses"
(excluding management fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage of average daily net assets:

                                      B-74

                                        Other Expenses
                                        --------------

Growth and Income Fund                        0.25%
CORE U.S. Equity Fund                         0.20%
CORE Large Cap Growth Fund                    0.20%
CORE Small Cap Equity Fund                    0.25%
Capital Growth Fund                           0.25%
Mid Cap Value Fund                            0.25%
International Equity Fund                     0.35%
Global Income Fund                            0.25%

     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

                                 REIMBURSEMENT

     For the fiscal year ended December 31, 2000, the amounts of certain "Other
Expenses" of each Fund that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

                                      Fiscal year ended
                                      December 31, 2000
                                      -----------------

Growth and Income Fund                    $ 57,953
CORE U.S. Equity Fund                          310
CORE Large Cap Growth Fund                  83,879
CORE Small Cap Equity Fund                 142,037
Capital Growth Fund                        103,252
Mid Cap Value Fund                          61,384
International Equity Fund                  157,480
Global Income Fund                         134,977

                                      B-75

Custodian
----------

     State Street, P. O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the
Trust's accounting records. State Street may appoint domestic and foreign sub-
custodians from time to time to hold certain securities purchased by the Trust in foreign securities and to hold cash and currencies for the Trust.

Independent Auditors
--------------------

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New
York 10019, have been selected as auditors of the Funds of the Trust for the fiscal year ending December 31, 2001. In addition to audit services, Ernst &
Young LLP prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.
The financial statements of the Funds for the fiscal years or periods ended on or before December 31, 1999, and the data set forth under the "Financial
Highlights" in the Prospectuses for the fiscal year or periods ended on or before December 31, 1999 were audited by Arthur Andersen LLP, the Funds' former auditor.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Advisers are responsible for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net"
basis with dealers acting as principal for their own accounts without a stated
commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Global Income Fund are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security).
In certain foreign countries, debt securities in which the Global Income Fund may invest are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available.

                                      B-76

This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section
28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker who provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to (i) a good faith determination by the Trustees that such commission is reasonable in light of the services provided; and (ii) to such policies as the Trustees may adopt from time to time.
While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment
Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the
Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto
(such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Advisers in the performance of their decision-
making responsibilities. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers
(including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or subadviser), the
Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

                                      B-77

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the
Trustees.

     Subject to the above considerations, the Investment Advisers may use
Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

                                      B-78

For the fiscal year ended December 31, 2000, each Fund in existence paid brokerage commissions as follows.  The amount of brokerage commissions paid by a
Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                                                                            Amount of
                                                        Total              Total           Transactions    Brokerage
                                                      Brokerage          Amount of           Effected     Commissions
                                         Total       Commissions        Transactions         through         Paid
                                       Brokerage       Paid to            on which           Brokers       to Brokers
                                      Commissions      Goldman           Commissions        Providing      Providing
                                         Paid          Sachs/3/             Paid             Research       Research
                                      -----------  ---------------  ---------------------  ------------   -----------

Fiscal Year Ended
December 31, 2000:
Growth and Income Fund                   $ 59,949  $1,198(2.2%)/1/   $ 8,349,998(0.7%)/2/    $6,909,385         8,115
CORE U.S. Equity Fund                      49,762   1,852(3.7%)/1/    83,957,515(0.1%)/2/           N/A           N/A
CORE Large Cap Growth Fund                 26,838   1,596(5.9%)/1/     5,089,458(0.5%)/2/           N/A           N/A
CORE Small Cap Equity Fund                 49,638   1,558(3.1%)/1/    12,486,690(0.4%)/2/           N/A           N/A

                                      B-79

                                  C>
Capital Growth Fund             13,680         918(6.7%)/1/      4,212,679(0.3%)/2/     $2,405,857     2,547
Mid Cap Value Fund             200,120       9,372(4.7%)/1/     14,197,373(1.4%)/2/     15,405,687    32,637
International Equity Fund      207,633    158,927(76.5%)/1/      464,502,750(0%)/2/      3,686,145     6,630
Global Income Fund               1,465       1,465(100%)/1/      117,438,925(0%)/2/            N/A       N/A

__________________
/1/   Percentage of total commissions paid.

/2/   Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

/3/   The figure in the table report brokerage commissions only from securities transactions.  For the fiscal year ended December 31, 2000, Goldman Sachs earned approximately $776, $158,927, $782 and $866 in brokerage commissions from portfolio transactions, including future transactions, executed on behalf of the CORE Small Cap Equity, International Equity,
      Global Income and CORE Large Cap Growth Funds, respectively.

                                      B-80

For the fiscal year ended December 31, 1999, each Fund in existence paid brokerage commissions as follows.  The amount of brokerage commissions paid by a
Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                                        Total                Total
                                                      brokerage            Amount of
                                          Total      Commissions          Transaction
                                        Brokerage        Paid to            on which
                                       Commissions     Affiliated          Commissions
                                          Paid           Persons               Paid
                                       -----------    -------------      -----------------

Fiscal Year Ended
December 31, 1999:

Growth and Income Fund                    $70,445         $4,015             $1,868,868
CORE U.S. Equity Fund                      23,244          1,365                  1,385
CORE Large Cap Growth Fund                 10,644            351                 37,699
CORE Small Cap Equity Fund                 17,948            485                358,937
Capital Growth Fund                         7,643            246                327,165
Mid Cap Value Fund                         79,753          5,503              2,542,277
International Equity Fund                  48,817            158                 63,125
Global Income Fund                              0              0                      0

                                      B-81

For the fiscal year ended December 31, 1998, each Fund in existence paid brokerage commissions as follows.  The amount of brokerage commissions paid by a
Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                                            Total                 Total
                                                          brokerage             Amount of
                                         Total          Commissions            Transaction
                                       Brokerage           Paid to               on which
                                      Commissions        Affiliated            Commissions
                                         Paid              Persons                 Paid
                                       -----------     ----------------    --------------------

Fiscal Year Ended
December 31, 1998/1/:

Growth and Income Fund                    $27,909           $4,371              $2,858,316
CORE U.S. Equity Fund                       9,120            2,229               3,917,398
CORE Large Cap Growth Fund                 10,573            2,332               3,553,750
CORE Small Cap Equity Fund                 19,041            3,954               3,435,189
Capital Growth Fund                         5,429               18                   7,380
Mid Cap Value Fund                         12,803              871                 453,548
International Equity Fund                  47,226            4,911                 997,141

                                      B-82

Global Income Fund                      N/A          N/A        N/A      N/A

/1/  The Growth and Income, International Equity and Global Income Funds
     commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large
     Cap Growth and CORE Small Cap Equity Funds commenced operations on February
     13, 1998; the Capital Growth and Mid Cap Value Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.

                                      B-83

     During the fiscal year ended December 31, 2000, the Trust acquired and sold securities of its regular broker-dealers. As of December 31, 2000, the Trust held the following amounts of securities of its regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                          Broker/Dealer                          Amount
----                          -------------                          ------

CORE US Equity                Banc of America Corp.                  $  584,035
                              Morgan Stanley Dean Witter              1,030,250
Capital Growth                Banc of America Corp.                     114,687
                              Morgan Stanley Dean Witter                 63,400
Mid Cap Value                 Bear Stearns Companies, Inc.              649,307

                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net asset value per share of each Fund is calculated by determining the value of the net assets attributable to that Fund and dividing by the number of outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always,
4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through
Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's
Birthday (observed), Good Friday, Memorial Day (observed), Independence Day,
Labor Day, Thanksgiving Day and Christmas Day.

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio securities of a Fund for which accurate market quotations are available are valued as follows:  (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated
Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation

                                      B-84

date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund's net asset value, the securities will be valued at the last sale price or, if not available at the bid price at the time the net asset value is determined; (b) over-the-
counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV,
Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the
Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition,
European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business
Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by each Fund of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of

                                      B-85

the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period.
The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a
$1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Each Fund may advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, or other information prepared by mutual fund statistical services and investments for which reliable performance information is available.

     Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables,
and

                                      B-86

differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     Occasionally statistics may be used to specify Fund volatility or risk.
Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to)
Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger
Investment Companies Service, iMoneyNet, Inc.'s Money Fund Report, Micropal,
Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors
Business Daily, The New York Times, Kiplinger's Personal Finance Magazine,
Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor,
Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund
Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA
Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by
Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index
(which measures the total return in U.S. dollar terms of government bonds,
Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P.
Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) iMoneyNet, Inc.'s Money Fund Report, a service of iMoneyNet, Inc. (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist
Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell
Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth
Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire
4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman
Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley World Index, the Morgan Stanley Capital International
Combined Asia ex Japan Free Index and the Morgan Stanley Capital International
Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin
and Jenrette or other providers of such

                                      B-87

data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger
Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v)
information produced by Micropal, Inc; (w) the Shearson Lehman
Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y)
Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year Treasury Curve
Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb)
the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S.
Treasury Notes; (dd) constant maturity U.S. Treasury yield indices; (ee) the
London Interbank Offered Rate; (ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; (gg) The Tokyo Price Index; and
(hh) the Russell 3000 Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .    cost associated with aging parents;

     .    funding a college education (including its actual and estimated cost);

     .    health care expenses (including actual and projected expenses);

     .    long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     .    retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     .    asset allocation strategies and the benefits of diversifying among asset classes;

     .    the benefits of international and emerging market investments;

     .    the effects of inflation on investing and saving;

     .    the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     .    measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

                                      B-88

     .    the benefits of focusing on after-tax returns versus pre-tax returns for taxable investors;

     .    the performance of various types of securities (common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund;

     .    the dollar and non-dollar based returns of various market indices
          (e.g., Morgan Stanley World Index, Morgan Stanley Capital
          International EAFE Index, FT-Actuaries Europe & Pacific Index and the
          Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     .    total stock market capitalizations of specific countries and regions on a global basis;

     .    performance of securities markets of specific countries and regions;

     .    value of a dollar amount invested in a particular market or type of security over different periods of time;

     .    volatility of total return of various market indices (i.e. Lehman
          Government Bond Index, S&P 500 Index, IBC/Donoghue's Money Fund
          Average/ All Taxable Index) over varying periods of time;

     .    credit ratings of domestic government bonds in various countries;

     .    price volatility comparisons of types of securities over different periods of time; and

     .    price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman,
Sachs & Co.'s research department by publications such as the Institutional
Investor and the Wall Street Journal in advertisements.

                                      B-89

                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                          Assuming expense         Assuming no
Fund                                        Time Period                                    reimbursements    expense reimbursements
----                                        -----------                                    --------------    ----------------------
                                               C>
Growth and Income Fund                      1/1/00 - 12/31/00 - One year                         -4.69%              -4.91%
                                            1/12/98 - 12/31/00 - Since inception                  1.97%               1.04%

CORE U.S. Equity Fund                       1/1/00 - 12/31/00 - One year                         -9.62%              -9.62%
                                            2/13/98 - 12/31/00 - Since inception                  9.20%               8.26%

CORE Large Cap Growth Fund                  1/1/00 - 12/31/00 - One year                        -22.48%             -22.75%
                                            2/13/98 - 12/31/00 - Since inception                  7.38%               6.20%

CORE Small Cap Equity Fund                  1/1/00 - 12/31/00 - One year                          1.75%               1.18%
                                            2/13/98 - 12/31/00 - Since inception                  2.86%               0.55%

Capital Growth Fund                         1/1/00 - 12/31/00 - One year                         -7.98%              -8.77%
                                            4/30/98 - 12/31/00 - Since inception                 11.14%               8.79%

Mid Cap Value Fund                          1/1/00 - 12/31/00 - One year                         31.07%              30.83%

                                      B-90

                                                                                       Assuming expense        Assuming no
Fund                                        Time Period                                 reimbursements     expense reimbursements
-----                                       -----------                                 --------------     ----------------------

                                            5/1/98 - 12/31/00 - Since inception                4.41%               2.83%

International Equity Fund                   1/1/00 - 12/31/00 - One year                     -13.19%             -13.76%
                                            1/12/98 - 12/31/00 - Since inception              11.29%               9.95%

Global Income Fund**                        1/1/00 - 12/31/00 - One year                       9.05%               7.10%
                                            1/12/98 - 12/31/00 - Since inception               5.39%               3.13%

________________________

     All returns are average annual total returns.

**   The 30-day yield for the Global Income Fund, assuming expense reimbursements, was 3.74% for the period ended December 31, 2000. Assuming no expense reimbursements, the 30-day yield was 2.58% for the period ended
     December 31, 2000.

                                      B-91

     From time to time, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment
Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                              SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The
Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The
Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter.  Rule 18f-2 further provides that a class or series

                                      B-92

shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of
Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of
Trustees (this method of voting being referred to as "dollar based voting").
However, to the extent required by the Act or otherwise determined by the
Trustees, series and classes of the Trust will vote separately from each other.
Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the
Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of
Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust

                                      B-93

or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the
Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of
Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii)
that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other
Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income
Fund: Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (22%); Life of
Virginia, 6610 West Broad St., Richmond, VA 23230-1799 (44%); Cova Financial
Services Life Insurance Company, 4700 Weston Pkwy, Ste. 200, W. Des Moines, IA
50266-6718 (16%); and The Ohio National Life Insurance Company, One Financial
Way, Cincinnati, OH 45242-5851 (15%).

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of outstanding shares of the Core U.S. Equity Fund:
Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (14%); The Ohio
National Life Insurance Company, One Financial Way, Cincinnati, OH 45242-5851
(5%); IDS Life Insurance Company A/C 1, Investment Acctg - Managed Assets, 1646
AXP Financial Center, Minneapolis, MN 55474-0001 (38%); and IDS Life Insurance
Company A/C 2, Investment Acctg - Managed Assets, 1646 AXP Financial Center,
Minneapolis, MN 55474-0001 (30%).

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth
Fund: Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (96%).

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity
Fund: Sun Life of Canada, P.O. Box 9134, Boston, MA 02117-9134 (15%); IDS Life
Insurance Company A/C 1,

                                      B-94

Investment Acctg - Managed Assets, 1646 AXP Financial Center, Minneapolis, MN
55474-0001 (41%); IDS Life Insurance Company A/C 2, Investment Acctg - Managed
Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001 (29%); and Kemper
Investors Life Ins. Co., Attn: Larry Woodard Series QP-1, 1 Kemper Dr. #T-1,
Long Grove, IL 60049-0001 (7%).

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund:
The Goldman Sachs Group, Seed Account, 85 Broad St., 10th Fl., New York, NY
10004-2434 (12%); Security Benefit Life Ins. Co., 700 SW Harrison St., Topeka,
KS 6636-0001 (9%); The Ohio National Life Insurance Company, One Financial Way,
Cincinnati, OH 45242-5851 (52%); C M Life Insurance Co., Attn: Fund Operations
N255, 1295 State St., Springfield, MA 01111-0001 (7%); Mass Mutual Life
Insurance, Attn: Fund Operations N255, 1295 State St., Springfield, MA 01111-
0001 (5%); and American Enterprise Life Ins. Corp., 1646 AXP Financial Center,
Minneapolis, MN 55474-0001 (6%).

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Equity Fund:
Life of Virginia, 6610 West Broad St., Richmond, VA 23230-1799 (74%); IDS Life
Insurance Company A/C 1, Investment Acctg - Managed Assets, 1646 AXP Financial
Center, Minneapolis, MN 55474-0001 (11%); and IDS Life Insurance Company A/C 2,
Investment Acctg - Managed Assets, 1646 AXP Financial Center, Minneapolis, MN
55474-0001 (9%)

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Equity
Fund: The Goldman Sachs Group, Seed Account, 85 Broad St., 10th Fl., New York,
NY 10004-2434 (33%); Cova Financial Services Life Insurance Company, 4700 Weston
Pkwy, Ste. 200, W. Des Moines, IA 50266-6718 (11%); Sun Life of Canada (U.S.),
P.O. Box 9134, Boston, MA 02117-9134 (37%); and Lincoln Benefit Life, Attn:
Cheryl Meyer, 206 S. 13th St., Ste. 100, Lincoln, NE 68508-2040 (8%).

     As of March 20, 2001, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Global Income Fund:
The Goldman Sachs Group, 85 Broad St., 10th Fl., New York, NY 10004-2434 (53%);
Metlife Investors Insurance Company, Cova Variable Annuity a/c #1, 4700 Weston
Pkwy, Ste. 200, W. Des Moines, IA 50266-6718 (8%); and The Ohio National Life
Insurance Company, One Financial Way, Cincinnati, OH 45242-5851 (17%).

Shareholder and Trustee Liability
---------------------------------

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the

                                      B-95

jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund.
Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The
Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The
Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of
Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least
10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the
Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the
Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the
Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                   TAXATION

     Shares of the Funds are offered only to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by
Participating Insurance Companies. See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the
Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
-------

                                      B-96

     The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

     The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of,
Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

     Each Fund is a separate taxable entity. Each of the Funds intends to qualify for each taxable year as a regulated investment company under Subchapter
M of the Code.

     There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the
Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such
Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10%
of the outstanding voting securities of such issuer, and (ii) not more than 25%
of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such
Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

                                      B-97

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least
90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Equity or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rate without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

                                      B-98

     As of December 31, 2000, the following Funds had capital loss carryforwards for U.S. federal tax purposes.

                                                           Year of
                                           Amount         Expiration
                                           ------         ----------

Growth and Income Fund                  $  915,573         2006-2014
CORE US Equity                           2,033,812         2006-2014
Global Income Fund                         166,007         2007-2008

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

     Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section
817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is
"adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the
Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United
States Treasury.

     For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund"). Each Fund will be a Closed Fund.

     If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such

                                      B-99

contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund did not constitute a Closed Fund, the holders of the contracts and annuities which invest in the
Fund through a segregated asset account might be treated as owners of Fund shares and might be subject to tax on distributions made by the Fund.

     In order to avoid a 4% federal excise tax, each Fund may be required to distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.
Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     Certain of the Funds will be subject to foreign taxes on their income
(possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     Investments in lower-rated securities may present special tax issues for a
Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

State and Local
---------------

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities.

                               OTHER INFORMATION

                                     B-100

     As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

     Each Fund will normally redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such
Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the
Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each
Fund may be suspended for more than seven days for any period during which the
New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the
SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.
(The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the
1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The
Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration
Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors for each Fund, contained in each Fund's 2000 Annual Report are hereby incorporated by reference. The financial statements in each Fund'
Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights included in each Fund's Annual
Report for periods ending on or before December 31, 1999 were audited by Arthur
Andersen LLP, the

                                     B-101

Funds' former independent auditors. The reports of Arthur Andersen LLP dated
February 10, 2000 on the Funds' financial statements included in each Fund's
Annual Report to Shareholders for the fiscal year or period ended December 31,
1999, is also incorporated herein by reference. No other parts of any Annual
Report are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-292-4726.

                                     B-102

             APPENDIX A  (DESCRIPTION OF SECURITIES RATINGS)

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+).
This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                      A-1

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                                      A-2

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.  The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality.  This designation indicates that the capacity for timely payment of financial commitments is adequate;
however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk.  This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

                                      A-3

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics.  "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                      A-4

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment.
The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      A-5

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-
term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      A-6

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

  "AAA" - Securities considered to be investment grade and of the highest credit quality.  These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      A-7

     "AA" - Securities considered to be investment grade and of very high credit quality.  These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality.  These ratings denote that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative.  These ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued
payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Securities have high default risk.  Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations.  Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                                      A-8

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc.
for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality.
Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality.  Debt instruments in this category lack sufficient margins of protection.

                                      A-9

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                      A-10

         APPENDIX B (BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.)

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first.  Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation.  If any of these is ever diminished, the last is the most difficult to restore.  We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake.
Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems.  We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job.  Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places.  We have yet to find limits to the responsibility that our best people are able to assume.  Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations.  We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to

                                      1-B

maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships.  To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships.  However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      2-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on
Wall Street and around the world for its institutional and private client services.

     With fifty offices around the world Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-
1999.

     The number one lead manager of U.S. common stock offerings from
1989-1999.*

     The number one lead manager for initial public offerings (IPOs) worldwide
(1989-1999).

___________
*    Source: Securities Data Corporation. Common stock ranking excludes REITs,
     Investment Trust and Rights.

                                      3-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869    Marcus Goldman opens Goldman Sachs for business

1890    Dow Jones Industrial Average first published

1896    Goldman, Sachs & Co. joins New York Stock Exchange

1906    Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 95 years, the firm's longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925    Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956    Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970    Goldman, Sachs & Co. opens London office

1972    Dow Jones Industrial Average breaks 1000

1986    Goldman, Sachs & Co. takes Microsoft public

1988    Goldman Sachs Asset Management is formally established

1991    Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995    Goldman Sachs Asset Management introduces Global Tactical Asset
        Allocation Program

        Dow Jones Industrial Average breaks 5000

1996    Goldman, Sachs & Co. takes Deutsche Telecom public

        Dow Jones Industrial Average breaks 6000

1997    Dow Jones Industrial Average breaks 7000

        Goldman Sachs Asset Management increases assets under management by 100%
        over 1996

1998    Goldman Sachs Asset Management reaches $195.5 billion in assets under
        Management

        Dow Jones Industrial Average breaks 9000

1999    Goldman Sachs becomes a public company

                                      4-B

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                    GOLDMAN SACHS INTERNET TOLLKEEPER FUND
            (A PORTFOLIO OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303

     This Statement of Additional Information (the "Additional Statement") is
not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for Goldman Sachs Internet Tollkeeper Fund dated May 1, 2001 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors for the Fund, contained in the Fund's 2000 Annual Report are incorporated herein by reference in the section "Financial Statements."  No other portions of the Fund's Annual Report are incorporated by reference.  The
Annual Report may be obtained upon request and without charge by calling
Goldman, Sachs & Co. toll free at 800-292-4726.

The date of this Additional Statement is May 1, 2001.

                               TABLE OF CONTENTS

                                                            Page
                                                            ----

 APPENDIX B (BUSINESS PRINCIPLES OF GOLDMAN SACHS & CO.)..     1

                                      -i-

GOLDMAN SACHS ASSET MANAGEMENT                         GOLDMAN, SACHS & CO.
Investment Adviser                                     Distributor
32 Old Slip                                            85 Broad Street
New York, New York 10005                               New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, IL 60606

                         Toll free.......800-292-4726

                                      -i-

                                 INTRODUCTION

     Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the
Trust are not offered directly to the general public. This Additional Statement describes the Trust's Goldman Sachs Internet Tollkeeper Fund (the "Fund"). Other
series of the Trust are described in separate Additional Statements.

     The Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The
Trustees have authority under the Trust's charter to create and classify shares of beneficial interests into separate series and to classify and reclassify any series or portfolio of shares into one or more classes, without further action by shareholders. Pursuant thereto, the Trustees have created the Fund and other series. Additional series may be added in the future from time to time.

     Goldman Sachs Asset Management ("GSAM" or the "Investment Adviser"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"),
serves as Investment Adviser to the Fund. In addition, Goldman Sachs serves as the Fund's distributor and transfer agent. The Fund's custodian is State Street
Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of the
Fund's investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund's investment objective and policies. There is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                      B-1

                              INVESTMENT POLICIES

     The Fund has a distinct investment objective and policies. There can be no assurance that the Fund's objective will be achieved. The Fund is a diversified, open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act"). The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund's Prospectus, which should be read carefully before an investment is made. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

     The Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the
Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.

General Information Regarding The Fund.
--------------------------------------

     The Investment Adviser may purchase for the Fund common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The
Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers in choosing a Fund's securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment
Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

     Growth Style.  The Internet Tollkeeper Fund is managed using a growth equity oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation;
sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and

                                      B-2

general operating characteristics that will enable the company to compete successfully in its marketplace.

     The Internet Generally.  The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information and conduct business. It is dramatically changing the way consumers and businesses are buying and selling goods and services. The
World Wide Web, a means of graphically interfacing with the Internet, provides companies with the ability to reach a global audience with greater operating efficiency and conveniently provides consumers with a broad selection of services and products.

     Historical technological breakthroughs like the invention of the telephone, electricity and the automobile changed the way people lived and conducted commerce. As with previous advancements in communication there is a tremendous amount of excitement and activity being generated by people researching information, consumers shopping for products, companies improving their business plans and investors seeking to capitalize on opportunities. The advent of the radio, television and the personal computer was also met with a high degree of excitement and many of the companies that were associated with the new technology received high stock valuations. Only a few of these original companies were able to achieve long-term success. The Investment Adviser believes that it is difficult to predict which of the new Internet companies will ultimately succeed but that there will be many established companies that will benefit from the growth of the Internet.

     Origins of the Internet.  The evolution of the Internet began as a result of the Cold War. In 1962, The Rand Corporation was asked by the United States military to devise a military communication network that could survive a nuclear war. The basic premise of the network was to have a decentralized network that would still be able to deliver messages to their destinations even if some nodes
(cities) were destroyed along the route.

     The first network called ARAPNET connected four universities in 1969. The original use of the network was for long-distance computation that allowed researchers to collaborate on projects. A secondary use also evolved as people began to use the network as an electronic post office to trade e-mails. As networking technology improved and the number of personal computers increased, the Internet evolved into much more than a global communications medium. Today, electronic commerce has become an integral part of the global economy.
International Data Corporation (IDC) estimates that as of June 2000, there were approximately 289.78 million web users worldwide and estimates that by 2002, there will be 320 million web users worldwide.

     Growth of the Internet.  Personal and business use of the Internet is growing quickly. Personal uses of the Internet now include sending electronic mail, researching information, shopping for goods and services, accessing on-
line versions of publications, getting maps and driving directions and listing group or association schedules and events. Businesses are offering products and services to both consumers and business clients.

                                      B-3

According to the IDC, electronic commerce on the web was $32 billion in 1998 and is expected to grow to $245 billion by 2002. Companies are offering products and services that do not require the customer's physical presence to purchase including books, apparel, music, videos, computer hardware and software, consumer electronics, appliances, airline tickets and stock trading.
Additionally, consumers are able to use the internet to comparison shop for prices and track on-line purchases, adding to the convenience of purchasing through the use of the internet. Forrester Research, Inc. estimates that 40 million households will shop on-line by 2003 as compared to 9 million U.S.
households which shopped on-line in 1998. Electronic commerce offers business the opportunity to improve communication with employees, supplies and customers thereby streamlining the purchasing process.

     Risk Considerations Regarding the Internet Industry. The market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an
Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.

     The success of the many Internet companies will also depend in large part upon the development and maintenance of the infrastructure of the World Wide Web for providing reliable Web access and services, such as a reliable network backbone with the necessary speed, data capacity and security, or timely development of complementary products such as high speed modems. There can be no assurance that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will be developed or that if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by Internet companies.

     The market for the purchase of products and services over the Internet is a new and emerging market.  If acceptance and growth of Internet use does not occur, an Internet company's business and financial performance will suffer.
Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use.  It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

                                      B-4

     Despite the implementation of security measures, an Internet company's networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems.  Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others.  Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers.  These events may result in liability of the company to its subscribers and also may deter potential subscribers.

     The law relating to the liability of online services companies for information carried on or disseminated through their services is currently unsettled. It is possible that claims could be made against online services companies under both United States and foreign law for defamation, libel, invasion of privacy, negligence, copyright or trademark infringement, or other theories based on the nature and content of the materials disseminated through their services. Certain of these types of claims have been brought, and in some cases successfully argued, against on-line services. In addition, legislation has been proposed that imposes liability for or prohibits the transmission over the Internet of certain types of information. The increased attention focused upon liability issues as a result of these lawsuits and legislative proposals could also impact the growth of Internet use.

     It is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, freedom of expression, pricing, content and quality of products and services, taxation, advertising, intellectual property rights and information security. The nature of such governmental action and the manner in which it may be interpreted and enforced cannot be fully determined. Such action could subject an Internet company and/or its customers to potential liability, which in turn could have an adverse effect on the Internet company's business, results of operations and financial condition. The adoption of any such laws or regulations might also decrease the rate of growth of Internet use, which in turn could decrease the demand for the services of Internet companies or increase the cost of doing business or in some other manner have a material adverse effect on an Internet company's business, results of operations and financial condition. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain.
The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

     The U.S. Congress has adopted legislation, and is considering certain proposed legislation, to protect the privacy of personal information collected on the internet. This legislation could require an online service to adopt safeguards to protect the confidentiality, security and integrity of personal information and provide a process for individuals to consent or limit the disclosure of such information. Several states have also proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. Further,

                                      B-5

the U.S. Congress recently passed legislation requiring schools, libraries and other entities who receive public funding to filter certain forms of internet media. This law is currently being challenged in United States District Court.
Changes to existing laws or the passage of new laws intended to address these issues, including some recently proposed changes, could create uncertainty in the marketplace that could reduce demand for the services of an internet company or increase the cost of doing business as a result of litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect an internet company's business, results of operations and financial condition.

     Internet companies do not collect sales or other similar taxes. However, one or more states may seek to impose sales tax collection obligations on
Internet companies which engage in or facilitate online commerce, and a number of proposals have been made at the state and local level that would impose additional taxes on the sale of goods and services through the Internet. Such proposals, if adopted, could substantially impair the growth of electronic commerce, and could adversely affect an Internet company's opportunity to derive financial benefit from such activities. Moreover, a successful assertion by one or more states or any foreign country that an Internet company should collect sales or other taxes on the exchange of merchandise on its system could have a material adverse effect on an Internet company's business, results of operations and financial condition.

     Legislation limiting the ability of the states to impose taxes on internet access or impose multiple or discriminatory taxes on electronic commerce has been adopted by the U.S. Congress, with a tax moratorium ending in 2001. While there can be no assurance that the legislation will be renewed at the end of such period or that the tax moratorium will be continued, there is proposed legislation before the U.S. Congress to extend the tax moratorium through
December 31, 2006 and to encourage states to simplify their sales and use taxes.
Failure to renew this legislation or extend the tax moratorium could allow various states to impose taxes on internet-based commerce and the imposition of such taxes could have a material adverse affect on an internet company's business, results of operations and financial condition.

     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the
Fund will need to hold cash balances to satisfy shareholder redemption requests.
Such cash balances will normally range from 2% to 5% of the Fund's net assets.
Additionally, the Fund may purchase futures contracts to manage its cash position. For example, if cash balances are equal to 5% of the net assets, the
Fund may enter into long futures contracts covering an amount equal to 5% of the
Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions.

                                      B-6

Corporate Debt Obligations
--------------------------

     The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers.
Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-
income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium

                                      B-7

to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The
Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

     The Fund may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S.
corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

U.S. Government Securities
--------------------------

     The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations
----------------

     The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers'
acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic

                                      B-8

conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds
-----------------

     The Fund's investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest.
Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the
Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed income securities in which the
Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield.
Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts
------------------

     The Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including
"Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and
"Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government
Securities.

Mortgage-Backed Securities
--------------------------

     General Characteristics. The Fund may invest in mortgage-backed securities.
Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by

                                      B-9

promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-
owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may
consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-
backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the
Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit
Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National
Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association
("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and
Freddie Mac that issue guaranteed mortgage-backed securities. The Trust cannot predict what legislation, if any, might be enacted. Such a proposal, if enacted, might materially and adversely affect the availability of guaranteed mortgage-
backed securities and the Fund's liquidity and value.

                                     B-10

          Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States.  Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing
Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA
Loans"), or by pools of other eligible mortgage loans.  In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the
United States Treasury in an unlimited amount.

          Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie
Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae.
Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool.  The Mortgage Loans may be either conventional Mortgage
Loans (i.e., not insured or guaranteed by any U.S. Government agency) or
Mortgage Loans that are either insured by the FHA or guaranteed by the VA.
However, the Mortgage Loans in Fannie Mae Pools are primarily conventional
Mortgage Loans.  The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

          Fannie Mae has certain contractual responsibilities.  With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders.  Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered.  The obligations of Fannie Mae under its guaranty of the
Fannie Mae Certificates are obligations solely of Fannie Mae.

          Freddie Mac Certificates.  Freddie Mac is a publicly held U.S.
Government sponsored enterprise.  The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.  A Freddie Mac
Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by
Freddie Mac.

          Freddie Mac guarantees to each registered holder of a Freddie Mac
Certificate the timely payment of interest at the rate provided for by such
Freddie Mac Certificate (whether or not received on the underlying loans).
Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal.  The obligations of Freddie Mac under its guaranty of Freddie Mac
Certificates are obligations solely of Freddie Mac.

          The mortgage loans underlying the Freddie Mac and Fannie Mae
Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of

                                      B-11

up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac
Certificate group.

          Mortgage Pass-Through Securities.  The Fund may invest in both government guaranteed and privately issued mortgage pass-through securities
("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.  The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan.
Upon a breach of any representation or warranty that materially and adversely affects the interest of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein.  Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

          The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

          Description of Certificates.  Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates.  Each such class may bear a different pass-through rate.  Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

          Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest.  If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or
                                                              --- ----
disproportionate basis, or any combination thereof.  The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

          Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both.  The difference between the mortgage interest rate and the related

                                      B-12

mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee.  Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate.  In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

          Ratings.  The ratings assigned by a rating organization to Mortgage
Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued.  A rating organization's ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates.  A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.  In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

          Credit Enhancement.  Credit support falls generally into two categories:  (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion.  Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

          Subordination; Shifting of Interest; Reserve Fund.  In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders.  If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement").  This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates.  Increasing the interest of the subordinate certificates relative to that of the senior

                                      B-13

certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

          In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve
Fund").  The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

          The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result.  In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount.  Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses").  Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool.  If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

          Alternative Credit Enhancement.  As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for
Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency.  In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

          Voluntary Advances.  In the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

                                      B-14

          Optional Termination.  Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-
10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

          Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
Obligations.  The Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates.  These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC
Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or
"residual" interests. The Fund does not intend to purchase residual interests in
REMICs. The REMIC Certificates represent beneficial ownership interests in a
REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the
REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of
CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired

                                      B-15

substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage
Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates.  Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures.  These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the
"PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates.  The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.  Shortfalls, if any, are added to the amount payable on the next payment date. The PAC
Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC.  In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets.  These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Asset-Backed Securities
-----------------------

          The Fund may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.
Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

                                      B-16

          Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  The Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.  To the extent that the Fund invests in asset-backed securities, the values of the
Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

          Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.  Automobile receivables generally are secured, but by automobiles rather than residential real property.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, if the issuer of an asset-backed security defaults on its payment obligations there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the securities.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

          The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts.  The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.  The Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").  Futures
contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.
Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons

                                      B-17

who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the
CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the
CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

          Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

          When interest rates are rising or securities prices are falling, the
Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities.  When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.  Similarly, the Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates.  The Fund can purchase futures contracts on foreign currency to establish the price in U.S.
dollars of a security quoted or denominated in such currency that the Fund has acquired or expects to acquire.

          Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss.  While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so.  A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

          Hedging Strategies.  Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire.  The Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities.  Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies.  If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be

                                      B-18

more or less volatile than prices of such futures contracts, the Investment
Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the
Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

          On other occasions, the Fund may take a "long" position by purchasing futures contracts.  This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

          Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period.  As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

          The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets.  By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase.  However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price.  Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.  The Fund will incur transaction costs in connection with the writing of options on futures.

          The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument.  There is no guarantee that such closing transactions can be effected.  The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

          Other Considerations.  The Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

          In addition to bona fide hedging, a CFTC regulation permits the Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such

                                      B-19

positions in futures contracts and options on futures do not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options transactions may also be limited by certain requirements that must be meet in order for a Fund to qualify as a regulated investment company for federal income tax purposes.

          Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

          While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.
Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.  In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

          Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available.
In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.  The profitability of the Fund's trading in futures depends upon the ability of its
Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

          Writing Covered Options.  The Fund may write (sell) covered call and put options on any securities in which it may invest.  The Fund may also, to the extent it invests in foreign securities, write (sell) put and call options on foreign currencies.  A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the
Fund will use the other methods described below.  The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

          A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the

                                      B-20

expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

          Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the
Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

          The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

          The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio.  The Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

          The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written.
Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option.  Such purchases are referred to as "closing purchase transactions."

          Purchasing Options.  The Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.  The Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies.  The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

          The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest.  The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period.
The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction

                                      B-21

costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

          The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period.  The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities.  Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.  The
Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

          The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.  For a description of options on securities indices, see "Writing Covered Options"
above.

          Risks Associated with Options Transactions.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised.
Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

          Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v)
the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing
Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          The Fund may purchase and sell both options that are traded on U.S.
and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options.  The ability to terminate over-the-counter options is more limited than with exchange-

                                      B-22

traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

          Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency)
markets.  If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the
Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur.  The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts
-----------------------------

          The Fund may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code.  The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

          Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.
REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.
REITs are subject to heavy cash flow dependency, default by borrowers,

                                      B-23

self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the Act.
REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights
----------------------------------

          The Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time.  The
Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund.
Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities
------------------

          The Fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries.  Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers.  Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the
United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

          Investing in foreign securities involves certain special risks, including those discussed in the Fund's Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers.  Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.  The Fund may be subject to currency exposure independent of its securities positions.  To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

          Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

                                      B-24

          Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.  Volume and liquidity in most foreign securities markets are less than in the United
States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on
U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.  For example, there may be no comparable provisions under certain foreign laws to insider and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.

          Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when some of the Fund's assets are uninvested and no return is earned on such assets.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts ("ADRs") and Global
Depositary Receipts ("GDRs") and may also invest in European Depositary Receipts
("EDRs") or other similar instruments representing securities of foreign issuers
(together, "Depositary Receipts").

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form.  EDRs and GDRs are receipts evidencing an arrangement with a
non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S.
securities markets.  EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the

                                      B-25

Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of
Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the
Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

          As described more fully below, the Fund may invest in countries with emerging economies or securities markets.  Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.  Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia and Eastern Europe," below.

          Investing in Emerging Countries, including Asia and Eastern Europe.
The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization than the U.S.
securities markets.  In certain countries, there may be few publicly traded securities and the market may be dominated by a few issues or sectors.  Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S.
issuers.  Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United
States.

          Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.
The markets for securities in certain emerging countries are in the earliest stages of their development.  Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries.  The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, prices may be unduly influenced by traders who control large positions in these markets.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and

                                      B-26

reduced liquidity of such markets.  The limited liquidity of emerging country markets may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

          Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets.  In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

          With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S.
corporations.

          Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.  The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

          Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries.  This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-
constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv)
hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property.  Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund's assets.  The Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

                                      B-27

          The Fund may seek investment opportunities within the former "east bloc" countries in Eastern Europe.  Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time.  The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy.  However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear.  In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

          The economies of emerging countries may differ unfavorably from the
U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.  Many emerging countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  Other emerging countries, on the other hand, have recently experienced deflationary pressure and are in economic recessions.  The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

          The Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
See "Taxation."

          Foreign markets also have different clearance and settlement procedures and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets.  The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

          Forward Foreign Currency Exchange Contracts.  The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against

                                      B-28

anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

          At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

          The Fund may enter into forward foreign currency exchange contracts in several circumstances.  First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to
"lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the
Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the
U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of
U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.  Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which the Fund can achieve at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund's foreign assets.

          The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

                                      B-29

          Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts.  The segregated assets will be marked-to-
market on a daily basis.  If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts.  Although the contracts are not presently regulated by the
CFTC, the CFTC may in the future assert authority to regulate these contracts.
If this happens, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

          While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.
Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

          Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange.  Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations.  Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.
The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.  To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

          Writing and Purchasing Currency Call and Put Options.  The Fund may,
to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.  As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.  If and when the Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
Options on

                                      B-30

foreign currencies to be written or purchased by the Fund will be traded on U.S.
and foreign exchanges or over-the-counter.

     Options on currency may be used for either hedging or cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by the Fund obligates the Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the
Fund would obligate the Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see
"Writing Covered Options" above.

     The Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     The Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The
Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the
U.S. dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs;
otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

                                      B-31

     In addition to using options for the hedging purposes described above, the
Fund may use options on currency to seek to increase total return. The Fund may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

     The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Convertible Securities
----------------------

     The Fund may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the

                                      B-32

convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of the Fund's investment policies.

Preferred Securities
--------------------

     The Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps
------------

     The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return.
The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps do not involve the delivery of securities or

                                      B-33

other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its Investment
Adviser believe that transactions do not constitute senior securities under the
Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

     The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The
Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities
-------------------------------

     The Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Adviser to be of good standing, and when, in the judgment of the Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-
third of the value of the total assets of the Fund (including the loan collateral).

     Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments
----------------------------------------------

     The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the

                                      B-34

underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price, unless the Fund's obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

     The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

     The Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies (including exchange-traded funds such as
SPDRs, iShares(SM), as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Fund may invest in money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory, administration fees (and other expenses) paid by the Fund.
However, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to the Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the
Investment Adviser. Exchange traded funds are shares of

                                      B-35

unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ
National Market System.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the
American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the
"S&P Index"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P
Index. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the
S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the
UIT, net of expenses and liabilities, and (c) a cash payment or credit
("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT.
To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation
Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a
SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying
SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     The Fund may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Fund may, subject to the limitations stated above, invest in iShares(SM) (formerly called World Equity Benchmark Shares or "WEBS") and similar securities that invest in securities included in foreign securities indices. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries or regions. iShares(SM) are listed on the AMEX and were initially

                                      B-36

offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM)
have traded at relatively modest discounts and premiums to the NAVs. However,
iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of
iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the
Fund could be required to reconsider the use of iShares(SM) as part of its investment strategy.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements with dealers in U.S.
Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or, market price to the amount of their repurchase obligation. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund's custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security.
For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the

                                      B-37

Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Short Sales
-----------

     Short Sales "Against the Box." The Fund may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Portfolio Turnover
------------------

     The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the Fund's portfolio turnover rate will vary from year to year.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund. The Fund's investment

                                      B-38

objective and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the
Fund. With respect to the Fund's fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     The Fund may not:

          (1)  Make any investment inconsistent with the Fund's classification as a diversified company under the Act.

          (2)  Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Fund will invest at least 25%
               of its total assets in companies in one or more of the media, telecommunications, technology and/or internet industries
               (excluding the U.S. Government or any of its agencies or
               instrumentalities).

          (3)  Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by
               applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase
               securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

          (4)  Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5)  Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6)  Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may

                                      B-39

               hold and sell real estate acquired by the Fund as a result of the ownership of securities.

          (7)  Invest in commodities or commodity contracts, except that the
               Fund may invest in currency and financial instruments and
               contracts that are commodities or commodity contracts.

          (8)  Issue senior securities to the extent such issuance would violate applicable law.

     The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     The Fund may not:

     (a)  Invest in companies for the purpose of exercising control or management.

     (b)  Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c)  Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                      B-40

                                  MANAGEMENT

     The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent.
The officers of the Trust conduct and supervise the Fund's daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below together. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

Ashok N. Bakhru, 58                  Chairman             Chairman of the Board and Trustee -
P.O. Box 143                         & Trustee            Goldman Sachs Trust (registered
Lima, PA 19037                                            investment company) (since January
                                                          1992); President, ABN Associates (July
                                                          1994 -March 1996 and November 1998 to
                                                          present); Executive Vice
                                                          President-Finance and Administration and
                                                          Chief Financial Officer, Coty Inc.
                                                          (manufacturer of fragrances and
                                                          cosmetics) (April 1996-November 1998);
                                                          Director of Arkwright Mutual Insurance
                                                          Company (1984-1999); Trustee of
                                                          International House of Philadelphia
                                                          (since 1989); Member of Cornell
                                                          University Council (since 1992); Trustee
                                                          of the Walnut Street Theater (since
                                                          1992); Director, Private Equity
                                                          Investors - III (since November 1998);
                                                          and Trustee, Citizens Scholarship
                                                          Foundation of America (since 1998).

                                     B-41

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*David B. Ford, 55                   Trustee              Trustee - Goldman Sachs Trust
32 Old Slip                                               (registered investment company) (since
New York, NY 10005                                        September 1994); Director, Commodities
                                                          Corp. LLC (futures and commodities
                                                          traders) (since April 1997); Managing
                                                          Director, J. Aron & Company (commodity
                                                          dealer and risk management adviser)
                                                          (since November 1996); Managing
                                                          Director, Goldman Sachs & Co. Investment
                                                          Banking Division (since November 1996);
                                                          Chief Executive Officer and Director,
                                                          CIN Management (investment adviser)
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman Sachs  Asset Management (since
                                                          November 1995); Co-Head and Director,
                                                          Goldman Sachs Funds Management, L.P.
                                                          (since November 1995 and December 1994,
                                                          respectively); and Chairman and
                                                          Director, Goldman Sachs Asset Management
                                                          Japan Limited (since November 1994).

                                     B-42

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*Douglas C. Grip, 38                 Trustee              Trustee and President - Goldman Sachs
32 Old Slip                          & President          Trust (registered investment company)
New York, NY 10005                                        (since 1997); Trustee, Trust for Credit
                                                          Unions (registered investment company)
                                                          (since March 1998); Managing Director,
                                                          Goldman Sachs (since November 1997);
                                                          President, Goldman Sachs Funds Group
                                                          (since April 1996); and President, MFS
                                                          Retirement Services Inc., of
                                                          Massachusetts Financial Services (prior
                                                          thereto).

Patrick T. Harker, 42                Trustee              Trustee - Goldman Sachs Trust
Office of the Dean                                        (registered investment company) (since
The Wharton School                                        August 2000); Dean and Reliance
University of Pennsylvania                                Professor of Operations and Information
1000 SH-DH                                                Management, The Wharton School,
Philadelphia, PA 19104-6364                               University of Pennsylvania (since
                                                          February 2000); Interim and Deputy Dean,
                                                          The Wharton School, University of
                                                          Pennsylvania (since July 1999);
                                                          Professor and Chairman of Department of
                                                          Operations and Information Management,
                                                          The Wharton School, University of
                                                          Pennsylvania (July 1997 - August 2000);
                                                          UPS Transportation Professor for the
                                                          Private Sector, Professor of Systems
                                                          Engineering and Chairman of Systems
                                                          Engineering, School of Engineering and
                                                          Applied Science, University of
                                                          Pennsylvania (prior thereto).

                                     B-43

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*John P. McNulty, 48                 Trustee              Trustee - Goldman Sachs Trust
32 Old Slip                                               (registered investment company) (since
New York, NY 10005                                        January 1997); Managing Director,
                                                          Goldman Sachs (since November 1996) and
                                                          Head of Investment Management Division
                                                          (since September 1999); General Partner,
                                                          J. Aron & Company (commodity dealer and
                                                          risk management advisers) (since
                                                          November 1995); Director and Co-Head,
                                                          Goldman Sachs Funds Management L.P.
                                                          (since November 1995); Director, Goldman
                                                          Sachs Asset Management International
                                                          (since January 1996); Co-Head, GSAM
                                                          (November 1995-September 1999);
                                                          Director, Global Capital Reinsurance
                                                          (insurance) (since 1989); and Director,
                                                          Commodities Corp. LLC (since April 1997).

                                     B-44

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

Mary P. McPherson, 65                Trustee              Trustee - Goldman Sachs Trust
The Andrew W.                                             (registered investment company) (since
     Mellon Foundation                                    1997); Vice President, The Andrew W.
140 East 62/nd/ Street                                    Mellon Foundation (provider of grants
New York, NY 10021                                        for conservation, environmental and
                                                          educational purposes) (since October
                                                          1997); President of Bryn Mawr College
                                                          (1978-1997); Director, Smith College
                                                          (since 1998); Director, Josiah Macy, Jr.
                                                          Foundation (health educational programs)
                                                          (since 1977); Director, the Philadelphia
                                                          Contributionship (insurance) (since
                                                          1985); Director Emeritus, Amherst
                                                          College (1986-1998); Director, Dayton
                                                          Hudson Corporation (general retailing
                                                          merchandising) (1988-1997); Director,
                                                          The Spencer Foundation (educational
                                                          research) (since 1993); member of PNC
                                                          Advisory Board (banking) (since 1993);
                                                          and Director, American School of
                                                          Classical Studies in Athens (since 1997).

                                     B-45

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*Alan A. Shuch, 51                   Trustee              Trustee - Goldman Sachs Trust
32 Old Slip                                               (registered investment company) (since
New York, NY 10005                                        October 1989); Advisory Director - GSAM
                                                          (since May 1999); Limited Partner, Goldman
                                                          Sachs (prior to May 1999). Consultant
                                                          to GSAM (since December 1994).

                                     B-46

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

William H. Springer, 71              Trustee              Trustee - Goldman Sachs Trust
701 Morningside Drive                                     (registered investment company) (since
Lake Forest, IL 60045                                     April 1989); Director, The Walgreen Co.
                                                          (a retail drug store business) (April
                                                          1988-January 2000); Director of BKF
                                                          Capital Group, Inc. (a public holding
                                                          company of a registered investment
                                                          adviser) (April 1992 - present); and
                                                          Chairman and Trustee, Northern
                                                          Institutional Funds and Northern Funds
                                                          (since April 1984 and March 2000,
                                                          respectively).

                                     B-47

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

Richard P. Strubel, 61               Trustee              Trustee - Goldman Sachs Trust
500 Lake Cook Road                                        (registered investment company) (since
Suite 150                                                 December 1987); President and COO,
Deerfield, IL 60015                                       UNext.com (provider of educational
                                                          services via the internet) (since 1999);
                                                          Director, Gildan Activewear Inc. (since
                                                          February 1999); Director of Kaynar
                                                          Technologies Inc. (since March 1997);
                                                          Managing Director, Tandem Partners, Inc.
                                                          (1990-1999); Trustee, Northern
                                                          Institutional Funds and Northern Funds
                                                          (since December 1982 and March 2000,
                                                          respectively); and Director, Cantilever
                                                          Technologies, Inc. (since 1999).

*John M. Perlowski, 36               Treasurer            Treasurer - Goldman Sachs Trust
32 Old Slip                                               (registered investment company); and
New York, NY 10005                                        Vice President, Goldman Sachs (since
                                                          July 1995).

                                     B-48

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*Philip V. Giuca , Jr., 38           Assistant Treasurer  Assistant Treasurer - Goldman Sachs
32 Old Slip                                               Trust (registered investment company)
** 1 New York, NY 10005                                   (since 1997); and Vice President,
                                                          Goldman Sachs (May 1992-Present).

*Peter Fortner, 42                   Assistant Treasurer  Assistant Treasurer-Goldman Sachs
32 Old Slip                                               Variable Insurance Trust (registered
New York, NY 10005                                        investment company) (since August 2000);
                                                          Vice President, Goldman Sachs (July
                                                          2000-Present); Associate, Prudential
                                                          Insurance Company of America (November
                                                          1985-June 2000); and Assistant
                                                          treasurer, certain closed end funds
                                                          administered by Prudential (1999 and
                                                          2000).

*Kenneth Curran, 37                  Assistant Treasurer  Assistant Treasurer-Goldman Sachs
32 Old Slip                                               Variable Insurance Trust (registered
New York, NY 10005                                        investment company) (since January
                                                          2001); Vice President, Goldman Sachs
                                                          (November 1998-Present); and Senior Tax
                                                          Manager, KPMG Peat Marwick (August
                                                          1995-October 1998).

*James A. Fitzpatrick, 40            Vice President       Vice President - Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company) (since
Chicago, IL 60606                                         October 1997); Managing Director,
                                                          Goldman Sachs (since October 1999); Vice
                                                          President, of Goldman Sachs (April
                                                          1997-December 1999); and Vice President
                                                          and General Manager, First Data
                                                          Corporation - Investor Services Group
                                                          (1994 to 1997).

                                     B-49

Name, Age                             Positions           Principal Occupation(s)
and Address                          With Trust             During Past 5 Years
-----------                          ----------           -----------------------

*Jesse Cole, 36                      Vice President       Vice President - Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company) (since
Chicago, IL 60606                                         1998); Vice President, GSAM (since June
                                                          1998); Vice President, AIM Management
                                                          Group, Inc. (investment adviser) (April
                                                          1996-June 1998); and Assistant Vice
                                                          President, the Northern Trust Company
                                                          (June 1987-April 1996).

*Kerry K. Daniels, 37                Vice President       Vice President-Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL 60606                                         company) (since April 2000); and
                                                          Manager, Institutional Account
                                                          Administration-Shareholder Services,
                                                          Goldman Sachs (since 1986).

*Mary F. Hoppa, 36                   Vice President       Vice President-Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL 60606                                         company) (since April 2000); Vice
                                                          President, Goldman Sachs (since October
                                                          1999); and Senior Vice President and
                                                          Director of Mutual Fund Operations,
                                                          Strong Capital Management (January
                                                          1987-September 1999)

                                     B-50

Name, Age                     Positions         Principal Occupation(s)
and Address                   With Trust         During Past 5 Years
------------                  ----------        --------------------

*Christopher Keller, 35       Vice President    Vice President, Goldman Sachs
4900 Sears tower                                Variable Insurance Trust
Chicago, IL 60606                               (registered investment company)
                                                (October 2000-present); Vice
                                                President, Goldman Sachs
                                                (April 1997-present); and
                                                Manager, Anderson Consulting
                                                (August 1989-April 1997).

                                      B-51

Name, Age                     Positions         Principal Occupation(s)
and Address                   With Trust         During Past 5 Years
------------                  ----------        --------------------

*Howard B. Surloff, 35        Secretary         Secretary - Goldman Sachs Trust
32 Old Slip                                     (registered investment company)
New York, NY  10005                             (since 2001) and Assistant
                                                Secretary prior thereto;
                                                Assistant General Counsel, GSAM
                                                and General Counsel to the U.S.
                                                Funds Group (since December
                                                1997); Assistant General Counsel
                                                and Vice President, Goldman
                                                Sachs (since November 1993 and
                                                May 1994, respectively); and
                                                Counsel to the Funds Group, GSAM
                                                (November 1993-December
                                                1997).

*Valerie A. Zondorak, 35      Assistant         Assistant Secretary - Goldman
32 Old Slip                   Secretary         Trust (registered investment
New York, NY 10005                              company); Assistant General
                                                Counsel, GSAM and Assistant
                                                General Counsel to the Funds
                                                Group (since December 1997);
                                                Vice President and Assistant,
                                                Goldman Sachs (since March
                                                1997); Counsel to the Funds
                                                Group, GSAM (March 1997 -
                                                December 1997); and Associate of
                                                Shereff, Friedman, Hoffman &
                                                Goodman (September 1990 to
                                                February 1997).

*Deborah A. Farrell, 29       Assistant         Assistant Secretary - Goldman
32 Old Slip                   Secretary         Sachs Trust (registered
New York, NY 10005                              investment company) (since
                                                1996); Legal Products Analyst,
                                                Goldman Sachs (since December
                                                1998); and Legal Assistant,
                                                Goldman Sachs (January 1996 -
                                                December 1998); Assistant
                                                Secretary to the Funds Group
                                                (1996 to present).

                                      B-52

Name, Age                     Positions         Principal Occupation(s)
and Address                   With Trust         During Past 5 Years
------------                  ----------        --------------------

*Kaysie P. Uniacke, 39        Assistant         Assistant Secretary - Goldman
32 Old Slip                   Secretary         Sachs Trust (registered
New York, NY  10005                             investment company); Managing
                                                Director, Goldman Sachs (since
                                                1997); and Vice President and
                                                Senior Portfolio Manager, GSAM
                                                (1988 to 1997).

*Elizabeth D. Anderson, 31    Assistant         Assistant Secretary - Goldman
32 Old Slip                   Secretary         Sachs Trust (registered
New York, NY 10005                              investment company); Vice
                                                President, Goldman Sachs (since
                                                May 1997) Portfolio Manager,
                                                GSAM (since April 1996); and
                                                Junior Portfolio Manager, GSAM
                                                (1995 - April 1996).

*Amy E. Belanger, 31          Assistant         Assistant Secretary - Goldman
32 Old Slip                   Secretary         Sachs Trust (registered
New York, NY 10005                              investment company) (since
                                                1999); Vice President, Goldman
                                                Sachs (since June 1999);
                                                Counsel, Goldman Sachs (since
                                                1998); and Associate, Dechert
                                                Price & Rhoads (September 1996-
                                                1998).

     Each interested Trustee and officer of the Trust holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or one of their affiliates is the investment adviser, administrator and/or distributor. As of March 20, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons"
of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee.
Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Fund.

                                      B-53

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31,
2000:

                                                                Pension or            Total
                                                                Retirement         Compensation
                                                                 Benefits       from Goldman Sachs
                                             Aggregate          Accrued as        Funds Complex
                                           Compensation           Part of         (including the
Name of Trustee                          from the Trust/2/   Trust's Expenses       Trust)/3/

Ashok N. Bakhru/1/                             $ 2,835.73               $ 0           $ 142,250
David B. Ford                                  $        0               $ 0           $       0
Douglas C. Grip                                $        0               $ 0           $       0
Patrick T. Harker/4/                           $   414.06               $ 0           $  26,500
John P. McNulty                                $        0               $ 0           $       0
Mary P. McPherson                              $ 2,114.84               $ 0           $ 106,000
Alan A. Shuch                                  $        0               $ 0           $       0
Jackson W. Smart/5/                            $ 1,304.15               $ 0           $  53,500
William H. Springer                            $ 2,084.32               $ 0           $ 104,000
Richard P. Strubel                             $ 2,114.84               $ 0           $ 106,000

                                      B-54

   /1/    Includes compensation as Chairman of the Board of Trustees.
   /2/    Reflects amount paid by the Trust during the fiscal year ended
          December 31, 2000. During this fiscal year, the Fund had not offered shares.
   /3/    The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and
          Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 54 mutual funds, on December 31, 2000. Goldman Sachs Variable
          Insurance Trust consisted of 10 mutual funds on December 31, 2000.
   /4/    Mr. Harker was elected to the Board of Trustees on August 29, 2000.
   /5/    No longer a trustee of the Trust.

                                      B-55

Management Services
-------------------

     As stated in the Fund's Prospectus, GSAM, 32 Old Slip, New York, New York,
a unit of the Investment Management Division of Goldman Sachs, 85 Broad Street,
New York, New York, serves as Investment Adviser to the Fund. See "Service
Providers" in the Fund's Prospectuses for a description of the Investment
Adviser's duties to the Fund.

     The Goldman Sachs Group, L.P. which controlled the Fund's Investment
Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering in 1999.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in
Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan,
Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo,
Toronto, Vancouver and Zurich. It has trading professionals throughout the
United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name "Goldman Sachs" or a derivative thereof as part of the
Fund's name for as long as the Fund's Management Agreement is in effect.

     The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department
covers approximately 2,200 companies, including approximately 1,000 U.S.
corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Adviser.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman
Sachs is also among the leading investment firms using quantitative analytics
(now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Fund, the Investment Adviser has access to Goldman Sachs'
economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate

                                      B-56

movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs'
international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel,
Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Fund, the Investment Adviser will have access to the Global Asset Allocation Model.
The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the
Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors.
These estimated equilibrium returns are then combined with the expectations of
Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for the Fund given its investment objective and criteria.

     The Fund's Management Agreement provides that GSAM, in its capacity as
Investment Adviser may render similar services to others as long as the services under the Management Agreement are not impaired thereby. The Management
Agreement was initially approved with respect to the Fund by the Trustees, including a majority of the Trustees who are not parties to the Management
Agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on February 3, 2000. The
Management Agreement was most recently approved with respect to the Fund by the
Trustees, including a majority of the non-interested Trustees, on April 24,
2001. The Fund's sole shareholder approved these arrangements on April 27, 2000, by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Fund. The Management Agreement will remain in effect with respect to the Fund until June 30, 2002 and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the
Fund's outstanding voting securities or a majority of the Trustees of the Trust
, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
The Management Agreement will terminate automatically with respect to the Fund if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

     Pursuant to the Management Agreement, the Investment Adviser is entitled to receive fees, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.  The Fund had no fee waiver arrangements at the fiscal year ended December 31, 2000.

                                      B-57

     For the fiscal year ended December 31, 2000, the amount of the investment advisory fees incurred by the Fund was as follows:

                                Fiscal period ended
                                    December 31,
                                        2000

Internet Tollkeeper Fund/1/           $ 32,791

/1/  The Internet Tollkeeper Fund commenced operations on April 28, 2000.

     Under its Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund's expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv)
maintains the Fund's records; and (v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or impede its investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the
Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Fund and/or which engage in transactions in the same types of securities, currencies and instruments as the
Fund. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable. When the Investment
Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Fund.

                                      B-58

     From time to time, the Fund's activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.  As a result, there may be periods, for example, when the Investment Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates.  The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the
Fund in accordance with such analysis and models.  In addition, neither Goldman
Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the
Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Goldman
Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Fund.

     The results of the Fund's investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them.  It is possible that Goldman
Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the
Fund.  Moreover, it is possible that the Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts.  The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding the Fund's activities but will not be involved in the day-to-day management of the Fund.  In such instances, those individuals may, as a result, obtain information regarding the
Fund's proposed investment activities which is not generally available to the public.  In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

                                      B-59

     In addition, certain principals and certain of the employees of the
Investment Adviser are also principals or employees of Goldman Sachs or their affiliated entities.  As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

     The Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions.  Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman
Sachs or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund.  The Fund may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Fund.  At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Goldman Sachs and its affiliates on an arms-length basis.

     The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing.  Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of Goldman
Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of the Fund in order to increase the assets of the Fund.  Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio.  Goldman Sachs reserves the right to redeem at any time some or all of the shares of the Fund acquired for its own account.  A large redemption of shares of the Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio.

     It is possible that the Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market.  From time to time, Goldman Sachs' activities may limit the Fund's flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

                                      B-60

Distributor and Transfer Agent
------------------------------

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Fund pursuant to a "best efforts"
arrangement as provided by a distribution agreement with the Trust on behalf of the Fund.  Shares of the Fund are offered and sold on a continuous basis by
Goldman Sachs, acting as agent.  Under the distribution agreement, the Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer.  The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts.  The
Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund.

     As agent, the Distributor currently offers shares of the Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Fund may from time to time be registered or where permitted by applicable law.  The underwriting agreements provide that the
Distributor accepts orders for shares at net asset value without sales commission or load being charged.  The Distributor has made no firm commitment to acquire shares of the Fund.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL  60606, serves as the Trust's transfer agent.  Under its transfer agency agreement with the Trust, Goldman
Sachs has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous services.

                                      B-61

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees net of waivers for the fiscal year ended
December 31, 2000 from the Fund as follows under the fee schedules then in effect:

                              Fiscal period ended
                                 December 31,
                                     2000

Internet Tollkeeper Fund/1/         $ 6,509

/1/    The Internet Tollkeeper Fund commenced operations on April 28, 2000.
       Goldman Sachs voluntarily waived $14,000 of transfer agent fees with respect to the Fund for the fiscal year ended December 31, 2000.

                                    EXPENSES

     The Trust is responsible for the payment of its expenses.  The expenses include, without limitation, management fees, custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Trust's shares under federal or state securities laws;
organizational expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, Additional
Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities;
compensation and expenses of the Trust's "non-interested" Trustees; and
extraordinary expenses, if any, incurred by the Trust.

     The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors.  From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     The Investment Adviser voluntarily agreed to limit "Other Expenses"
(excluding management fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses for the Fund to the extent such expenses exceed 0.25% of average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

                                      B-62

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department.  The Fund may also bear an allocable portion of the Investment Adviser's costs of performing certain accounting services not being provided by the Fund's custodian.

                                 REIMBURSEMENT

     For the fiscal period April 28, 2000 (commencement of operations) to
December 31, 2000, the amounts of certain "Other Expenses" of the Fund that were reduced or otherwise limited under the expense limitations that were then in effect were $127,731.

Custodian
---------

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash.  State Street also maintains the
Trust's accounting records.  State Street may appoint domestic and foreign sub-
custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Auditors
--------------------

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New
York 10019, have been selected as auditors of the Trust for the fiscal year ended December 31, 2001.  In addition to audit services, Ernst & Young LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.  Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law,
Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net"
basis with dealers acting as principal for their own accounts without a stated
commission, although the price of a security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                                      B-63

     In placing orders for portfolio securities of the Fund, the Investment
Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment
Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange
Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction.  Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.  Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates, or their other clients.  Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.  Such services are used by the
Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.  Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the
Fund, and the services furnished by such brokers may be used by the Investment
Adviser in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Adviser.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers
(including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and

                                      B-64

most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the
Trustees.

     Subject to the above considerations, the Investment Adviser may use Goldman
Sachs as a broker for the Fund.  In order for Goldman Sachs to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary.  This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to
Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

     For the fiscal period ended December 31, 2000, the Fund paid brokerage commissions as follows.  The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                      B-65

                                                              Total          Total                              Brokerage
                                                            Brokerage      Amount of          Amount of        Commissions
                                               Total       Commissions    Transactions      Transactions           Paid
                                             Brokerage       Paid to        on which      Effected through      to Brokers
                                            Commissions      Goldman      Commissions     Brokers Providing      Providing
                                               Paid           Sachs/4/        Paid            Research           Research

Fiscal Period Ended December 31, 2000/1/:

Internet Tollkeeper Fund                  $5,658           $119 (2.1%)/2/   6,937,872 (0.01%)/3/ $827,908        $ 1,810

/1/  The Fund commenced operations on April 28, 2000.
/2/  Percentage of total commissions paid to Goldman Sachs.
/3/  Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.
/4/  The figures in the table report brokerage commissions only from securities transactions.

                                      B-66

During the fiscal period ended December 31, 2000, the Fund acquired and sold securities of its regular broker-dealers.  As of December 31, 2000, the Fund held no securities of its regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents.

                                NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of the securities of the Fund. In accordance with procedures adopted by the Trustees, the net value per share of the Fund is calculated by determining the value of the net assets attributable to the Fund and dividing by the number of the outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business
Day" means any day the New York Stock Exchange is open for trading, which is
Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day,
Washington's Birthday (observed), Good Friday, Memorial Day (observed),
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio securities of the Fund for which accurate market quotations are available are valued as follows:  (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated
Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date.
If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system defined close price on the exchange or system in which such securities are principally traded.  If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund's net asset value, the securities will be valued at the last sale price or, if not available at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under section (a) or (b), including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to

                                      B-67

dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV,
Reuters or Standard & Poor's); (e) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f)
debt securities with a remaining maturity of 60 days or less are valued by the
Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition,
European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business
Days in New York and days on which the Fund's net asset value is not calculated.
Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.
The impact of events that occur after the publication of market quotations used by the Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in the Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by the Fund of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The
Fund's underlying assets will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

     The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature.
Average annual total return and yield are computed pursuant to formulas specified by the SEC.

                                      B-68

     Thirty-day yield is derived by dividing net investment income during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a
$1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The Fund may advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, or other information prepared by mutual fund statistical services and investments for which reliable performance information is available.

     The Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     Occasionally statistics may be used to specify Fund volatility or risk.
Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total

                                      B-69

return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of the Fund's past performance as measured by independent sources such as (but not limited to)
Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger
Investment Companies Service, iMoneyNet, Inc.'s Money Fund Report, Micropal,
Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors
Business Daily, The New York Times, Kiplinger's Personal Finance Magazine,
Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor,
Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise the Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund
Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA
Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by
Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index
(which measures the total return in U.S. dollar terms of government bonds,
Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P.
Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) iMoneyNet, Inc.'s Money Fund Report, a service of iMoneyNet, Inc. (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist
Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell
Midcap Index; (n) the Russell 2000 Index - Total Return; (o) the Russell 1000
Value Index; (p) the Russell 1000 Growth Index-Total Return; (q) the Value-Line
Composite-Price Return; (r) the Wilshire 4500 Index; (s) the FT-Actuaries Europe
and Pacific Index; (t) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan
Stanley (including the EAFE Indices, Morgan Stanley World Index, the Morgan
Stanley Capital International Combined Asia ex Japan Free Index and the Morgan
Stanley Capital International Emerging Markets Free Index), Salomon Brothers,
Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;
(u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment
Companies Service; (v) The Goldman Sachs Commodities Index; (w) information produced by Micropal, Inc.; (x) The Tokyo Price Index; and (y) the Russell 3000
Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

                                      B-70

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .    cost associated with aging parents;

     .    funding a college education (including its actual and estimated cost);

     .    health care expenses (including actual and projected expenses);

     .    long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     .    retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     .    asset allocation strategies and the benefits of diversifying among asset classes;

     .    the benefits of international and emerging market investments;

     .    the effects of inflation on investing and saving;

     .    the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     .    measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     .    the benefits of focusing on after-tax returns versus pre-tax returns for taxable investors;

     .    the performance of various types of securities (common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time.
However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund;

     .    the dollar and non-dollar based returns of various market indices
(e.g., Morgan Stanley World Index, Morgan Stanley Capital International EAFE
Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of
500 Common Stocks) over varying periods of time;

     .    total stock market capitalizations of specific countries and regions on a global basis;

                                      B-71

     .     performance of securities markets of specific countries and regions;

     .     value of a dollar amount invested in a particular market or type of security over different periods of time;

     .     volatility of total return of various market indices (i.e. Lehman
Government Bond Index, S&P 500 Index, IBC/Donoghue's Money Fund Average/ All
Taxable Index) over varying periods of time;

     .     credit ratings of domestic government bonds in various countries;

     .     price volatility comparisons of types of securities over different periods of time; and

     .     price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman,
Sachs & Co.'s research department by publications such as the Institutional
Investor and the Wall Street Journal in advertisements.

                                      B-72

                           VALUE OF $1,000 INVESTMENT
                            (AGGREGATE TOTAL RETURN)

                                                                    Assuming no
                                                 Assuming expense     Expense
Fund                  Time Period                 reimbursements  reimbursements

Internet Tollkeeper   4/28/00 - 12/31/00 - Since
Fund                  inception                      (32.00)%         (34.10)%

All returns are average annual total returns.

     From time to time, advertisements or information may include a discussion of the origin evolution and growth of the Internet, the benefits of the Internet to consumers and businesses and the impact of the Internet on society in general and more specifically on the investment landscape.

     From time to time, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund.  Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment
Adviser's views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations.  Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies.  Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     The Fund's performance data will be based on historical results and will not be intended to indicate future performance.  The Fund's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors.  The value of the Fund's shares will fluctuate and an investor's shares may be worth more or less than

                                      B-73

their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of the Fund's holdings available to investors upon request.

                                 SHARES OF THE TRUST

          The Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997.  The
Trustees have authority under the Trust's Agreement and Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders.  Additional series may be added in the future.
The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

          Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, shares are fully paid and non-assessable.  In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders.  All shares are freely transferable and have no preemptive, subscription or conversion rights.

          As of March 20, 2001 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Fund:  Goldman Sachs
Group LP, Seed Acct VIT Internet Tollkeeper, Attn Karen Yost, 85 Broad St., 10th
Fl., New York, NY 10004-2434 (31%); American Enterprise Life Insurance Corp.,
SIT01, 1646 AXP Financial Center, Minneapolis, MN 55474-0001 (29%); American
Enterprise Life Ins. Corp., WIT04, 1646 AXP Financial Center, Minneapolis, MN
55474-0001 (7%); Metlife Investors Insurance Company, Cova Variable Annuity a/c
#1, 4700 Weston Pkwy, Ste. 200, W. Des Moines, IA 50266-6718 (8%); and American
Enterprise Life Ins. Corp., SIT02, 1646 AXP Financial Center, Minneapolis, MN
55474-0001 (5%).

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter.  Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series.  However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

                                      B-74

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings.  In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of
Trustees (this method of voting being referred to as "dollar based voting").
However, to the extent required by the Act or otherwise determined by the
Trustees, series and classes of the Trust will vote separately from each other.
Shareholders of the Trust do not have cumulative voting rights in the election of Trustees.  Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings.  The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.  The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Agreement and Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Agreement and Declaration of Trust provides for indemnification of
Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust.  The
Agreement and Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Agreement and Declaration of Trust permits the termination of the
Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii)
by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii)
changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder

                                      B-75

approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Agreement and Declaration of Trust permits the Trustees to amend the Agreement and Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the
Agreement and Declaration of Trust regarding amendments and supplements thereto;
or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other
Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Agreement and Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------

          Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust.  Similarly,
Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states.  As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the
Delaware business trust shareholders to liability.  To guard against this risk, the Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund.  Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees.  The Agreement and
Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series.  The
Agreement and Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon.  In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

          In addition to the requirements under Delaware law, the Agreement and
Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim.  The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse

                                      B-76

the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Agreement and Declaration of Trust further provides that the
Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

          Shares of the Fund are offered only to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by
Participating Insurance Companies.  See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the
Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of Fund shares.  This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions.  Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.
The summary is based on the laws in effect on the date of this Additional
Statement, which are subject to change.

General
-------

          The following is only a summary of certain additional tax
considerations generally affecting the Fund that are not described in the
Prospectus.  The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

          The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares.  Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts.  Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts.  This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies.  Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning
Portfolio shares.

                                      B-77

          The Fund is a separate taxable entity.  The Fund intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          There are certain tax requirements that the Fund must follow in order to avoid federal taxation.  In its efforts to adhere to these requirements, the
Fund may have to limit its investment activities in some types of instruments.
Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total
(gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than
U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.  For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for
U.S. tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.  In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the
Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities.  Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the
Fund's portfolio or anticipated to be acquired may not qualify as "directly-
related" under these tests.

          If the Fund complies with such provisions, then in any taxable year in which the Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least
90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained.  If the Fund

                                      B-78

retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to
U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S.
federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. The Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.
Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     The Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder.  Under Code Section
817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is
"adequately diversified."  A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the
Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.  As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies.  In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United
States Treasury.

     For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's

                                      B-79

assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund"). The
Fund will be a Closed Fund.

     If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code.  The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.  In addition, if the Fund did not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account might be treated as owners of Fund shares and might be subject to tax on distributions made by the Fund.

     In order to avoid a 4% federal excise tax, the Fund may be required to distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.
The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.  These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.  At December 31, 2000, the Fund had capital loss carry forwards for U.S. federal tax purposes of $210,415 which expire between 2008 and
2014.

     The Fund will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be

                                      B-80

allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

State and Local
---------------

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business.  In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities.

                                      B-81

                              FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the Fund's 2000 Annual Report are hereby incorporated by reference.  The financial statements in the Fund's Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.  A copy of the
Annual Report may be obtained upon request and without charge by writing
Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling
Goldman, Sachs & Co., at the telephone number on the back cover of the Fund's
Prospectus.

                               OTHER INFORMATION

     As described in the Prospectus, shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order.  Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

     The Fund will normally redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  The Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such
Fund.  The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the
Fund's net asset value per share.  See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by the
Fund may be suspended for more than seven days for any period during which the
New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the
SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund.
(The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the
1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC.  The
Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

                                      B-82

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration
Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                      B-83

                                  APPENDIX A
                                  ----------

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+).
This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                      1-A

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                                      2-A

  Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

  "F1" - Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  "B" - Securities possess speculative credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

  "D" - Securities are in actual or imminent payment default.

                                      3-A

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard
& Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                      4-A

  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" - An obligation rated "C" is currently highly vulnerable to nonpayment.
The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

  "D" - An obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  -  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      5-A

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

  "Aaa" - Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards.  Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-
term risk appear somewhat larger than the "Aaa" securities.

  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well

                                      6-A

safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

                                      7-A

  "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  "A" - Securities considered to be investment grade and of high credit quality.
These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

  "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  "B" - Securities are considered highly speculative.  These ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued
payment is contingent upon a sustained, favorable business and economic environment.

                                      8-A

  "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

  "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                                      9-A

Municipal Note Ratings
----------------------

  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                      10-A

  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-
term notes:

  "MIG-1"/"VMIG-1" - This designation denotes superior credit quality.
Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

  "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

  "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

  Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                      11-A

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first.  Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation.  If any of these is ever diminished, the last is the most difficult to restore.  We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake.
Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems.  We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job.  Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places.  We have yet to find limits to the responsibility that our best people are able to assume.  Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations.  We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

                                      -1-

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships.  To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships.  However, we must always be fair to competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      -2-

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on
Wall Street and around the world for its institutional and private client services.

     With fifty offices around the world Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-
1999.

     The number one lead manager of U.S. common stock offerings from
1989-1999.*

  The number one lead manager for initial public offerings (IPOs) worldwide
(1989-1999).

__________________________
*    Source: Securities Data Corporation.  Common stock ranking excludes REITs,

     Investment Trust and Rights.

                                      -3-

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman, Sachs & Co. joins New York Stock Exchange

1906      Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 95 years, the firm's longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925      Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956      Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970      Goldman, Sachs & Co. opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman, Sachs & Co. takes Microsoft public

1988      Goldman Sachs Asset Management is formally established

1991      Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Goldman Sachs Asset Management introduces Global Tactical Asset
          Allocation Program

          Dow Jones Industrial Average breaks 5000

1996      Goldman, Sachs & Co. takes Deutsche Telecom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs Asset Management increases assets under management by
          100% over 1996

1998      Goldman Sachs Asset Management reaches $195.5 billion in assets under
          Management

          Dow Jones Industrial Average breaks 9000

1999      Goldman Sachs becomes a public company

                                      -4-
GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 95.5%

Airlines – 0.8%
9,200	Southwest Airlines Co.	$ 308,476

Alcohol – 0.6%
5,100	Anheuser-Busch Cos., Inc.	232,050

Apparel – 0.1%
1,000	NIKE, Inc. Class B	55,813

Banks – 6.8%
3,300	Bank One Corp.	120,863
19,600	Citigroup, Inc.	1,000,825
700	J.P. Morgan & Co., Inc.	115,850
5,200	Mellon Financial Corp.	255,775
4,100	PNC Financial Services Group	299,556
4,700	The Bank of New York Co., Inc.	259,381
650	The Chase Manhattan Corp.	29,534
7,700	Wells Fargo & Co.	428,794

		2,510,578

Chemicals – 2.3%
5,200	E.I. du Pont de Nemours & Co.	251,225
2,000	Minnesota Mining & Manufacturing Co.	241,000
9,700	The Dow Chemical Co.	355,262

		847,487

Clothing – 0.2%
2,700	The Gap, Inc.	68,850

Computer Hardware – 5.1%
19,100	Cisco Systems, Inc.*	730,575
5,700	Compaq Computer Corp.	85,785
7,600	Dell Computer Corp.*	132,525
7,600	EMC Corp.*	505,400
4,600	Hewlett-Packard Co.	145,188
700	Network Appliance, Inc.*	44,964
8,400	Sun Microsystems, Inc.*	234,150

		1,878,587

Computer Software – 5.0%
5,900	International Business Machines, Inc.	501,500
17,700	Microsoft Corp.*	767,737
11,800	Oracle Corp.*	342,937
1,300	Siebel Systems, Inc.*	87,913
1,700	VERITAS Software Corp.*	148,750

		1,848,837

Defense/Aerospace – 0.8%
3,400	Honeywell International, Inc.	160,863
4,200	The B.F. Goodrich Co.	152,775

		313,638

Department Stores – 2.5%
5,100	The May Department Stores Co.	167,025
14,400	Wal-Mart Stores, Inc.	765,000

		932,025

Shares	Description	Value

Common Stocks – (continued)

Drugs – 10.4%
3,700	American Home Products Corp.	$ 235,135
3,000	Amgen, Inc.*	191,813
1,500	AstraZeneca Group PLC ADR	77,250
5,500	Bristol-Myers Squibb Co.	406,656
3,700	Eli Lilly & Co.	344,331
3,300	GlaxoSmithKline PLC ADR	184,811
5,600	Merck & Co., Inc.	524,300
24,875	Pfizer, Inc.	1,144,250
4,351	Pharmacia Corp.	265,411
8,500	Schering-Plough Corp.	482,375

		3,856,332

Electrical Equipment – 2.2%
1,400	Corning, Inc.	73,938
1,900	JDS Uniphase Corp.*	79,206
8,000	Lucent Technologies, Inc.	108,000
8,400	Nortel Networks Corp.	269,325
2,400	QUALCOMM, Inc.*	197,250
2,300	Solectron Corp.*	77,970

		805,689

Electrical Utilities – 3.2%
2,400	Cinergy Corp.	84,300
1,100	Duke Energy Corp.	93,775
7,300	Energy East Corp.	143,719
4,400	Entergy Corp.	186,175
2,450	Exelon Corp.	172,015
3,400	FPL Group, Inc.	243,950
15,800	Niagara Mohawk Holdings, Inc.*	263,662

		1,187,596

Energy Resources – 6.1%
8,497	Anadarko Petroleum Corp.	603,967
900	El Paso Energy Corp.	64,463
10,892	Exxon Mobil Corp.	946,923
6,300	Royal Dutch Petroleum Co. ADR	381,544
6,700	Unocal Corp.	259,206

		2,256,103

Entertainment – 1.5%
9,000	The Walt Disney Co.	260,438
6,718	Viacom, Inc. Class B*	314,066

		574,504

Financial Services – 7.7%
14,000	Federal Home Loan Mortgage Corp.	964,250
1,300	Federal National Mortgage Assoc.	112,775
29,800	General Electric Co.	1,428,537
3,800	Household International, Inc.	209,000
2,000	USA Education, Inc.	136,000

		2,850,562

Food & Beverage – 2.3%
4,100	PepsiCo, Inc.	203,206
6,000	The Coca-Cola Co.	365,625
2,900	The Quaker Oats Co.	282,388

		851,219

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Forest – 2.1%
6,700	Bowater, Inc.	$ 377,712
10,300	International Paper Co.	420,369

		798,081

Grocery – 0.5%
6,400	The Kroger Co.*	173,200

Heavy Electrical – 0.1%
600	Emerson Electric Co.	47,288

Heavy Machinery – 1.0%
7,800	Crane Co.	221,812
3,500	Deere & Co.	160,344

		382,156

Home Products – 1.1%
2,000	Colgate-Palmolive Co.	129,100
2,600	The Estee Lauder Cos., Inc.	113,913
2,000	The Procter & Gamble Co.	156,875

		399,888

Industrial Parts – 2.3%
4,500	Caterpillar, Inc.	212,906
1,500	Parker-Hannifin Corp.	66,188
6,200	Tyco International Ltd.	344,100
3,100	United Technologies Corp.	243,737

		866,931

Information Services – 1.1%
3,200	Electronic Data Systems Corp.	184,800
3,900	First Data Corp.	205,481

		390,281

Internet – 0.9%
7,200	America Online, Inc.*	250,560
400	Juniper Networks, Inc.*	50,425
1,000	Yahoo!, Inc.*	30,172

		331,157

Life Insurance – 2.3%
5,800	AFLAC, Inc.	418,687
800	Cigna Corp.	105,840
6,700	Lincoln National Corp.	316,994

		841,521

Media – 2.7%
4,000	Automatic Data Processing, Inc.	253,250
1,700	Clear Channel Communications, Inc.*	82,344
4,900	Comcast Corp.*	204,575
3,000	General Motors Corp. Class H*	69,000
5,600	Time Warner, Inc.	292,544
4,400	USA Networks, Inc.*	85,525

		987,238

Shares	Description	Value

Common Stocks – (continued)

Medical Products – 2.4%
5,400	Abbott Laboratories	$ 261,562
1,500	Baxter International, Inc.	132,469
4,800	Johnson & Johnson	504,300

		898,331

Mining – 0.3%
3,100	Alcoa, Inc.	103,850

Oil Refining – 0.3%
1,700	Texaco, Inc.	105,613

Oil Services – 1.7%
3,500	Baker Hughes, Inc.	145,469
2,800	Halliburton Co.	101,500
2,700	Schlumberger Ltd.	215,831
3,600	Transocean Sedco Forex, Inc.	165,600

		628,400

Property Insurance – 5.2%
2,500	AMBAC Financial Group, Inc.	145,781
8,900	American International Group, Inc.	877,206
3,200	RenaissanceRe Holdings Ltd.	250,600
1,700	The Hartford Financial Services Group, Inc.	120,063
6,000	XL Capital Ltd.	524,250

		1,917,900

Railroads – 0.5%
6,700	Canadian National Railway Co.	198,906

Restaurants – 0.3%
3,700	McDonald’s Corp.	125,800

Security/Asset Management – 1.4%
3,700	John Hancock Financial Services, Inc.	139,212
1,200	Merrill Lynch & Co., Inc.	81,825
3,200	Morgan Stanley Dean Witter & Co.	253,600
2,200	The Charles Schwab Corp.	62,425

		537,062

Semiconductors – 2.9%
1,100	Analog Devices, Inc.*	56,306
1,850	Applied Materials, Inc.*	70,647
600	Broadcom Corp.*	50,700
20,000	Intel Corp.	605,000
4,400	Texas Instruments, Inc.	208,450
1,600	Xilinx, Inc.*	73,800

		1,064,903

Specialty Retail – 2.0%
1,200	Best Buy Co., Inc.*	35,475
5,700	CVS Corp.	341,644
8,300	The Home Depot, Inc.	379,206

		756,325

Telephone – 5.0%
7,200	AT&T Corp.	124,650
8,200	AT&T Corp.-Liberty Media Corp.*	111,212
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
2,500	BellSouth Corp.	$ 102,344
5,800	Qwest Communications International, Inc.*	237,800
12,684	SBC Communications, Inc.	605,661
2,700	Sprint Corp.	54,844
9,776	Verizon Communications	490,022
9,300	WorldCom, Inc.	130,200

		1,856,733

Thrifts – 0.5%
3,500	Washington Mutual, Inc.	185,719

Tobacco – 1.0%
8,300	Philip Morris Cos., Inc.	365,200

Wireless – 0.3%
5,100	Sprint Corp. (PCS Group)*	104,231

TOTAL COMMON STOCKS
(Cost $35,369,287)		$ 35,445,060

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.2%

Joint Repurchase Agreement Account ∧
$1,200,000	6.48%	01/02/2001	$ 1,200,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,200,000)			$ 1,200,000

TOTAL INVESTMENTS
(Cost $36,569,287)			$36,645,060

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments
December 31, 2000

Shares	Description	Value

Common Stocks – 99.7%

Airlines – 0.4%
1,400	AMR Corp.	$ 54,863
9,900	Delta Air Lines, Inc.	496,856

		551,719

Alcohol – 0.2%
2,800	Anheuser-Busch Cos., Inc.	127,400
2,800	Brown-Forman Corp. Class B	186,200

		313,600

Banks – 6.3%
12,731	Bank of America Corp.	584,035
66,866	Citigroup, Inc.	3,414,345
2,100	Comerica, Inc.	124,688
23,050	Fifth Third Bancorp	1,377,237
6,900	Firstar Corp.	160,425
14,900	FleetBoston Financial Corp.	559,681
1,800	J.P. Morgan & Co., Inc.	297,900
2,700	Mellon Financial Corp.	132,806
3,500	PNC Financial Services Group	255,719
3,500	SunTrust Banks, Inc.	220,500
7,400	The Bank of New York Co., Inc.	408,610
16,050	The Chase Manhattan Corp.	729,272
9,400	Wells Fargo & Co.	523,462

		8,788,680

Chemicals – 2.1%
6,800	Air Products & Chemicals, Inc.	278,800
5,400	Cabot Corp.	142,425
3,700	E.I. du Pont de Nemours & Co.	178,756
8,300	Minnesota Mining & Manufacturing Co.	1,000,150
36,900	The Dow Chemical Co.	1,351,463

		2,951,594

Clothing – 0.5%
6,500	Abercrombie & Fitch Co.*	130,000
6,200	Intimate Brands, Inc.	93,000
15,000	The Limited, Inc.	255,937
3,800	The Talbots, Inc.	173,375

		652,312

Computer Hardware – 5.0%
733	Avaya, Inc.*	7,559
3,500	Cabletron Systems, Inc.*	52,719
72,100	Cisco Systems, Inc.*	2,757,825
11,400	Compaq Computer Corp.	171,570
22,000	EMC Corp.*	1,463,000
28,800	Hewlett-Packard Co.	909,000
3,400	Network Appliance, Inc.*	218,397
6,204	Palm, Inc.*	175,650
1,600	SanDisk Corp.*	44,400
40,600	Sun Microsystems, Inc.*	1,131,725

		6,931,845

Shares	Description	Value

Common Stocks – (continued)

Computer Software – 6.2%
11,900	Adobe Systems, Inc.	$ 693,175
20,600	International Business Machines, Inc.	1,751,000
2,100	Intuit, Inc.*	82,950
10,500	Jack Henry & Associates, Inc.	652,628
58,600	Microsoft Corp.*	2,541,775
55,000	Oracle Corp.*	1,598,437
1,011	Sabre Holdings Corp.	43,599
1,500	Sapient Corp.*	17,906
5,100	Siebel Systems, Inc.*	344,888
3,000	Symantec Corp.*	100,125
8,451	VERITAS Software Corp.*	739,463

		8,565,946

Construction – 0.1%
3,900	Centex Corp.	146,494

Consumer Durables – 0.1%
3,200	Whirlpool Corp.	152,600

Defense/Aerospace – 1.8%
9,200	Honeywell International, Inc.	435,275
4,100	Northrop Grumman Corp.	340,300
3,500	Precision Castparts Corp.	147,219
23,200	The Boeing Co.	1,531,200

		2,453,994

Department Stores – 3.1%
10,700	Federated Department Stores, Inc.*	374,500
2,400	Kohl’s Corp.*	146,400
35,600	Sears, Roebuck & Co.	1,237,100
15,000	Target Corp.	483,750
39,600	Wal-Mart Stores, Inc.	2,103,750

		4,345,500

Drugs – 10.3%
9,500	Allergan, Inc.	919,719
9,100	Amgen, Inc.*	581,831
9,100	Bristol-Myers Squibb Co.	672,831
4,500	Cardinal Health, Inc.	448,313
5,100	Chiron Corp.*	226,950
8,300	Eli Lilly & Co.	772,419
6,200	Genentech, Inc.*	505,300
3,100	Genzyme Corp.*	278,806
2,300	IVAX Corp.*	88,090
8,000	McKesson HBOC, Inc.	287,120
35,500	Merck & Co., Inc.	3,323,687
74,950	Pfizer, Inc.	3,447,700
13,679	Pharmacia Corp.	834,419
33,400	Schering-Plough Corp.	1,896,452

		14,283,637

Electrical Equipment – 4.2%
9,100	ADC Telecommunications, Inc.*	164,937
3,000	Agilent Technologies, Inc.*	164,250
19,800	Corning, Inc.	1,045,687
15,700	General Dynamics Corp.	1,224,600

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
20,700	JDS Uniphase Corp.*	$ 862,931
8,800	Lucent Technologies, Inc.	118,800
7,300	Metromedia Fiber Network, Inc.*	73,913
12,100	Motorola, Inc.	245,025
38,168	Nortel Networks Corp.	1,223,761
1,700	QUALCOMM, Inc.*	139,719
1,100	Sanmina Corp.*	84,288
3,300	Scientific-Atlanta, Inc.	107,456
3,800	Solectron Corp.*	128,820
3,400	Tektronix, Inc.	114,538
2,200	Terayon Communication Systems, Inc.*	8,938
11,400	Vishay Intertechnology, Inc.*	172,425

		5,880,088

Electrical Utilities – 2.8%
13,000	Calpine Corp.*	585,812
4,000	Duke Energy Corp.	341,000
2,800	Dynegy, Inc.	156,975
27,100	Entergy Corp.	1,146,669
5,000	Exelon Corp.	351,200
5,100	FPL Group, Inc.	365,925
10,700	Public Service Enterprise	520,288
4,900	Reliant Energy, Inc.	212,231
1,400	The Southern Co.	46,550
6,800	UtiliCorp United, Inc.	211,004

		3,937,654

Energy Resources – 6.3%
7,100	Apache Corp.	497,444
13,500	Chevron Corp.	1,139,906
9,300	Devon Energy Corp.	567,021
41,256	Exxon Mobil Corp.	3,586,693
15,900	Kerr-McGee Corp.	1,064,306
6,300	Noble Affiliates, Inc.	289,800
3,900	Occidental Petroleum Corp.	94,575
7,900	Phillips Petroleum Co.	449,313
17,000	Royal Dutch Petroleum Co. ADR	1,029,563

		8,718,621

Entertainment – 1.3%
5,500	Metro-Goldwyn-Mayer, Inc.*	89,719
44,200	The Walt Disney Co.	1,279,037
9,900	Viacom, Inc. Class B*	462,825

		1,831,581

Environmental Services – 0.2%
7,400	Waste Management, Inc.	205,572

Financial Services – 5.6%
7,500	American Express Co.	412,031
9,000	Comdisco, Inc.	102,938
2,500	Federal Home Loan Mortgage Corp.	172,187
9,000	Federal National Mortgage Assoc.	780,750
101,600	General Electric Co.	4,870,450
4,600	Marsh & McLennan Cos., Inc.	538,200

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
3,200	MBNA Corp.	$ 118,200
4,400	Metris Cos., Inc.	115,775
10,800	Providian Financial Corp.	621,000

		7,731,531

Food & Beverage – 4.0%
11,000	ConAgra, Inc.	286,000
3,300	General Mills, Inc.	147,056
5,900	H.J. Heinz Co.	279,881
9,600	IBP, Inc.	256,800
36,700	PepsiCo, Inc.	1,818,944
4,300	Supervalu, Inc.	59,662
11,000	SYSCO Corp.	330,000
17,300	The Coca-Cola Co.	1,054,219
11,200	The Pepsi Bottling Group, Inc.	447,300
8,500	Tyson Foods, Inc.	108,375
12,800	Unilever NV	805,600

		5,593,837

Forest – 0.8%
4,800	Georgia-Pacific Group	149,400
10,200	Kimberly-Clark Corp.	721,038
5,400	Weyerhaeuser Co.	274,050

		1,144,488

Gold – 0.0%
2,000	Barrick Gold Corp.	32,760

Grocery – 0.4%
7,700	Safeway, Inc.*	481,250
3,200	The Kroger Co.*	86,600

		567,850

Heavy Electrical – 0.9%
9,100	Emerson Electric Co.	717,194
12,300	Molex, Inc.	436,650
3,000	Rockwell International Corp.	142,875

		1,296,719

Heavy Machinery – 0.1%
3,000	Deere & Co.	137,528

Home Products – 1.6%
7,800	Avon Products, Inc.	373,425
18,100	Colgate-Palmolive Co.	1,168,355
4,200	Fortune Brands, Inc.	126,000
6,300	The Procter & Gamble Co.	494,156

		2,161,936

Hotels – 0.0%
5,500	Park Place Entertainment Corp.*	65,656

Industrial Parts – 1.8%
4,200	ITT Industries, Inc.	162,750
5,300	Parker-Hannifin Corp.	233,862

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – (continued)
10,750	Tyco International Ltd.	$ 596,625
19,000	United Technologies Corp.	1,493,875

		2,487,112

Industrial Services – 0.3%
4,500	Apollo Group, Inc.*	221,344
1,000	Hertz Corp.	34,125
4,200	Robert Half International, Inc.*	111,300

		366,769

Information Services – 1.2%
2,200	Computer Sciences Corp.*	132,275
3,000	DST Systems, Inc.*	201,000
9,800	Electronic Data Systems Corp.	565,950
8,900	First Data Corp.	468,919
2,200	Fiserv, Inc.*	104,362
2,600	Omnicom Group, Inc.	215,475

		1,687,981

Internet – 0.9%
27,600	America Online, Inc.*	960,480
2,500	BroadVision, Inc.*	29,531
7,100	Yahoo!, Inc.	214,221

		1,204,232

Life Insurance – 1.7%
2,500	Aetna, Inc.*	102,656
2,800	American General Corp.	228,200
9,100	Cigna Corp.	1,203,930
13,400	UnitedHealth Group, Inc.*	822,425

		2,357,211

Media – 1.7%
2,300	Automatic Data Processing, Inc.	145,619
2,400	Clear Channel Communications, Inc.*	116,250
1,000	Cox Communications, Inc.*	46,563
5,000	Fox Entertainment Group, Inc.*	89,375
21,300	General Motors Corp. Class H*	489,900
25,800	Infinity Broadcasting Corp.*	720,787
15,100	Time Warner, Inc.	788,824

		2,397,318

Medical Products – 3.4%
31,900	Abbott Laboratories	1,545,156
5,400	Baxter International, Inc.	476,888
25,400	Johnson & Johnson	2,668,587
1,800	Medtronic, Inc.	108,675

		4,799,306

Medical Providers – 0.2%
3,300	HCA-The Healthcare Corp.	145,233
3,300	Tenet Healthcare Corp.	146,644

		291,877

Shares	Description	Value

Common Stocks – (continued)

Mining – 0.4%
11,200	Alcan Aluminium Ltd.	$ 382,900
2,500	Phelps Dodge Corp.	139,606

		522,506

Motor Vehicle – 1.4%
26,524	Ford Motor Co.	621,656
19,400	General Motors Corp.	988,188
7,000	Johnson Controls, Inc.	364,000

		1,973,844

Oil Refining – 0.6%
11,000	Conoco, Inc. Class B	318,312
6,200	Texaco, Inc.	385,175
6,900	USX-Marathon Group	191,475

		894,962

Oil Services – 0.3%
5,100	BJ Services Co.*	351,262
2,600	Noble Drilling Corp.*	112,938

		464,200

Property Insurance – 5.1%
24,900	Allstate Corp.	1,084,706
25,564	American International Group, Inc.	2,519,652
7,700	CNA Financial Corp.*	297,009
11,600	Loews Corp.	1,201,325
9,300	MGIC Investment Corp.	627,169
20,100	Old Republic International Corp.	643,803
4,500	The Hartford Financial Services Group, Inc.	317,813
3,600	The PMI Group, Inc.	243,675
2,500	The St. Paul Cos., Inc.	135,781

		7,070,933

Publishing – 0.4%
6,300	Dow Jones & Co., Inc.	356,738
2,300	Harcourt General, Inc.	131,560

		488,298

Railroads – 0.2%
5,200	Burlington Northern Santa Fe Corp.	147,225
5,000	Canadian National Railway Co.	148,438

		295,663

Restaurants – 0.3%
3,700	Brinker International, Inc.*	156,325
9,600	Tricon Global Restaurants, Inc.*	316,800

		473,125

Security/Asset Management – 2.4%
14,000	Lehman Brothers Holdings, Inc.	946,750
14,000	Merrill Lynch & Co., Inc.	954,625
13,000	Morgan Stanley Dean Witter & Co.	1,030,250
15,800	The Charles Schwab Corp.	448,325

		3,379,950

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Semiconductors – 4.0%
10,300	Advanced Micro Devices, Inc.*	$ 142,269
5,400	Analog Devices, Inc.*	276,412
4,700	Applied Materials, Inc.*	179,481
4,100	Applied Micro Circuits Corp.*	307,692
6,600	Arrow Electronics, Inc.*	188,925
9,000	Avnet, Inc.	193,500
2,600	Broadcom Corp.*	219,700
8,500	Integrated Device Technology, Inc.*	281,562
56,500	Intel Corp.	1,709,125
1,100	KLA-Tencor Corp.*	37,056
7,500	Micron Technology, Inc.*	266,250
10,700	National Semiconductor Corp.*	215,338
2,000	PMC-Sierra, Inc.*	157,250
900	QLogic Corp.*	69,300
1,300	SDL, Inc.*	192,644
12,800	Texas Instruments, Inc.	606,400
7,700	Transwitch Corp.*	301,262
1,900	Vitesse Semiconductor Corp.*	105,094
2,900	Xilinx, Inc.*	133,763

		5,583,023

Specialty Retail – 2.0%
4,400	AutoZone, Inc.*	125,400
2,000	Best Buy Co., Inc.*	59,125
18,300	CVS Corp.	1,097,405
7,800	Lowes Co., Inc.	347,100
13,800	The Home Depot, Inc.	630,487
8,000	Tiffany & Co.	253,000
7,700	Toys “R” Us, Inc.*	128,494
3,900	Zale Corp.*	113,344

		2,754,355

Telephone – 5.6%
38,965	AT&T Corp.	674,582
50,100	AT&T Corp.-Liberty Media Corp.*	680,984
3,100	BCE, Inc.	89,706
30,400	BellSouth Corp.	1,244,500
5,700	Citizens Communications Co.*	74,813
15,800	Qwest Communications International, Inc.*	647,800
35,622	SBC Communications, Inc.	1,700,950
16,600	Sprint Corp.	337,188
40,394	Verizon Communications	2,024,749
22,250	WorldCom, Inc.	311,500

		7,786,772

Shares	Description	Value

Common Stocks – (continued)

Tobacco – 1.0%
26,600	Philip Morris Cos., Inc.	$ 1,170,400
4,300	R.J. Reynolds Tobacco Holdings, Inc.	209,625

		1,380,025

Truck Freight – 0.1%
2,400	United Parcel Service, Inc.	141,150

Wireless – 0.4%
7,800	AT&T Wireless Group*	135,037
3,800	Telephone & Data Systems, Inc.	342,000
2,000	United States Cellular Corp.*	120,500

		597,537

TOTAL COMMON STOCKS
(Cost $143,500,097)		$138,841,891

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 10.2%

Joint Repurchase Agreement Account ∧
$14,300,000	6.48%	01/02/2001	$ 14,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $14,300,000)			$ 14,300,000

TOTAL INVESTMENTS
(Cost $157,800,097)			$153,141,891

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND
Statement of Investments
December 31, 2000

Shares	Description	Value

Common Stocks – 96.2%

Apparel – 1.0%
4,800	NIKE, Inc. Class B	$ 267,900

Chemicals – 0.5%
900	Air Products & Chemicals, Inc.	36,900
2,300	The Dow Chemical Co.	84,238

		121,138

Clothing – 1.9%
1,400	Abercrombie & Fitch Co.*	28,000
700	Footstar, Inc.*	34,650
3,200	Intimate Brands, Inc.	48,000
10,200	The Limited, Inc.	174,037
2,000	The Neiman Marcus Group, Inc.*	71,125
3,000	The Talbots, Inc.	136,875

		492,687

Computer Hardware – 11.9%
1,400	3Com Corp.	11,900
491	Avaya, Inc.*	5,063
1,200	Brocade Communications Systems, Inc.*	110,175
35,000	Cisco Systems, Inc.*	1,338,750
2,400	Dell Computer Corp.*	41,850
10,600	EMC Corp.*	704,900
300	Extreme Networks, Inc.*	11,738
2,200	Hewlett-Packard Co.	69,438
800	InFocus Corp.*	11,800
3,000	Ingram Micro, Inc.*	33,750
2,300	Network Appliance, Inc.*	147,739
2,731	Palm, Inc.*	77,321
500	Redback Networks, Inc.*	20,500
100	RSA Security, Inc.*	5,288
500	SanDisk Corp.*	13,875
15,500	Sun Microsystems, Inc.*	432,062
1,500	Tech Data Corp.*	40,570

		3,076,719

Computer Software – 10.4%
500	Adobe Systems, Inc.	29,094
100	Agile Software Corp.*	4,938
1,800	BEA Systems, Inc.*	121,162
200	CheckFree Corp.*	8,613
1,000	Computer Associates International, Inc.	19,500
100	Entrust Technologies, Inc.*	1,300
1,000	i2 Technologies, Inc.*	54,375
5,400	International Business Machines, Inc.	459,000
200	Internet Security Systems, Inc.*	15,688
600	Intuit, Inc.*	23,662
700	Mercury Interactive Corp.*	63,175
18,800	Microsoft Corp.*	815,450
700	Networks Associates, Inc.*	2,931
19,900	Oracle Corp.*	578,344
1,800	Rational Software Corp.*	70,087
400	Sapient Corp.*	4,775
1,700	Siebel Systems, Inc.*	114,962

Shares	Description	Value

Common Stocks – (continued)

Computer Software – (continued)
2,700	Sybase, Inc.*	$ 53,494
600	TIBCO Software, Inc.*	28,762
2,400	VERITAS Software Corp.*	210,000
800	Vignette Corp.*	14,400

		2,693,712

Defense/Aerospace – 1.2%
400	Honeywell International, Inc.	18,925
4,300	The Boeing Co.	283,800

		302,725

Department Stores – 2.6%
900	Federated Department Stores, Inc.*	31,500
500	Kohl’s Corp.*	30,500
7,900	Sears, Roebuck & Co.	274,525
6,300	Wal-Mart Stores, Inc.	334,687

		671,212

Drugs – 18.0%
3,100	Allergan, Inc.	300,119
500	Alpharma, Inc.	21,938
700	ALZA Corp.*	29,750
5,400	Amgen, Inc.*	345,262
500	Andrx Group*	28,938
800	Applera Corp.- Applied Biosystems Group*	75,250
2,600	Bristol-Myers Squibb Co.	192,237
2,400	Cardinal Health, Inc.	239,100
2,300	Chiron Corp.*	102,350
3,300	Eli Lilly & Co.	307,106
1,300	Forest Laboratories, Inc.*	172,737
2,800	Genentech, Inc.*	228,200
300	Genzyme Corp.*	26,981
1,000	Incyte Genomics Inc.*	24,875
1,700	IVAX Corp.*	65,110
700	King Pharmaceuticals, Inc.*	36,181
1,200	Medarex, Inc.*	48,900
8,600	Merck & Co., Inc.	805,175
1,100	Millennium Pharmaceuticals*	68,063
28,050	Pfizer, Inc.	1,290,300
500	Pharmacia Corp.	30,500
4,000	Schering-Plough Corp.	227,000

		4,666,072

Electrical Equipment – 7.4%
5,600	ADC Telecommunications, Inc.*	101,500
1,900	ADTRAN, Inc. *	40,375
600	Advanced Fibre Communications, Inc.*	10,838
1,600	Agilent Technologies, Inc.*	87,600
600	Amphenol Corp.*	23,513
1,300	CIENA Corp.*	105,787
200	Copper Mountain Networks, Inc.*	1,181
6,000	Corning, Inc.	316,875
200	GlobeSpan, Inc.*	5,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
1,000	Jabil Circuit, Inc.*	$ 25,375
7,220	JDS Uniphase Corp.*	300,984
5,200	KEMET Corp.*	78,650
1,000	Level 3 Communications, Inc.*	32,813
5,900	Lucent Technologies, Inc.	79,650
4,600	Metromedia Fiber Network, Inc. *	46,575
3,100	Motorola, Inc.	62,775
200	Newport Corp.	15,722
3,251	Nortel Networks Corp.	104,235
300	Power-One, Inc.*	11,794
2,000	QUALCOMM, Inc.*	164,375
700	Sanmina Corp.*	53,637
700	SCI Systems, Inc.*	18,463
1,800	Scientific-Atlanta, Inc.	58,612
2,100	Solectron Corp.*	71,190
400	Sycamore Networks, Inc.*	14,900
4,900	Vishay Intertechnology, Inc.*	74,112

		1,907,031

Electrical Utilities – 0.7%
2,400	Calpine Corp.*	108,150
1,600	Entergy Corp.	67,700

		175,850

Energy Resources – 1.7%
1,400	Apache Corp.	98,088
4,200	Kerr-McGee Corp.	281,137
2,800	Occidental Petroleum Corp.	67,900

		447,125

Entertainment – 1.1%
7,400	The Walt Disney Co.	214,137
1,200	Viacom, Inc. Class B*	56,100

		270,237

Financial Services – 7.0%
37,600	General Electric Co.	1,802,450

Food & Beverage – 3.1%
8,600	ConAgra, Inc.	223,600
3,700	PepsiCo, Inc.	183,381
1,900	The Coca-Cola Co.	115,781
5,600	The Pepsi Bottling Group, Inc.	223,650
1,000	Unilever NV	62,938

		809,350

Heavy Electrical – 0.5%
3,575	Molex, Inc.	126,913

Home Products – 0.3%
1,700	Avon Products, Inc.	81,388

Industrial Services – 0.7%
3,100	Hertz Corp.	105,788
2,900	Robert Half International, Inc.*	76,850

		182,638

Shares	Description	Value

Common Stocks – (continued)

Information Services – 1.7%
2,900	DST Systems, Inc.*	$ 194,300
2,400	Electronic Data Systems Corp.	138,600
100	HomeStore.com, Inc.*	2,012
200	Internap Network Services Corp.*	1,450
500	Omnicom Group, Inc.	41,437
2,200	TeleTech Holdings, Inc.*	40,425
300	TMP Worldwide, Inc.	16,500
200	WedMD Corp.*	1,588

		436,312

Internet – 3.4%
100	Akamai Technologies, Inc.*	2,106
800	Amazon.com, Inc.*	12,450
11,200	America Online, Inc.*	389,760
800	Ariba, Inc.*	42,900
300	Art Technology Group, Inc.*	9,169
100	At Home Corp.*	553
1,000	BroadVision, Inc.*	11,812
700	CMGI, Inc.*	3,916
100	CNET Networks, Inc.*	1,598
1,000	Commerce One, Inc.*	25,312
100	Critical Path, Inc.*	3,075
300	DoubleClick, Inc.*	3,300
500	E*TRADE Group, Inc.*	3,688
350	E.piphany, Inc.*	18,878
700	eBay, Inc.*	23,100
1,900	Exodus Communications, Inc.*	38,000
1,200	InfoSpace.com, Inc.*	10,612
400	Inktomi Corp.*	7,150
1,000	Juniper Networks, Inc.*	126,062
200	Kana Communications, Inc.*	2,300
200	Macromedia, Inc.*	12,150
422	Openwave Systems, Inc.*	20,230
500	Portal Software, Inc.*	3,922
300	PSINet, Inc.*	216
200	RealNetworks, Inc.*	1,738
1,007	VeriSign, Inc.*	74,707
400	VerticalNet, Inc.*	2,663
400	Vitria Technology, Inc.	3,100
1,100	Yahoo!, Inc.	33,189

		887,656

Media – 1.5%
900	Automatic Data Processing, Inc.	56,981
900	Fox Entertainment Group, Inc.*	16,088
3,100	General Motors Corp. Class H*	71,300
1,100	Infinity Broadcasting Corp.*	30,731
4,200	Time Warner, Inc.	219,408

		394,508

Medical Products – 2.8%
4,900	Abbott Laboratories	237,344
3,300	Johnson & Johnson	346,706
2,400	Medtronic, Inc.	144,900

		728,950

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Medical Providers – 0.2%
300	Quest Diagnostics, Inc.*	$ 42,600

Oil Services – 0.2%
1,000	Baker Hughes, Inc.	41,563

Publishing – 0.1%
500	Dow Jones & Co., Inc.	28,313

Restaurants – 0.3%
1,400	Brinker International, Inc.*	59,150
800	Tricon Global Restaurants, Inc.*	26,400

		85,550

Security/Asset Management – 2.7%
1,400	A.G. Edwards, Inc.	66,412
4,400	Lehman Brothers Holdings, Inc.	297,550
2,900	Merrill Lynch & Co., Inc.	197,744
5,050	The Charles Schwab Corp.	143,294

		705,000

Semiconductors – 9.2%
5,600	Advanced Micro Devices, Inc.*	77,350
600	Altera Corp.*	15,788
2,400	Analog Devices, Inc.*	122,850
2,000	Applied Materials, Inc.*	76,375
1,800	Applied Micro Circuits Corp.*	135,084
700	Broadcom Corp.*	59,150
1,400	Cree, Inc.*	49,744
1,000	Integrated Device Technology, Inc.*	33,125
29,900	Intel Corp.	904,475
800	KLA-Tencor Corp.*	26,950
900	Linear Technology Corp.	41,625
1,900	Maxim Integrated Products, Inc.*	90,844
3,100	Micron Technology, Inc.*	110,050
900	PMC-Sierra, Inc.*	70,762
400	QLogic Corp.*	30,800
1,000	Rambus, Inc.*	36,125
500	RF Micro Devices, Inc.*	13,719
800	SDL, Inc.*	118,550
1,600	Silicon Storage Technology, Inc.*	18,900
5,400	Texas Instruments, Inc.	255,825
700	Vitesse Semiconductor Corp.*	38,719
1,300	Xilinx, Inc.*	59,962

		2,386,772

Specialty Retail – 1.8%
2,000	CVS Corp.	119,875
5,900	The Home Depot, Inc.	269,556
2,100	Tiffany & Co.	66,412
700	Zale Corp.*	20,344

		476,187

Shares	Description	Value

Common Stocks – (continued)

Telephone – 0.8%
2,400	BCE, Inc.	$ 69,450
1,500	Qwest Communications International, Inc.*	61,500
700	SBC Communications, Inc.	33,425
2,186	WorldCom, Inc.	30,604
900	XO Communications, Inc.*	16,031

		211,010

Truck Freight – 0.2%
1,000	United Parcel Service, Inc.	58,813

Wireless – 1.3%
600	Aether Systems, Inc.*	23,475
7,800	AT&T Wireless Group*	135,037
1,400	Telephone & Data Systems, Inc.	126,000
1,000	United States Cellular Corp.*	60,250

		344,762

TOTAL COMMON STOCKS
(Cost $28,261,773)		$24,923,143

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.1%

Joint Repurchase Agreement Account ∧
$800,000	6.48%	01/02/2001	$ 800,000

TOTAL REPURCHASE AGREEMENT
(Cost $800,000)			$ 800,000

TOTAL INVESTMENTS
(Cost $29,061,773)			$25,723,143

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 102.3%

Airlines – 0.5%
200	AMR Corp.	$ 7,838
200	Delta Air Lines, Inc.	10,037

		17,875

Alcohol – 0.7%
100	Adolph Coors Co. Class B	8,031
200	Anheuser-Busch Cos., Inc.	9,100
100	Brown-Forman Corp. Class B	6,650

		23,781

Apparel – 0.1%
100	Liz Claiborne, Inc.	4,163

Banks – 13.8%%
1,100	Bank of America Corp.	50,462
300	Bank One Corp.	10,987
2,933	Citigroup, Inc.	149,766
400	Comerica, Inc.	23,750
300	Firstar Corp.	6,975
1,100	FleetBoston Financial Corp.	41,319
100	J.P. Morgan & Co., Inc.	16,550
100	Mellon Financial Corp.	4,919
300	PNC Financial Services Group	21,919
200	Popular, Inc.	5,263
100	Silicon Valley Bancshares*	3,456
400	SunTrust Banks, Inc.	25,200
300	The Bank of New York Co., Inc.	16,556
550	The Chase Manhattan Corp.	24,991
300	UnionBanCal Corp.	7,219
1,200	Wells Fargo & Co.	66,825

		476,157

Chemicals – 3.9%%
300	Air Products & Chemicals, Inc.	12,300
200	Cytec Industries, Inc.*	7,987
333	E.I. du Pont de Nemours & Co.	16,088
100	FMC Corp.*	7,169
300	Minnesota Mining & Manufacturing Co.	36,150
400	Praxair, Inc.	17,750
200	Sherwin-Williams Co.	5,263
900	The Dow Chemical Co.	32,962

		135,669

Clothing – 0.6%
100	Abercrombie & Fitch Co.*	2,000
210	Intimate Brands, Inc.	3,150
200	The Limited, Inc.	3,412
300	The Neiman Marcus Group, Inc.*	10,669

		19,231

Computer Hardware – 1.0%
100	3Com Corp.	850
200	Apple Computer, Inc.*	2,975
200	Compaq Computer Corp.	3,010
600	Hewlett-Packard Co.	18,938

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – (continued)
100	Network Appliance, Inc.*	$ 6,423
100	Tech Data Corp.*	2,705

		34,901

Computer Software – 0.3%
100	NCR Corp.*	4,912
100	Sabre Holdings Corp.	4,313
100	Sybase, Inc.*	1,981

		11,206

Construction – 0.7%
100	Centex Corp.	3,756
200	Lennar Corp.	7,250
200	Pulte Corp.	8,438
100	Quanta Services, Inc.*	3,219

		22,663

Defense/Aerospace – 2.4%
300	Honeywell International, Inc.	14,194
300	Northrop Grumman Corp.	24,900
100	The B.F. Goodrich Co.	3,637
600	The Boeing Co.	39,600

		82,331

Department Stores – 1.4%
100	Kohl’s Corp.*	6,100
1,100	Sears, Roebuck & Co.	38,225
100	Target Corp.	3,225

		47,550

Drugs – 4.4%
200	Allergan, Inc.	19,362
200	Alpharma, Inc.	8,775
100	AmeriSource Health Corp.*	5,050
100	Bristol-Myers Squibb Co.	7,394
200	Cardinal Health, Inc.	19,925
100	Chiron Corp.*	4,450
100	Forest Laboratories, Inc.*	13,288
200	IVAX Corp.*	7,660
700	Merck & Co., Inc.	65,537

		151,441

Electrical Equipment – 0.7%
100	AVX Corp.	1,638
100	Corning, Inc.	5,281
100	JDS Uniphase Corp.*	4,169
200	KEMET Corp.*	3,025
100	Level 3 Communications, Inc.*	3,281
100	Motorola, Inc.	2,025
250	Vishay Intertechnology, Inc.*	3,781

		23,200

Electrical Utilities – 5.0%
200	Calpine Corp.*	9,013
200	Consolidated Edison, Inc.	7,700

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
400	Constellation Energy Group	$ 18,025
74	Dominion Resources, Inc.	4,958
300	Dynegy, Inc.	16,819
500	Energy East Corp.	9,844
900	Entergy Corp.	38,081
225	Exelon Corp.	15,797
200	FPL Group, Inc.	14,350
300	PPL Corp.	13,556
400	Public Service Enterprise	19,450
100	TXU Corp.	4,431

		172,024

Energy Resources – 8.8%
200	Amerada Hess Corp.	14,612
300	Apache Corp.	21,019
400	Chevron Corp.	33,775
1,824	Exxon Mobil Corp.	158,574
500	Kerr-McGee Corp.	33,469
400	Murphy Oil Corp.	24,175
600	Occidental Petroleum Corp.	14,550
100	Phillips Petroleum Co.	5,687

		305,861

Entertainment – 1.4%
1,700	The Walt Disney Co.	49,194

Environmental Services – 0.1%
200	Republic Services, Inc. *	3,438

Equity REIT – 1.0%
600	Equity Office Properties Trust	19,575
300	Equity Residential Properties Trust	16,594

		36,169

Financial Services – 3.7%
300	American Express Co.	16,481
300	Comdisco, Inc.	3,431
200	Federal Home Loan Mortgage Corp.	13,775
500	Federal National Mortgage Assoc.	43,375
200	General Electric Co.	9,588
100	Household International, Inc.	5,500
200	Marsh & McLennan Cos., Inc.	23,400
100	Metris Cos., Inc.	2,631
200	Providian Financial Corp.	11,500

		129,681

Food & Beverage – 3.7%
300	ConAgra, Inc.	7,800
900	IBP, Inc.	24,075
900	PepsiCo, Inc.	44,606
600	SYSCO Corp.	18,000
800	The Pepsi Bottling Group, Inc.	31,950

		126,431

Shares	Description	Value

Common Stocks – (continued)

Forest – 1.0%
300	Georgia-Pacific Group	$ 9,337
300	Kimberly-Clark Corp.	21,207
100	Westvaco Corp.	2,919

		33,463

Gas Utilities – 0.2%
200	KeySpan Corp.	8,475

Grocery – 0.2%
100	Safeway, Inc.*	6,250

Heavy Electrical – 1.0%
300	Emerson Electric Co.	23,644
300	Molex, Inc.	10,650

		34,294

Home Products – 2.6%
100	Alberto-Culver Co. Class B	4,281
400	Avon Products, Inc.	19,150
100	Colgate-Palmolive Co.	6,455
900	Ralston Purina Group	23,513
100	The Estee Lauder Cos., Inc.	4,381
400	The Procter & Gamble Co.	31,375

		89,155

Industrial Parts – 2.0%
100	American Standard Cos., Inc.*	4,931
200	Ingersoll-Rand Co.	8,375
100	ITT Industries, Inc.	3,875
100	Parker-Hannifin Corp.	4,413
100	Textron, Inc.	4,650
87	Tyco International Ltd.	4,829
500	United Technologies Corp.	39,312

		70,385

Industrial Services – 0.5%
100	Avis Rent A Car, Inc. *	3,256
100	Hertz Corp.	3,413
400	Robert Half International, Inc. *	10,600

		17,269

Information Services – 1.4%
100	DST Systems, Inc. *	6,700
100	Electronic Data Systems Corp.	5,775
400	First Data Corp.	21,075
200	SunGard Data Systems, Inc. *	9,425
200	TeleTech Holdings, Inc. *	3,675
100	West TeleServices Corp. *	2,813

		49,463

Internet – 0.1%
100	Critical Path, Inc. *	3,075
100	Internet Capital Group, Inc. *	328

		3,403

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Leisure – 0.8%
500	Brunswick Corp.	$ 8,219
500	Eastman Kodak Co.	19,687

		27,906

Life Insurance – 3.0%
300	American General Corp.	24,450
300	Cigna Corp.	39,690
300	The MONY Group, Inc.	14,831
400	UnitedHealth Group, Inc. *	24,550

		103,521

Media – 1.2%
200	Cox Communications, Inc. *	9,312
100	Fox Entertainment Group, Inc. *	1,788
100	General Motors Corp. Class H *	2,300
800	Infinity Broadcasting Corp. *	22,350
100	Time Warner, Inc.	5,224
100	USA Networks, Inc. *	1,944

		42,918

Medical Products – 3.5%
500	Abbott Laboratories	24,219
100	Baxter International, Inc.	8,831
100	DENTSPLY International, Inc.	3,912
800	Johnson & Johnson	84,050

		121,012

Medical Providers – 0.7%
200	HCA-The Healthcare Corp.	8,802
100	PacifiCare Health Systems, Inc. *	1,500
100	Quest Diagnostics, Inc. *	14,200

		24,502

Mining – 0.6%
300	Alcan Aluminium Ltd.	10,256
312	Alcoa, Inc.	10,452

		20,708

Motor Vehicle – 2.1%
409	Delphi Automotive Systems Corp.	4,601
1,223	Ford Motor Co.	28,664
700	General Motors Corp.	35,656
100	Johnson Controls, Inc.	5,200

		74,121

Oil Refining – 1.6%
792	Conoco, Inc. Class B	22,918
300	Texaco, Inc.	18,638
500	USX-Marathon Group	13,875

		55,431

Oil Services – 0.1%
100	Noble Drilling Corp.*	4,344

Shares	Description	Value

Common Stocks – (continued)

Property Insurance – 6.6%
800	Allstate Corp.	$ 34,850
900	American International Group, Inc.	88,706
300	Loews Corp.	31,069
300	MGIC Investment Corp.	20,231
200	Old Republic International Corp.	6,400
300	The Hartford Financial Services Group, Inc.	21,188
300	The PMI Group, Inc.	20,306
100	The St. Paul Cos., Inc.	5,431

		228,181

Publishing – 1.1%
200	Dow Jones & Co., Inc.	11,325
100	Harcourt General, Inc.	5,720
100	Knight-Ridder, Inc.	5,688
400	The New York Times Co.	16,025

		38,758

Railroads – 0.9%
600	Burlington Northern Santa Fe Corp.	16,987
500	Canadian National Railway Co.	14,844

		31,831

Restaurants – 0.9%
300	Brinker International, Inc.*	12,675
300	Darden Restaurants, Inc.	6,863
200	Tricon Global Restaurants, Inc.*	6,600
200	Wendy’s International, Inc.	5,250

		31,388

Security/Asset Management – 3.7%
400	A.G. Edwards, Inc.	18,975
500	Lehman Brothers Holdings, Inc.	33,812
400	Merrill Lynch & Co., Inc.	27,275
600	Morgan Stanley Dean Witter & Co.	47,550

		127,612

Semiconductors – 0.3%
200	Advanced Micro Devices, Inc.*	2,763
100	Arrow Electronics, Inc.*	2,862
200	National Semiconductor Corp.*	4,025

		9,650

Specialty Retail – 0.4%
200	Tiffany & Co.	6,325
200	Zale Corp.*	5,813

		12,138

Telephone – 9.2%
2,335	AT&T Corp.	40,425
800	AT&T Corp.-Liberty Media Corp.*	10,850
1,000	BCE, Inc.	28,937
1,300	BellSouth Corp.	53,219
200	Qwest Communications International, Inc.*	8,200

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
1,921	SBC Communications, Inc.	$ 91,728
200	Sprint Corp.	4,062
1,454	Verizon Communications	72,882
350	WorldCom, Inc.	4,900
100	XO Communications, Inc.*	1,781

		316,984

Thrifts – 1.1%
400	Golden West Financial Corp.	27,000
200	Washington Mutual, Inc.	10,613

		37,613

Tobacco – 1.3%
700	Philip Morris Cos., Inc.	30,800
300	R.J. Reynolds Tobacco Holdings, Inc.	14,625

		45,425

Wireless – 0.0%
100	AT&T Wireless Group*	1,731

TOTAL COMMON STOCKS
(Cost $3,285,056)		$ 3,540,897

TOTAL INVESTMENTS
(Cost $3,285,056)		$ 3,540,897

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 95.0%

Airlines – 1.1%
5,500	America West Holdings Corp. Class B*	$ 70,469
4,900	Atlas Air, Inc.*	159,862
6,400	Frontier Airlines, Inc.*	198,000

		428,331

Alcohol – 0.3%
1,900	The Robert Mondavi Corp.*	102,838

Apparel – 0.3%
4,100	Phillips-Van Heusen Corp.	53,300
4,300	Skechers U.S.A., Inc.*	66,650

		119,950

Banks – 3.8%
2,000	Capital City Bank Group, Inc.	49,625
3,500	Corus Bankshares, Inc.	173,195
6,000	Cullen/Frost Bankers, Inc.	250,875
2,900	East West Bancorp, Inc.	72,319
1,300	First Citizens BancShares, Inc.	104,975
3,300	GBC Bancorp	126,637
1,100	Hancock Holding Co.	42,075
8,900	Imperial Bancorp	233,625
800	Investors Financial Services Corp.	68,800
1,600	Net.B@nk, Inc. *	10,500
4,100	OceanFirst Financial Corp.	100,963
2,600	Pacific Capital Bancorp	73,125
4,900	Silicon Valley Bancshares *	169,356
1,800	UMB Financial Corp.	67,275

		1,543,345

Chemicals – 2.9%
9,100	Albemarle Corp.	225,225
2,700	Aptargroup, Inc.	79,313
6,400	Arch Chemicals, Inc.	113,600
2,400	ATMI, Inc.*	46,800
2,600	Brady Corp.	87,913
2,900	Cytec Industries, Inc.*	115,819
7,300	Millennium Chemicals, Inc.	132,312
2,300	OM Group, Inc.	125,637
5,700	The Lubrizol Corp.	146,775
2,400	The Valspar Corp.	77,232
11,200	W.R. Grace & Co.*	35,700

		1,186,326

Clothing – 1.3%
1,300	Abercrombie & Fitch Co.*	26,000
1,900	AnnTaylor Stores Corp.*	47,381
3,800	Hot Topic, Inc.*	62,463
6,500	Stein Mart, Inc.*	75,562
5,600	The Neiman Marcus Group, Inc.*	199,150
8,000	Venator Group, Inc.*	124,000

		534,556

Computer Hardware – 2.2%
4,000	Advanced Digital Information Corp.*	92,000
1,200	Black Box Corp.*	57,975

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – (continued)
1,000	Cylink Corp.*	$ 2,156
800	Globix Corp.*	2,200
1,600	Identix, Inc.*	12,560
7,400	Imation Corp.*	114,700
4,000	InFocus Corp.*	59,000
4,400	Maxtor Corp.*	24,613
5,500	Mentor Graphics Corp.*	150,906
2,400	Mercury Computer Systems, Inc.*	111,450
1,900	MIPS Technologies, Inc.*	50,706
900	Osicom Technologies, Inc.	14,456
4,100	Quantum Corp.—Hard Disk Drive*	32,800
1,600	RadiSys Corp.*	41,400
700	SCM Microsystems, Inc.*	23,100
1,400	Secure Computing Corp.*	13,825
500	Sun Microsystems, Inc.*	13,938
2,100	Zebra Technologies Corp.*	85,673

		903,458

Computer Software – 4.4%
2,500	Actuate Corp.*	47,812
1,100	Adept Technology, Inc.*	15,950
1,400	Advent Software, Inc.*	56,087
1,000	Allaire Corp.*	5,031
1,500	Aspen Technology, Inc.*	49,875
8,800	Avant! Corp.*	161,150
3,653	Avocent Corp.*	98,631
300	Bluestone Software, Inc.*	4,538
3,100	CACI International, Inc.*	71,348
1,900	Cerner Corp.*	87,875
700	Click2learn.com, Inc.*	6,825
700	Convera Corp.*	12,425
1,800	Documentum, Inc.*	89,437
1,600	Exchange Applications, Inc.*	1,950
3,200	FileNET Corp.*	87,200
1,900	HNC Software, Inc.	56,406
3,300	IMR Global Corp.*	17,738
2,200	Informatica Corp.*	87,037
1,100	Information Architects Corp.*	1,994
2,500	Intergraph Corp.*	15,000
3,000	JDA Software Group, Inc.*	39,188
300	Manhattan Associates, Inc.*	12,788
1,400	Manugistics Group, Inc.*	79,800
2,000	NetIQ Corp.*	174,750
1,500	NetZero, Inc.*	1,313
2,200	New Era of Networks, Inc.*	12,925
3,500	Predictive Systems, Inc.*	25,047
2,400	Progress Software Corp.*	34,650
2,800	Puma Technology, Inc.*	11,638
3,200	Radiant Systems, Inc.*	65,600
2,161	Retek, Inc.*	52,674
1,300	SERENA Software, Inc.*	44,505
750	Symantec Corp.*	25,031
3,600	THQ, Inc.*	87,750
3,600	Unigraphics Solutions, Inc.*	58,725
1,500	Verity, Inc.*	36,094
600	WatchGuard Technologies, Inc.*	18,975

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Computer Software – (continued)
1,500	WebTrends Corp.*	$ 43,406
400	ZixIt Corp.*	3,500

		1,802,668

Construction – 3.8%
5,400	Centex Corp.	202,837
2,943	D.R. Horton, Inc.	71,920
2,800	Del Webb Corp.*	81,900
5,700	EMCOR Group, Inc.*	145,350
2,800	Foster Wheeler Corp.	14,700
2,700	Kaufman & Broad Home Corp.	90,956
5,900	Lennar Corp.	213,875
2,000	LNR Property Corp.	44,000
4,500	M.D.C. Holdings, Inc.	148,275
2,200	NCI Building Systems, Inc.*	41,388
1,900	NVR, Inc.*	234,840
2,400	Pulte Corp.	101,250
2,400	Standard Pacific Corp.	56,100
2,700	The Ryland Group, Inc.	110,025

		1,557,416

Consumer Durables – 1.1%
4,900	Interface, Inc.	42,569
2,300	Salton, Inc.	47,581
6,300	Springs Industries, Inc.	204,356
4,600	The Toro Co.	168,763

		463,269

Defense/Aerospace – 1.3%
3,500	Kaman Corp.	59,062
2,500	Moog, Inc.*	72,500
5,100	Precision Castparts Corp.	214,519
5,000	Stewart & Stevenson Services, Inc.	113,516
2,400	Teledyne Technologies, Inc.*	56,700

		516,297

Drugs – 6.6%
1,200	Albany Molecular Research, Inc.*	73,950
2,400	Allscripts, Inc.*	22,425
4,100	Alpharma, Inc.	179,887
4,900	AmeriSource Health Corp.*	247,450
2,300	Aurora Biosciences Corp.*	72,306
9,700	Bergen Brunswig Corp.	153,551
4,533	Bindley Western Industries, Inc.	188,403
6,900	Cell Genesys, Inc.*	157,406
1,800	CuraGen Corp.*	49,162
1	Elan Corp. PLC ADR*	47
700	Enzo Biochem, Inc.*	17,413
1,400	Enzon, Inc.*	86,887
1,900	Genome Therapeutics Corp.*	13,241
3,700	Herbalife International, Inc.	28,213
3,500	IDEXX Laboratories, Inc.*	77,000
1,800	ILEX Oncology, Inc.*	47,363
1,700	ImmunoGen, Inc.*	36,444
1,500	Intermune Pharmaceuticals, Inc.*	66,937
1,200	Invitrogen Corp.*	103,650

Shares	Description	Value

Common Stocks – (continued)

Drugs – (continued)
400	Luminex Corp.*	$ 10,425
3,100	Maxim Pharmaceuticals, Inc.*	19,763
3,200	Medicis Pharmaceutical Corp.*	189,200
1,100	Myriad Genetics, Inc.*	91,025
5,300	NBTY, Inc.*	25,175
1,200	Neose Technologies, Inc.*	39,600
2,000	Noven Pharmaceuticals, Inc.*	74,750
7,500	Perrigo Co.*	62,109
3,600	Pharmacopeia, Inc.*	78,525
2,600	PRAECIS Pharmaceuticals, Inc.*	76,050
2,372	Priority Healthcare Corp. Class B*	96,807
1,900	SuperGen, Inc.*	26,363
3,000	Syncor International Corp.*	109,125
2,800	Tularik, Inc.*	82,425
3,300	Vical , Inc.*	61,050

		2,664,127

Electrical Equipment – 4.7%
3,200	Aeroflex, Inc.*	92,250
1,400	Anaren Microwave, Inc.*	94,062
10,700	Anixter International, Inc.*	231,387
1,300	Artesyn Technologies, Inc.*	20,638
3,400	Benchmark Electronics, Inc.*	76,712
1,800	Checkpoint Systems, Inc.*	13,388
4,300	Coherent, Inc.*	139,750
2,700	CyberOptics Corp.	45,731
1,800	DSP Group, Inc.*	37,884
2,400	FEI Co.*	54,600
6,700	Glenayre Technologies, Inc.*	23,659
4,400	II-VI, Inc.*	66,825
2,600	InterDigital Communications Corp.*	14,056
400	Keithley Instruments, Inc.	17,225
3,200	Kent Electronics Corp.*	52,800
2,900	Littelfuse, Inc.*	83,012
2,200	LTX Corp.*	28,497
800	Molecular Devices Corp.*	54,750
1,800	Nanometrics, Inc.*	24,863
2,300	Natural MicroSystems Corp.*	22,713
1,300	Netro Corp.*	9,019
1,600	Network Equipment Technologies, Inc.*	10,300
900	PC-Tel, Inc.*	9,675
1,700	Photon Dynamics, Inc.*	38,250
7,100	Pioneer-Standard Electronics, Inc.	78,100
2,600	Plexus Corp.*	79,016
2,800	Primex Technologies, Inc.	89,250
3,100	Robotic Vision Systems, Inc.*	8,525
1,500	Rogers Corp.*	61,594
5,400	Sensormatic Electronics Corp.*	108,337
1,400	Technitrol, Inc.	57,575
1,400	Three-Five Systems, Inc.	25,200
1,700	Tollgrade Communications, Inc.*	62,050
1,200	Trimble Navigation Ltd.*	28,800
1,500	Vicor Corp.*	45,563
5,400	World Access, Inc.*	12,994

		1,919,050

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 2.4%
5,200	El Paso Electric Co.*	$ 68,640
10,900	Public Service Co. of New Mexico	292,256
11,600	RGS Energy Group, Inc.	376,275
5,000	UIL Holdings Corp.	248,750

		985,921

Energy Resources – 2.1%
2,800	Basin Exploration, Inc.*	71,400
5,900	Cross Timbers Oil Co.	163,725
2,300	Mitchell Energy & Development Corp.	140,875
5,400	Patina Oil & Gas Corp.	129,600
1,500	Prima Energy Corp.*	52,500
4,300	Tom Brown, Inc.*	141,362
6,600	Vintage Petroleum, Inc.	141,900

		841,362

Entertainment – 0.1%
7,000	Handleman Co.*	52,500

Equity REIT – 5.4%
3,100	Alexandria Real Estate Equities, Inc.	115,281
12,900	Amli Residential Properties Trust	318,469
5,500	Camden Property Trust	184,250
8,600	CBL & Associates Properties, Inc.	217,687
4,400	Cousins Properties, Inc.	122,925
3,300	EastGroup Properties, Inc.	73,837
4,100	First Industrial Realty Trust, Inc.	139,400
8,100	Healthcare Realty Trust, Inc.	172,125
4,000	Kilroy Realty Corp.	114,250
4,800	Mid-America Apartment Communities, Inc.	108,300
4,100	Prime Group Realty Trust	58,938
6,200	PS Business Parks, Inc.	172,360
5,900	Regency Realty Corp.	139,756
4,800	Shurgard Storage Centers, Inc.	117,300
3,100	Summit Properties, Inc.	80,600
3,000	Tanger Factory Outlet Centers, Inc.	68,438

		2,203,916

Financial Services – 1.7%
4,900	Advanta Corp.	43,181
5,800	AmeriCredit Corp.*	158,050
3,200	Credit Acceptance Corp.*	19,200
7,800	Insignia Financial Group, Inc.*	92,625
4,050	Metris Cos., Inc.	106,566
4,500	National Processing, Inc.*	76,500
800	NextCard, Inc.*	6,400
9,700	Security Capital Group, Inc. Class B*	194,606

		697,128

Food & Beverage – 2.3%
3,600	Agribrands International, Inc.*	192,600
5,100	Corn Products International, Inc.	148,219
4,600	Fleming Cos., Inc.	54,337
2,100	Michael Foods, Inc.	63,262
1,400	Performance Food Group Co.*	71,772
4,300	Pilgrim’s Pride Corp.	33,594

Shares	Description	Value

Common Stocks – (continued)

Food & Beverage – (continued)
3,300	Sensient Technologies Corp.*	$ 75,075
3,100	Smithfield Foods, Inc.*	94,240
4,100	Suiza Foods Corp.*	196,800

		929,899

Forest – 1.2%
1,800	Greif Bros. Corp.	51,300
11,100	Louisiana-Pacific Corp.	112,388
4,400	Pope & Talbot, Inc.	73,975
6,700	Schweitzer-Mauduit International, Inc.	128,305
4,100	United Stationers, Inc.*	98,400

		464,368

Gas Utilities – 2.1%
4,000	Cascade Natural Gas Corp.	75,250
4,400	Northwest Natural Gas Co.	116,600
5,400	Oneok, Inc.	259,875
6,300	Peoples Energy Corp.	281,925
3,200	South Jersey Industries, Inc.	95,200
1,200	WGL Holdings, Inc.	36,525

		865,375

Grocery – 0.3%
3,500	The Great Atlantic & Pacific Tea Co., Inc.	24,500
1,700	Whole Foods Market, Inc.*	103,913

		128,413

Heavy Electrical – 1.0%
3,700	A.O. Smith Corp.	63,131
2,000	C&D Technologies, Inc.	86,375
5,400	Cable Design Technologies Corp.*	90,788
3,900	Cummins Engine Co., Inc.	147,956
3,000	International FiberCom, Inc.*	14,813

		403,063

Heavy Machinery – 0.7%
7,000	JLG Industries, Inc.	74,375
4,400	Terex Corp.*	71,225
4,800	Trinity Industries, Inc.	120,000

		265,600

Home Products – 0.5%
4,300	Alberto-Culver Co. Class B	184,094
3,800	Zomax, Inc.*	17,337

		201,431

Hotels – 1.1%
1,600	Anchor Gaming*	62,400
3,400	Argosy Gaming Co.*	65,238
7,600	Aztar Corp.*	98,325
3,500	GTECH Holdings Corp.*	71,969
6,600	MeriStar Hospitality Corp.	129,937

		427,869

Industrial Parts – 2.9%
6,200	Hughes Supply, Inc.	111,228

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – (continued)
5,800	Applied Industrial Technologies, Inc.	$ 119,262
2,800	Briggs & Stratton Corp.	124,250
1,800	Brooks Automation, Inc.*	50,513
3,900	CompX International, Inc.	34,856
1,600	Cymer, Inc.*	41,175
5,200	ESCO Technologies, Inc.*	107,575
6,300	Lennox International, Inc.	48,825
5,400	Mattson Technology, Inc.*	55,688
5,000	Nordson Corp.	127,500
800	SPS Technologies, Inc.*	43,850
1,300	Tecumseh Products Co.	54,519
800	The Shaw Group, Inc.*	40,000
6,100	The Timken Co.	92,262
2,600	Watts Industries, Inc.	36,075
3,100	York International Corp.	95,131

		1,182,709

Industrial Services – 1.7%
1,700	Avis Rent A Car, Inc.*	55,356
5,300	Dollar Thrifty Automotive Group, Inc.*	99,375
800	Frontline Capital Group*	10,638
2,900	Heidrick & Struggles International, Inc.*	121,981
1,300	Learning Tree International, Inc.*	64,350
2,800	Midas, Inc.	33,425
5,900	Rent-A-Center, Inc.*	203,550
3,400	Rent-Way, Inc.*	15,088
4,700	Rollins Truck Leasing Corp.	37,600
3,000	United Rentals, Inc.*	40,312

		681,675

Information Services – 3.3%
3,700	ACNielson Corp.*	134,125
4,400	ADVO, Inc.*	195,250
900	Analysts International Corp.	3,431
2,850	BARRA, Inc.*	134,306
1,500	Cognizant Technology Solutions Corp.*	54,469
1,200	Cyber-Care, Inc.*	2,550
2,700	Data Broadcasting Corp.*	9,450
2,400	DiamondCluster International, Inc.*	73,200
1,200	Digital Insight Corp.*	21,675
2,600	F.Y.I., Inc.*	95,875
3,200	Fair Isaac & Co., Inc.	163,200
1,500	Forrester Research, Inc.*	75,094
1,100	HotJobs.com, Ltd.*	12,581
1,500	Interliant, Inc.*	4,781
1,000	Keynote Systems, Inc.*	14,188
600	Metricom, Inc.*	6,038
300	MP3.com, Inc.*	1,078
1,100	Multex.com, Inc.*	14,575
1,600	Nanogen, Inc.*	14,400
3,000	National Data Corp.	109,875
500	Netcentives, Inc.*	1,906
3,550	Pegasus Systems, Inc.*	24,628

Shares	Description	Value

Common Stocks – (continued)

Information Services – (continued)
1,600	Pharmaceutical Product Development, Inc.*	$ 79,500
1,200	PurchasePro.com, Inc.*	21,000
4,000	Sylvan Learning Systems, Inc.*	59,250
5,800	Technology Solutions Co.	12,325
700	The TriZetto Group, Inc.*	11,681

		1,350,431

Internet – 1.3%
700	About.com, Inc.*	18,856
1,300	Ask Jeeves, Inc.*	3,169
1,500	Be Free, Inc.*	3,281
1,900	Broadbase Software, Inc.*	11,875
1,200	Clarent Corp.*	13,575
1,400	Digital Courier Technologies, Inc.*	591
2,500	Digital Island*	10,156
100	Digital River, Inc.*	238
500	Digitas, Inc.*	2,531
700	F5 Networks, Inc.*	6,650
1,200	GlobalNet Financial.com, Inc.*	1,800
1,500	GoTo.com, Inc.*	10,969
1,500	High Speed Access Corp.*	1,594
400	Hotel Reservations Network, Inc.*	11,350
700	iBasis, Inc.*	2,887
1,200	IDT Corp.*	24,450
400	Interactive Intelligence, Inc.*	9,650
1,300	Internet Pictures Corp.*	1,259
500	internet.com Corp.*	2,969
3,400	Intertrust Technologies Corp.*	11,475
1,600	Interwoven, Inc.*	105,500
800	IntraNet Solutions, Inc.*	40,800
1,600	iXl Enterprises, Inc.*	1,600
1,300	Jupiter Media Metrix, Inc.*	12,106
1,800	LookSmart, Ltd.*	4,387
1,100	Mail.com, Inc.*	791
300	MatrixOne, Inc.*	5,456
1,200	MyPoints.com, Inc.*	1,425
1,000	NBC Internet, Inc.*	3,500
1,250	Netegrity, Inc.*	67,969
700	Niku Corp.*	5,119
300	Nuance Communications, Inc.*	12,937
1,300	Open Market, Inc.*	1,422
1,000	Packeteer, Inc.*	12,375
600	Persistence Software, Inc.*	2,662
1,000	Quintus Corp.*V	1,000
1,400	Rare Medium Group, Inc.*	2,669
700	Razorfish, Inc.*	1,138
2,100	Rhythms NetConnections, Inc.*	2,362
1,200	SonicWall, Inc.*	19,500
900	SportsLine.com, Inc.*	4,781
1,300	StarMedia, Network, Inc.*	2,458
1,000	Travelocity.com, Inc.*	12,125
700	Tumbleweed Communications Corp.*	11,977
1,300	Tut Systems, Inc.*	10,725
900	Universal Access, Inc.*	7,200
1,000	Ventro Corp.*	1,000
700	VIA NET.WORKS, Inc.*	2,669

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
1,800	Viant Corp.*	$ 7,144

		514,122

Leisure – 0.9%
3,400	Concord Camera Corp.*	56,100
3,700	Dover Downs Entertainment, Inc.	41,394
2,800	Harman International Industries, Inc.	102,200
3,600	JAKKS Pacific, Inc.*	32,850
4,700	Oakley, Inc.*	63,450
2,900	SCP Pool Corp.*	87,181

		383,175

Life Insurance – 0.3%
1,200	National Western Life Insurance Co.*	123,675

Media – 1.2%
4,900	Citadel Communications Corp.*	58,800
6,300	Insight Communications, Inc.*	148,050
3,900	Media General, Inc.	141,960
3,700	The Liberty Corp.	150,544

		499,354

Medical Products – 3.3%
4,000	Arrow International, Inc.	150,687
4,600	Bacou USA, Inc.*	119,600
3,400	Diagnostic Products Corp.	185,725
5,900	Henry Schein, Inc.	204,287
2,100	INAMED Corp.*	42,919
8,600	Owens & Minor, Inc.	152,650
3,200	PolyMedica Corp.*	106,800
4,100	Respironics, Inc.*	116,850
2,500	The Cooper Cos., Inc.	99,688
1,400	Varian Medical Systems, Inc.*	95,113
2,100	Zoll Medical Corp.*	73,631

		1,347,950

Medical Providers – 3.4%
1,100	Accredo Health, Inc*	55,206
4,100	AmeriPath, Inc.*	102,500
5,100	Apria Healthcare Group, Inc.*	151,725
4,100	DaVita, Inc.*	70,213
10,200	Health Net, Inc.*	267,112
1,200	Laboratory Corp. of America Holdings	211,200
10,200	Omnicare, Inc.	220,575
2,400	Province Healthcare Co.*	94,500
5,700	Triad Hospitals, Inc.*	185,606

		1,358,637

Mining – 2.3%
7,800	AK Steel Holding Corp.	68,250
4,100	Ball Corp.	188,856
5,700	Centex Construction Products, Inc.	155,681
4,700	Commercial Metals Co.	104,575
3,400	Mueller Industries, Inc.*	91,163
3,900	Quanex Corp.	78,488
3,500	Reliance Steel & Aluminum Corp.	86,625

Shares	Description	Value

Common Stocks – (continued)

Mining – (continued)
5,700	RTI International Metals, Inc.*	$ 81,581
2,000	Texas Industries, Inc.	60,000
6,000	USEC, Inc.	25,875

		941,094

Motor Vehicle – 1.1%
2,704	Dura Automotive Systems, Inc.*	14,196
6,800	Lear Corp.*	168,725
2,100	Oshkosh Truck Corp.	92,400
3,100	Superior Industries International, Inc.	97,844
2,400	Tower Automotive, Inc.*	21,600
3,200	Winnebago Industries, Inc.	56,200

		450,965

Oil Refining – 0.5%
3,800	Tesoro Petroleum Corp.*	44,175
4,800	Western Gas Resources, Inc.	161,700

		205,875

Oil Services – 1.1%
2,300	Atwood Oceanics, Inc.*	100,763
6,000	Parker Drilling Co.*	30,375
2,900	Patterson Energy, Inc.*	108,025
5,500	Seitel, Inc.*	101,406
2,800	UTI Energy Corp.*	92,050

		432,619

Property Insurance – 2.3%
5,600	Fidelity National Financial, Inc.	206,850
3,900	First American Financial Corp.	128,213
5,500	LandAmerica Financial Group, Inc.	222,406
1,400	PMA Capital Corp.	24,150
1,900	RLI Corp.	84,906
5,600	The Commerce Group, Inc.	152,208
3,500	The Midland Co.	97,125

		915,858

Publishing – 1.5%
2,000	Banta Corp.	50,840
2,100	Information Holdings, Inc.*	49,219
1,500	Martha Stewart Living Omnimedia, Inc.*	30,094
4,200	Paxar Corp.*	42,788
2,500	Penton Media, Inc.	67,187
3,300	Pulitzer, Inc.	154,605
3,200	The McClatchy Co.	136,400
4,700	The Standard Register Co.	66,975

		598,108

Restaurants – 1.0%
5,200	CBRL Group, Inc.	94,575
1,900	CEC Entertainment, Inc.*	64,837
4,400	Landry’s Seafood Restaurants, Inc.	43,725
5,100	RARE Hospitality International, Inc.*	113,794
5,200	Ruby Tuesday, Inc.	79,300

		396,231

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – 2.4%
3,000	Affiliated Managers Group, Inc.*	$ 164,625
4,000	BlackRock, Inc.*	168,000
900	Donaldson, Lufkin & Jenrette, Inc.- DLJdirect	3,375
600	eSPEED, Inc.*	9,412
5,700	Jefferies Group, Inc.	178,125
4,200	Raymond James Financial, Inc.	146,475
1,961	Southwest Securities Group, Inc.	50,741
4,200	The John Nuveen Co.	241,500

		962,253

Semiconductors – 2.4%
2,400	Actel Corp.*	58,050
3,000	Alliance Semiconductor Corp.*	33,938
2,000	ANADIGICS, Inc.*	32,750
3,100	Asyst Technologies, Inc.*	41,656
4,200	Cirrus Logic, Inc.*	78,750
1,600	Elantec Semiconductor, Inc.*	44,400
2,400	Electro Scientific Industries, Inc.*	67,200
6,500	ESS Technology, Inc.*	33,313
2,800	Exar Corp.*	86,756
2,000	General Semiconductor, Inc.*	12,500
3,000	Integrated Silicon Solution, Inc.*	43,125
4,900	Kulicke & Soffa Industries, Inc.*	55,125
4,400	Rainbow Technologies, Inc.*	69,575
3,050	REMEC, Inc.*	29,356
5,900	Silicon Valley Group, Inc.*	169,625
4,100	Standard Microsystems Corp.*	83,025
1,300	Varian Semiconductor Equipment Associates	30,875

		970,019

Specialty Retail – 2.2%
3,100	Bandag, Inc.	125,744
3,100	Barnes & Noble, Inc.*	82,150
7,100	Borders Group, Inc.*	82,981
3,300	Caremark Rx, Inc.*	44,756
1,700	Coldwater Creek, Inc.*	52,806
2,300	eToys, Inc.*	431
4,300	Genesco, Inc.*	105,081
1,600	Hollywood Entertainment Corp.*	1,700
2,600	Insight Enterprises, Inc.*	46,637
4,100	InterTAN, Inc.*	47,662
3,500	Michaels Stores, Inc.*	92,750
5,600	OfficeMax, Inc.*	16,100
5,500	Spiegel, Inc.	23,719
1,300	Stamps.com, Inc.*	3,616
3,700	Systemax, Inc.*	4,625
1,800	Ultimate Electronics, Inc.*	39,488
1,900	ValueVision International, Inc.*	23,988
3,500	Zale Corp.*	101,719

		895,953

Telephone – 0.8%
2,300	Commonwealth Telephone Enterprises, Inc.*	80,500
2,300	e.spire Communications, Inc.*	1,150
2,100	Electric Lightwave, Inc.*	6,956
4,700	Illuminet Holdings, Inc.*	107,806

Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
3,900	ITC∧DeltaCom, Inc.*	$ 21,024
800	Net2Phone, Inc.*	5,900
3,200	NTELOS, Inc.*	56,400
3,700	Pac-West Telecomm, Inc.*	12,719
2,300	TALK.com, Inc.*	3,306
2,700	U.S. LEC Corp.	12,994

		308,755

Thrifts – 3.0%
5,900	Astoria Financial Corp.	320,443
3,700	Bank United Corp.	252,294
3,600	Bay View Capital Corp.	22,500
5,300	Capitol Federal Financial	88,775
8,200	Downey Financial Corp.	451,000
4,600	Staten Island Bancorp, Inc.	98,325

		1,233,337

Tobacco – 0.3%
3,800	Universal Corp.	133,000

Truck Freight – 0.9%
3,400	Overseas Shipholding Group	77,987
3,400	Roadway Express, Inc.	72,038
3,000	USFreightways Corp.	90,234
6,300	Yellow Corp.*	128,264

		368,523

Wireless – 0.2%
4,300	Audiovox Corp.*	38,700
2,100	Leap Wireless International, Inc.*	52,500

		91,200

TOTAL COMMON STOCKS
(Cost $37,849,340)		$38,553,994

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.0%

Joint Repurchase Agreement Account ∧
$1,200,000	6.48%	01/02/2001	$ 1,200,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,200,000)			$ 1,200,000

TOTAL INVESTMENTS
(Cost $39,049,340)			$39,753,994

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.
V	Fair valued security as of December 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 98.2%

Banks – 5.7%
2,500	Bank of America Corp.	$ 114,687
7,833	Citigroup, Inc.	399,973
1,700	State Street Corp.	211,157
1,000	The Bank of New York Co., Inc.	55,188
3,000	Wells Fargo & Co.	167,062

		948,067

Chemicals – 1.8%
2,567	E.I. du Pont de Nemours & Co.	124,018
900	Minnesota Mining & Manufacturing Co.	108,450
1,700	The Dow Chemical Co.	62,263

		294,731

Computer Hardware – 6.5%
12,100	Cisco Systems, Inc.*	462,825
4,100	Dell Computer Corp.*	71,494
4,400	EMC Corp.*	292,600
1,700	Hewlett-Packard Co.	53,656
7,400	Sun Microsystems, Inc.*	206,275

		1,086,850

Computer Software – 6.1%
550	CheckFree Corp.*	23,684
1,800	International Business Machines, Inc.	153,000
10,500	Microsoft Corp.*	455,437
9,200	Oracle Corp.*	267,375
1,700	Sabre Holdings Corp.	73,313
600	VERITAS Software Corp.*	52,500

		1,025,309

Defense/Aerospace – 0.9%
2,400	Honeywell International, Inc.	113,550
600	The Boeing Co.	39,600

		153,150

Department Stores – 2.6%
8,200	Wal-Mart Stores, Inc.	435,625

Drugs – 10.9%
2,500	American Home Products Corp.	158,875
1,700	Amgen, Inc.*	108,694
5,800	Bristol-Myers Squibb Co.	428,837
2,100	Eli Lilly & Co.	195,431
2,600	Merck & Co., Inc.	243,425
11,375	Pfizer, Inc.	523,250
3,100	Schering-Plough Corp.	175,925

		1,834,437

Electrical Equipment – 3.0%
700	American Tower Corp.*	26,513
2,100	Corning, Inc.	110,906
1,474	JDS Uniphase Corp.*	61,448
2,361	Motorola, Inc.	47,810

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
4,500	Nortel Networks Corp.	$ 144,281
1,280	QUALCOMM, Inc.*	105,200

		496,158

Electrical Utilities – 1.4%
300	Duke Energy Corp.	25,575
3,400	The AES Corp.*	188,275
700	The Southern Co.	23,275

		237,125

Energy Resources – 5.3%
800	Chevron Corp.	67,550
700	Enron Corp.	58,188
5,692	Exxon Mobil Corp.	494,848
4,100	Royal Dutch Petroleum Co. ADR	248,306
300	Unocal Corp.	11,606

		880,498

Entertainment – 1.1%
1,500	The Walt Disney Co.	43,406
3,078	Viacom, Inc. Class B*	143,897

		187,303

Environmental Services – 0.1%
700	Waste Management, Inc.	19,425

Financial Services – 9.6%
4,300	Federal Home Loan Mortgage Corp.	296,162
3,500	Federal National Mortgage Assoc.	303,625
15,400	General Electric Co.	738,237
6,600	MBNA Corp.	243,788
500	Stilwell Financial, Inc.	19,719

		1,601,531

Food & Beverage – 3.3%
4,400	PepsiCo, Inc.	218,075
3,700	The Coca-Cola Co.	225,469
1,200	Wm. Wrigley Jr. Co.	114,975

		558,519

Forest – 0.5%
800	International Paper Co.	32,650
400	Kimberly-Clark Corp.	28,276
500	Weyerhaeuser Co.	25,375

		86,301

Heavy Electrical – 0.1%
200	Emerson Electric Co.	15,763

Home Products – 3.5%
2,200	Avon Products, Inc.	105,325
3,800	Colgate-Palmolive Co.	245,290
3,900	Energizer Holdings, Inc.*	83,363
800	The Gillette Co.	28,900
1,600	The Procter & Gamble Co.	125,500

		588,378

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments (continued)
December 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Hotels – 2.2%
5,600	Harrah’s Entertainment, Inc.*	$ 147,700
3,000	Marriott International, Inc.	126,750
2,800	Starwood Hotels & Resorts Worldwide, Inc.	98,700

		373,150

Industrial Parts – 0.8%
1,700	Tyco International Ltd.	94,350
400	United Technologies Corp.	31,450

		125,800

Information Services – 1.2%
4,200	Cendant Corp.*	40,425
2,100	First Data Corp.	110,644
1,600	Valassis Communications, Inc.*	50,500

		201,569

Internet – 1.3%
2,500	America Online, Inc.*	87,000
2,700	DoubleClick, Inc.*	29,700
450	E.piphany, Inc.*	24,272
600	S1 Corp.*	3,150
837	VeriSign, Inc.*	62,095
600	Yahoo!, Inc.	18,103

		224,320

Media – 5.1%
5,700	A.H. Belo Corp.	91,200
1,000	Automatic Data Processing, Inc.	63,312
500	Cablevision Systems Corp.*	42,469
1,452	Clear Channel Communications, Inc.*	70,331
1,000	Comcast Corp.*	41,750
1,500	EchoStar Communications Corp.*	34,125
700	Gannett Co., Inc.	44,144
3,230	General Motors Corp. Class H*	74,290
4,100	Infinity Broadcasting Corp.*	114,544
3,900	Time Warner, Inc.	203,736
500	Tribune Co.	21,125
1,500	Univision Communications, Inc.*	61,406

		862,432

Medical Products – 1.3%
2,100	Johnson & Johnson	220,631

Mining – 0.3%
1,300	Alcoa, Inc.	43,550

Motor Vehicle – 0.5%
2,487	Ford Motor Co.	58,289
602	General Motors Corp.	30,664

		88,953

Oil Refining – 0.2%
500	Texaco, Inc.	31,063

Shares	Description	Value

Common Stocks – (continued)

Oil Services – 0.9%
1,900	Schlumberger Ltd.	$ 151,881

Other – 4.0%
5,161	SPDR Trust ADR Series 1	677,059

Property Insurance – 3.3%
3,500	AMBAC Financial Group, Inc.	204,094
3,470	American International Group, Inc.	342,012

		546,106

Publishing – 0.4%
1,700	The New York Times Co.	68,106

Restaurants – 1.0%
5,000	McDonald’s Corp.	170,000

Security/Asset Management – 1.5%
1,000	Merrill Lynch & Co., Inc.	68,187
800	Morgan Stanley Dean Witter & Co.	63,400
4,150	The Charles Schwab Corp.	117,756

		249,343

Semiconductors – 2.7%
300	Applied Materials, Inc.*	11,456
100	Broadcom Corp.*	8,450
9,700	Intel Corp.	293,425
200	PMC-Sierra, Inc.*	15,725
1,800	Texas Instruments, Inc.	85,275
1,000	Xilinx, Inc.*	46,125

		460,456

Specialty Retail – 2.5%
700	CVS Corp.	41,957
900	RadioShack Corp.	38,531
3,350	The Home Depot, Inc.	153,053
4,400	Walgreen Co.	183,975

		417,516

Telephone – 4.2%
2,659	AT&T Corp.	46,034
8,700	AT&T Corp.-Liberty Media Corp.*	117,994
5,600	SBC Communications, Inc.	267,400
1,000	Sprint Corp.	20,312
4,528	Verizon Communications	226,966
2,050	WorldCom, Inc.	28,700

		707,406

Tobacco – 1.4%
5,300	Philip Morris Cos., Inc.	233,200

Wireless – 1.0%
4,700	Crown Castle International Corp.*	127,194
2,000	Sprint Corp. (PCS Group)*	40,875

		168,069

TOTAL COMMON STOCKS
(Cost $16,822,766)		$ 16,469,780

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.6%

Joint Repurchase Agreement Account ∧
$600,000	6.48%	01/02/2001	$ 600,000

TOTAL REPURCHASE AGREEMENT
(Cost $600,000)			$ 600,000

TOTAL INVESTMENTS
(Cost $17,422,766)			$17,069,780

* Non-income producing security.
∧	Joint repurchase agreement was entered into December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 89.5%

Airlines – 0.4%
7,300	Delta Air Lines, Inc.	$ 366,369

Banks – 6.6%
38,200	AmSouth Bancorp	582,550
17,100	BancWest Corp.	446,738
20,200	Comerica, Inc.	1,199,375
47,900	SouthTrust Corp.	1,948,931
48,200	The Colonial BancGroup, Inc.	518,150
33,800	UnionBanCal Corp.	813,312
3,900	Wachovia Corp.	226,688
16,400	Wilmington Trust Corp.	1,017,825

		6,753,569

Chemicals – 3.6%
92,600	IMC Global, Inc.	1,441,087
42,900	Millennium Chemicals, Inc.	777,563
18,900	Potash Corp. of Saskatchewan, Inc.	1,480,106

		3,698,756

Clothing – 1.9%
111,400	Ross Stores, Inc.	1,879,875

Computer Hardware – 4.1%
8,500	Diebold, Inc.	283,687
84,200	Ingram Micro, Inc.*	947,250
19,600	Mentor Graphics Corp.*	537,775
41,600	Synopsys, Inc.*	1,973,400
15,800	Tech Data Corp.*	427,341

		4,169,453

Construction – 0.7%
29,733	D.R. Horton, Inc.	726,600

Consumer Durables – 2.3%
42,500	Herman Miller, Inc.	1,221,875
41,000	Sherwin-Williams Co.	1,078,812

		2,300,687

Defense/Aerospace – 1.2%
5,900	Northrop Grumman Corp.	489,700
13,100	Raytheon Co. Class B	406,919
8,700	The B.F. Goodrich Co.	316,462

		1,213,081

Department Stores – 1.0%
12,400	Federated Department Stores, Inc.*	434,000
19,000	The May Department Stores Co.	622,250

		1,056,250

Electrical Equipment – 0.8%
10,200	Eaton Corp.	766,913

Electrical Utilities – 12.4%
16,000	Allegheny Energy, Inc.	771,000
30,100	American Electric Power Co., Inc.	1,399,650
30,900	DTE Energy Co.	1,203,169
53,000	Edison International, Inc.	828,125
98,400	Energy East Corp.	1,937,250
23,800	Entergy Corp.	1,007,037

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
26,400	Exelon Corp.	$ 1,853,544
14,200	FPL Group, Inc.	1,018,850
53,200	Northeast Utilities	1,290,100
22,700	Public Service Co. of New Mexico	608,644
24,500	SCANA Corp.	724,281

		12,641,650

Energy Resources – 3.6%
9,629	Anadarko Petroleum Corp.	684,430
14,500	Burlington Resources, Inc.	732,250
100,200	Ocean Energy, Inc.*	1,740,975
22,700	Pioneer Natural Resources Co.*	446,906

		3,604,561

Environmental Services – 1.7%
101,600	Republic Services, Inc.*	1,746,250

Equity REIT – 5.4%
3,900	AvalonBay Communities, Inc.	195,488
22,200	Boston Properties, Inc.	965,700
54,600	Duke-Weeks Realty Corp.	1,344,525
11,400	Equity Residential Properties Trust	630,562
17,900	Health Care Property Investors, Inc.	534,762
52,400	Public Storage, Inc.	1,273,975
33,700	Trizec Hahn Corp.	509,713

		5,454,725

Financial Services – 0.5%
17,800	Heller Financial, Inc.	546,238

Food & Beverage – 3.7%
100,024	Archer-Daniels-Midland Co.	1,500,360
31,817	ConAgra, Inc.	827,242
13,600	Fleming Cos., Inc.	160,650
88,400	Supervalu, Inc.	1,226,550

		3,714,802

Forest – 2.1%
36,000	Georgia-Pacific Corp. (Timber Group)	1,077,750
9,200	Georgia-Pacific Group	286,350
13,800	Smurfit-Stone Container Corp.*	206,137
27,200	Sonoco Products Co.	588,200

		2,158,437

Gas Utilities – 0.2%
6,100	American Water Works Co., Inc.	179,188

Heavy Electrical – 0.3%
27,100	UCAR International, Inc.*	264,225

Heavy Machinery – 1.4%
31,800	Deere & Co.	1,456,837

Home Products – 0.3%
11,300	Fortune Brands, Inc.	339,000

Hotels – 0.8%
29,600	Harrah’s Entertainment, Inc.*	780,700

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – 2.4%
59,300	Pall Corp.	$ 1,263,831
27,100	Parker-Hannifin Corp.	1,195,788

		2,459,619

Industrial Services – 0.2%
8,400	Moody’s Corp.	215,775

Internet – 0.4%
53,500	WebMD Corp.*	424,656

Life Insurance – 0.5%
11,500	Aetna, Inc.*	472,219

Media – 1.6%
54,100	A.H. Belo Corp.	865,600
20,100	Media General, Inc.	731,640

		1,597,240

Medical Providers – 3.7%
25,900	Health Management Associates, Inc.*	537,425
33,500	Humana, Inc.*	510,875
54,700	Manor Care, Inc.*	1,128,188
36,200	Tenet Healthcare Corp.	1,608,637

		3,785,125

Mining – 1.1%
13,800	Nucor Corp.	547,688
11,000	Phelps Dodge Corp.	613,937

		1,161,625

Motor Vehicle – 2.4%
40,500	Delphi Automotive Systems Corp.	455,625
23,200	Lear Corp.*	575,650
21,300	The Goodyear Tire & Rubber Co.	489,687
82,800	Visteon Corp.	952,200

		2,473,162

Oil Refining – 1.1%
20,800	Tosco Corp.	705,900
10,900	Valero Energy Corp.	405,344

		1,111,244

Oil Services – 1.7%
14,300	Cal Dive International, Inc.*	380,737
11,800	Coflexip SA ADR	741,925
10,800	Diamond Offshore Drilling, Inc.	432,000
14,400	Stolt Offshore SA*	158,400

		1,713,062

Other – 1.2%
12,950	Mid Cap SPDR Trust ADR Series 1	1,222,156

Property Insurance – 7.6%
13,900	AMBAC Financial Group, Inc.	810,544
42,700	Aon Corp.	1,462,475
12,700	Everest Re Group, Ltd.	909,637
8,200	Loews Corp.	849,213
13,800	MBIA, Inc.	1,022,925
59,600	Old Republic International Corp.	1,907,200
9,200	XL Capital Ltd.	803,850

		7,765,844

Shares	Description	Value

Common Stocks – (continued)

Railroads – 2.4%
28,400	Burlington Northern Santa Fe Corp.	$ 804,075
25,000	CSX Corp.	648,437
21,500	Norfolk Southern Corp.	286,219
13,900	Union Pacific Corp.	705,425

		2,444,156

Restaurants – 1.3%
39,000	CBRL Group, Inc.	709,313
24,400	Outback Steakhouse, Inc.*	631,350

		1,340,663

Security/Asset Management – 1.3%
9,800	Lehman Brothers Holdings, Inc.	662,725
12,810	The Bear Stearns Cos., Inc.	649,307

		1,312,032

Semiconductors – 0.6%
25,900	MEMC Electronic Materials, Inc.*	250,906
16,800	Siliconix, Inc.*	378,000

		628,906

Specialty Retail – 0.7%
40,000	Toys “R” Us, Inc.*	667,500

Telephone – 0.7%
21,100	CenturyTel, Inc.	754,325

Thrifts – 2.2%
29,800	GreenPoint Financial Corp.	1,219,937
130,100	Sovereign Bancorp, Inc.	1,057,063

		2,277,000

Tobacco – 0.7%
23,700	UST, Inc.	665,081

Truck Freight – 0.7%
20,900	CNF Transportation, Inc.	706,681

TOTAL COMMON STOCKS
(Cost $82,479,935)		$91,016,237

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 7.3%

Joint Repurchase Agreement Account ∧
$7,400,000	6.48%	01/02/2001	$7,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,400,000)			$ 7,400,000

TOTAL INVESTMENTS
(Cost $89,879,935)			$98,416,237

* Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks — 94.0%

Australia – 2.1%
3,616	Brambles Industries Ltd. (Multi-Industrial)	$ 84,494
18,141	Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)	191,318
24,319	Tab Corp. Holdings Ltd. (Entertainment)	148,477
38,093	Woolworths Ltd. (Specialty Retail)	178,445

		602,734

Finland – 2.4%
15,009	Nokia Oyj (Telecommunications)	669,439
2,499	Sonera Oyj (Telecommunications)	45,288

		714,727

France – 10.9%
1,490	Air Liquide SA (Chemicals)	222,318
6,290	Alcatel* (Telecommunications)	357,332
5,493	Alstom (Electrical Equipment)	141,843
2,715	Aventis SA (Chemicals)	238,367
2,084	Axa (Insurance)	301,359
542	Cap Gemini SA (Business Services)	87,436
1,236	Carrefour SA (Specialty Retail)	77,644
2,342	France Telecom SA (Telecommunications)	202,211
6,717	Havas Advertising SA* (Media)	97,132
2,521	Lafarge SA (Construction)	211,393
1,350	LVMH (Louis Vuitton Moet Hennessy) (Conglomerates)	89,369
876	Suez Lyonnaise Eaux (Business Services)	159,989
3,054	Total Fina SA Class B (Energy Resources)	454,244
3,854	Vivendi Environnement* (Utilities)	168,279
4,560	Vivendi Universal ADR* (Business Services)	297,825
1,165	Vivendi Universal SA* (Business Services)	76,685

		3,183,426

Germany – 5.0%
682	Allianz AG (Insurance)	255,262
2,242	Bayerische Motoren Werke (BMW) AG (Auto)	73,473
1,182	DaimlerChrysler AG (Auto)	49,657
3,918	Deutsche Bank AG (Banks)	329,307
5,256	Deutsche Telekom AG (Telecommunications)	158,426
553	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	197,872
1,821	SAP AG (Computer Software)	256,146
1,005	Siemens AG (Electrical Equipment)	131,362

		1,451,505

Hong Kong – 2.5%
104,000	Giordano International Ltd. (Specialty Retail)	48,002
18,900	Hang Seng Bank Ltd. (Banks)	254,433

Shares	Description	Value

Common Stocks—(continued)

Hong Kong – (continued)
12,300	Hutchison Whampoa Ltd. (Multi-Industrial)	$ 153,362
80,000	Li & Fung Ltd.* (Wholesale)	145,134
18,500	Swire Pacific Ltd. (Multi-Industrial)	132,825

		733,756

Ireland – 1.1%
23,082	Bank of Ireland (Banks)	230,495
2,200	Elan Corp. PLC ADR * (Drugs)	102,988

		333,483

Italy – 3.2%
54,796	Banca Nazionale del Lavoro (Financial Services)	168,253
19,046	San Paolo-IMI SpA (Banks)	307,966
15,000	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	119,722
18,315	Telecom Italia SpA (Telecommunications)	202,590
29,000	Unicredito Italiano SpA (Banks)	151,677

		950,208

Japan – 23.5%
4,400	Aderans Co. Ltd. (Specialty Retail)	180,896
700	Advantest Corp. (Electronics Equipment)	65,518
30,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	172,673
17,000	Asahi Glass Co. Ltd. (Building Materials)	140,229
7,000	Canon, Inc. (Computer Hardware)	244,927
23,000	Chiba Bank Ltd. (Banks)	90,334
4,200	Circle K Japan Co. (Specialty Retail)	147,691
7,000	Daiwa Securities Group, Inc. (Financial Services)	73,049
1,900	FANUC Ltd. (Machinery)	129,138
6,000	Fuji Photo Film Ltd. (Leisure)	250,875
6,000	Fujitsu Ltd. (Computer Hardware)	88,383
3,000	Honda Motor Co. Ltd. (Auto)	111,791
11,000	Kao Corp. (Consumer Products)	319,454
21,000	Kirin Brewery Ltd. (Food & Beverage)	187,920
8,000	Minebea Co. (Electronics Equipment)	74,038
25,000	Mitsui Marine & Fire (Insurance)	143,238
39	Mizuho Holdings, Inc. (Banks)	241,533
1,800	Murata Manufacturing Co. Ltd. (Electronics Equipment)	210,987
5,000	NEC Corp. (Computer Hardware)	91,410
9,000	NGK Insulators Ltd. (Multi-Industrial)	119,113
1,300	Nintendo Co. Ltd. (Entertainment)	204,575
39	Nippon Telephone & Telegraph Corp. (Telecommunications)	280,765
12,000	Ricoh Co. Ltd. (Computer Hardware)	221,484
900	Rohm Co. (Electronics Equipment)	170,836
17,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	141,270
2,500	Secom Co. Ltd. (Business Services)	162,920

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
13,000	Sharp Corp. (Electrical Equipment)	$ 156,700
3,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	115,465
6,000	Skylark Co. Ltd. (Restaurants)	167,950
1,000	SMC Corp. (Machinery)	128,586
1,800	Sony Corp. (Electrical Equipment)	124,388
30,000	Sumitomo Corp. (Wholesale)	215,710
3,000	Takeda Chemical Industries Ltd. (Drugs)	177,397
3,300	Takefuji Corp. (Financial Services)	207,838
3,000	Terumo Corp. (Medical Products)	65,605
8,000	The Bank of Tokyo-Mitsubishi Ltd. (Banks)	79,566
7,000	The Nomura Securities Co. Ltd. (Financial Services)	125,831
13,000	The Sakura Bank Ltd. (Banks)	78,464
10,000	The Sanwa Bank Ltd. (Banks)	70,066
10,100	Tokyo Electric Power (Electrical Utilities)	250,468
7,900	Toppan Forms Co. Ltd. (Publishing)	118,168
8,600	Toyota Motor Corp. (Auto)	274,580
6,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	259,272

		6,881,101

Netherlands – 7.2%
7,207	ASM Lithography Holding NV* (Semiconductors)	163,703
4,469	Fortis Netherlands NV (Financial Services)	145,195
6,745	ING Groep NV (Financial Services)	538,859
8,173	Koninklijke Royal Philips Electronics NV* (Appliance)	299,457
14,640	KPN NV (Telecommunications)	168,538
8,729	Royal Dutch Petroleum Co. (Energy Resources)	534,905
9,923	United Pan-Europe Communications NV* (Telecommunications)	101,376
3,264	VNU NV (Media)	160,447

		2,112,480

Portugal – 0.6%
53,128	Electricidade de Portugal SA * (Utilities)	175,603

Singapore – 1.7%
11,000	City Developments (Real Estate)	51,126
12,489	DBS Group Holdings Ltd. (Banks)	141,331
5,000	Singapore Press Holdings Ltd. (Publishing)	73,903
90,000	Singapore Technologies Engineering Ltd. (Machinery)	144,977
53,000	Singapore Telecommunications Ltd. (Telecommunications)	82,315

		493,652

Shares	Description	Value

Common Stocks – (continued)

Spain – 1.9%
5,553	Acerinox SA (Steel)	$ 169,463
8,403	Banco Santander Central Hispano SA (Banks)	89,951
18,281	Telefonica de Espana SA * (Telecommunications)	302,119

		561,533

Sweden – 4.9%
14,217	Investor AB (Financial Services)	212,374
28,382	Nordbanken Holding AB (Banks)	214,992
12,476	Securitas AB Series B (Business Services)	231,306
21,439	Skandia Forsakring (Insurance)	348,648
38,045	Telefonaktiebolaget LM Ericsson AB Series B * (Telecommunications)	433,292

		1,440,612

Switzerland – 8.0%
1,766	ABB Ltd. (Business Services)	188,214
174	Adecco SA (Business Services)	109,495
264	Nestle SA (Food & Beverage)	615,658
171	Novartis AG (Health)	302,249
42	Roche Holding AG (Health)	427,799
105	Swiss Re (Property Insurance)	251,666
1,739	UBS AG (Banks)	283,771
246	Zurich Financial Services AG* (Insurance)	148,277

		2,327,129

United Kingdom – 19.0%
5,939	Amvescap PLC (Financial Services)	122,019
2,741	AstraZeneca Group PLC (Health)	138,328
60,091	BP Amoco PLC (Energy Resources)	485,212
14,502	British Aerospace PLC (Defense/Aerospace)	82,836
12,675	British American Tobacco PLC (Tobacco)	96,613
34,578	British Telecom PLC (Telecommunications)	295,750
8,517	Cable & Wireless PLC (Telecommunications)	115,001
26,715	Diageo PLC (Tobacco)	299,602
1,430	GKN PLC (Auto)	15,118
28,633	GlaxoSmithKline PLC* (Health)	809,209
27,690	HSBC Holdings PLC (Banks)	407,838
13,463	Imperial Chemical Industries PLC (Chemicals)	111,124
8,048	Lloyds TSB Group PLC (Banks)	85,202
7,815	Marconi PLC (Telecommunications)	84,021
13,145	National Grid Group PLC (Utilities)	119,605
46,586	P & O Princess Cruises PLC* (Leisure)	197,138
10,419	Reuters Group PLC (Business Services)	176,516
8,925	Royal Bank of Scotland Group PLC (Banks)	211,127

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
61,779	Tesco PLC (Specialty Retail)	$ 251,961
51,162	Unilever PLC (Food & Beverage)	438,360
275,085	Vodafone AirTouch PLC (Telecommunications)	1,009,827

		5,552,407

TOTAL COMMON STOCKS
(Cost $28,720,204)		$ 27,514,356

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 4.2%

State Street Bank & Trust Euro Time Deposit
$1,225,000	6.56%	01/02/2001	$ 1,225,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,225,000)			$ 1,225,000

TOTAL INVESTMENTS
(Cost $29,945,204)			$28,739,356

*	Non-income producing security.

Investment Abbreviation:
ADR—American Depositary Receipt

As a % of Total Net Assets

Common Stock Industry Classifications

Appliance	1.0%
Auto	1.8
Banks	11.2
Building Materials	0.5
Business Services	5.1
Chemicals	2.9
Computer Hardware	2.2
Computer Software	0.9
Conglomerates	0.3
Construction	0.7
Consumer Products	1.1
Defense/Aerospace	0.3
Drugs	1.8
Electrical Equipment	2.4
Electrical Utilities	0.9
Electronics Equipment	1.8
Energy Resources	5.0
Entertainment	1.2
Financial Services	5.4
Food & Beverage	4.2
Health	5.7
Insurance	4.1
Leisure	1.5
Machinery	1.4
Media	0.9
Medical Products	0.2
Multi-Industrial	1.7
Nonferrous Metals	0.6
Property Insurance	1.5
Publishing	0.7
Real Estate	0.2
Restaurants	0.6
Semiconductors	0.6
Specialty Retail	3.0
Steel	0.6
Telecommunications	15.8
Tobacco	1.4
Utilities	1.6
Wholesale	1.2

TOTAL COMMON STOCK94.0%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Statement of Investments
December 31, 2000
Principal Amount €	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – 72.4%

Canadian Dollar – 2.2%
Government of Canada
CAD200,000	5.50%	06/01/2009	$ 134,216
100,000	8.00	06/01/2027	87,801

			222,017

Danish Krone – 2.3%
Kingdom of Denmark
DKK600,000	8.00	05/15/2003	80,557
1,000,000	8.00	03/15/2006	142,847

			223,404

Euro Currency – 26.4%
Clear Channel Communications, Inc.†
EUR100,000	6.50	07/07/2005	93,196
Federal Republic of Germany
100,000	6.00	07/04/2007	100,591
50,000	5.25	01/04/2008	48,410
General Motors Acceptance Corp.†
100,000	5.00	01/18/2005	90,731
Government of France
400,000	6.50	10/25/2006	411,670
330,000	5.50	04/25/2010	322,437
100,000	8.50	10/25/2019	128,975
100,000	5.50	04/25/2029	94,613
Lehman Brothers Holdings PLC
100,000	4.75	07/12/2004	91,338
Republic of Italy
100,000	4.50	04/15/2001	93,758
300,000	4.75	07/01/2005	282,315
200,000	4.25	11/01/2009	175,449
400,000	6.50	11/01/2027	415,583
Royal Bank of Scotland Group PLC
100,000	4.88	03/26/2009	86,839
Standard Chartered Bank PLC
50,000	5.38	05/06/2009	43,584
Tecnost International NV
50,000	6.58	07/30/2009	44,765
Tyco International Group SA
100,000	6.13	04/04/2007	93,596

			2,617,850

Great Britain Pound – 13.0%
Abbey National Treasury
GBP100,000	8.00	04/02/2003	155,888
Deutsche Ausgleichsbank
100,000	6.50	01/15/2008	157,082
GMAC Canada Ltd.†
150,000	6.50	03/23/2004	224,183
United Kingdom Treasury
300,000	8.50	12/07/2005	512,918
40,000	7.25	12/07/2007	67,139
50,000	9.00	08/06/2012	101,909
40,000	6.00	12/07/2028	75,800

			1,294,919

Principal Amount €	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)

Greek Drachma – 2.6%
Republic of Greece
GRD90,000,000	6.30%	01/29/2009	$ 261,538

Japanese Yen – 22.9%
European Investment Bank
JPY20,000,000	2.13	09/20/2007	185,702
Government of Japan
35,000,000	0.50	08/20/2002	305,968
20,000,000	0.40	06/20/2003	174,159
55,000,000	1.20	09/20/2005	486,441
20,000,000	2.10	03/20/2008	184,638
55,000,000	0.90	12/22/2008	460,001
20,000,000	1.90	03/20/2009	180,742
10,000,000	1.50	03/20/2019	77,773
5,000,000	2.50	12/21/2020	45,727
10,000,000	2.40	02/20/2030	83,835
Osterreichische Kontrollbank AG
10,000,000	1.80	03/22/2010	89,264

			2,274,250

New Zealand Dollar – 2.0%
Government of New Zealand
NZD 400,000	8.00	11/15/2006	193,815

Swedish Krona – 1.0%
Kingdom of Sweden
SEK 1,000,000	3.50	04/20/2006	100,841

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $7,144,766)			$ 7,188,634

Corporate Bonds – 12.6%

Banks – 1.0%
Bank of America Corp.
USD 100,000	6.63%	06/15/2004	$ 100,562

Finance Companies – 4.8%
Household Finance Corp.
USD 100,000	6.00	05/01/2004	98,150
Merrill Lynch Co., Inc.
100,000	6.00	02/12/2003	99,632
Nederlandse Waterschapsbank
100,000	6.13	02/13/2008	99,658
Republic New York Corp.
70,000	8.38	02/15/2007	75,529
Textron Financial Corp.
100,000	7.13	12/09/2004	101,198

			474,167

Industrial – 1.6%
Ahold Finance USA, Inc.
USD 150,000	8.25	07/15/2010	158,952

Insurance Companies – 1.0%
Prudential Insurance Co. of America
USD 100,000	6.38	07/23/2006	97,542

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Principal Amount €	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – 1.0%
Deutsche Telekom AG
USD 100,000	7.75%	06/15/2005	$ 101,915

Yankee Banks – 3.2%
National Australia Bank Ltd.†
USD 100,000	8.60	05/19/2010	110,592
National Westminster Bank PLC
200,000	7.38	10/01/2009	206,734

			317,326

TOTAL CORPORATE BONDS
(Cost $1,221,073)			$ 1,250,464

U.S. Treasury Obligations – 12.2%

United States Treasury Bonds
USD 350,000	8.13%	08/15/2019	$ 452,432
200,000	7.50	11/15/2024	249,718
270,000	6.25	05/15/2030	301,217

United States Treasury Notes
100,000	6.75	05/15/2005	106,441
107,667	3.63	01/15/2008	106,842

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,176,965)			$ 1,216,650

Short-Term Obligation – 2.2%

State Street Bank & Trust Euro Time Deposit
USD 215,000	6.56%	01/02/2001	$ 215,000

TOTAL SHORT-TERM OBLIGATION
(Cost $215,000)			$ 215,000

TOTAL INVESTMENTS
(Cost $9,757,804)			$ 9,870,748

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below.
CAD	=Canadian Dollar
DKK	=Danish Krone
EUR	=Euro Currency
GBP	=Great Britain Pound
GRD	=Greek Drachma
JPY	=Japanese Yen
NZD	=New Zealand Dollar
SEK	=Swedish Krona
USD	=United States Dollar
†
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $518,702 as of December 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUND SM
Statement of Investments
December 31, 2000
Shares	Description	Value

Common Stocks – 92.6%

Computer Hardware – 8.0%
640	Brocade Communications Systems, Inc.*	$ 58,760
2,820	Cisco Systems, Inc.*	107,865
2,550	EMC Corp.*	169,575
3,590	Sun Microsystems, Inc.*	100,071

		436,271

Computer Software – 14.0%
460	Avocent Corp.*	12,420
1,840	CheckFree Corp.*	79,235
1,785	Gemstar-TV Guide International, Inc.*	82,333
1,740	Intuit, Inc.*	68,621
3,700	Microsoft Corp.*	160,487
2,110	Oracle Corp.*	61,322
4,670	Sabre Holdings Corp.	201,394
990	VERITAS Software Corp.*	86,625
1,010	Witness Systems, Inc.*	13,635

		766,072

Electrical Equipment – 6.2%
2,390	American Tower Corp.*	90,521
540	Avici Systems, Inc.*	13,297
710	Corning, Inc.	37,497
770	Corvis Corp.*	18,336
1,390	JDS Uniphase Corp.*	57,946
1,320	McDATA Corp. Class B*	72,270
350	QUALCOMM, Inc.*	28,766
410	Sycamore Networks, Inc.*	15,272
110	Transmeta Corp.*	2,585

		336,490

Electrical Utilities – 1.4%
1,370	The AES Corp.*	75,864

Entertainment – 2.4%
2,770	Viacom, Inc. Class B*	129,498

Home Products – 1.0%
2,620	Energizer Holdings, Inc.*	56,003

Information Services – 1.5%
1,510	First Data Corp.	79,558

Internet – 19.5%
710	America Online, Inc.*	24,708
390	Ariba, Inc.*	20,914
1,660	Art Technology Group, Inc.*	50,734
2,580	BroadVision, Inc.*	30,476
830	Check Point Software Technologies Ltd.*	110,857
3,875	CNET Networks, Inc.*	61,939
1,640	Commerce One, Inc.*	41,512
7,530	DoubleClick, Inc.*	82,830
3,460	E.piphany, Inc.*	186,624
630	Expedia, Inc.*	6,024
4,660	Intertrust Technologies Corp.*	15,728
2,250	Interwoven, Inc.*	148,359
1,350	S1 Corp.*	7,088
1,850	Travelocity.com, Inc.*	22,431
1,040	Tumbleweed Communications Corp.*	17,794
2,709	VeriSign, Inc.*	200,974
1,150	Yahoo!, Inc.	34,698

		1,063,690

Shares	Description	Value

Common Stocks – (continued)

Media – 21.4%
2,170	Cablevision Systems Corp.*	$ 184,314
3,627	Clear Channel Communications, Inc.*	175,683
3,870	Comcast Corp.*	161,573
1,160	EchoStar Communications Corp.*	26,390
6,410	Infinity Broadcasting Corp.*	179,079
1,730	Liberty Digital, Inc.*	8,758
4,310	Time Warner, Inc.	225,154
2,120	UnitedGlobalCom, Inc.*	28,885
2,210	Univision Communications, Inc.*	90,472
4,370	Westwood One, Inc.*	84,396

		1,164,704

Security/Asset Management – 1.9%
3,625	The Charles Schwab Corp.	102,859

Semiconductors – 5.5%
362	Applied Micro Circuits Corp.*	27,167
1,090	ARM Holdings PLC ADR*	24,593
3,020	Integrated Circuit Systems, Inc.*	50,019
1,320	PMC-Sierra, Inc.*	103,785
240	SDL, Inc.*	35,565
1,320	Xilinx, Inc.*	60,885

		302,014

Telephone – 3.0%
8,190	AT&T Corp.-Liberty Media Corp.*	111,077
1,650	NTL, Inc.*	39,497
287	Openwave Systems, Inc.*	13,758

		164,332

Wireless – 6.8%
11,180	Crown Castle International Corp.*	302,558
3,460	Sprint Corp. (PCS Group)*	70,714

		373,272

TOTAL COMMON STOCKS
(Cost $6,808,381)		$5,050,627

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 5.5%

Joint Repurchase Agreement Account_
$300,000	6.48%	01/02/2001	$ 300,000

TOTAL REPURCHASE AGREEMENT
(Cost $300,000)			$ 300,000

TOTAL INVESTMENTS
(Cost $7,108,381)			$ 5,350,627

*	Non-income producing security.
_	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:

ADR—American Depositary Reciept

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Assets and Liabilities
December 31, 2000

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund	CORE Large Cap Value Fund

Assets:

Investment in securities, at value (identified cost $35,369,287, $143,500,097, $28,261,773, $3,285,056, $37,849,340, $16,822,766, $82,479,935, $29,945,204, $9,757,804 and $6,808,381, respectively)	$35,445,060	$138,841,891	$24,923,143	$3,540,897
Repurchase Agreements	1,200,000	14,300,000	800,000	—
Cash, at value	258,622	895,418	177,732	46,707
Receivables:
Investment securities sold	66,498	—	—	—
Dividends and interest, at value	29,335	136,351	17,946	4,565
Fund shares sold	207,722	366,982	35,238	—
Forward foreign currency exchange contracts	—	—	—	—
Variation margin	—	—	—	—
Reimbursement from adviser	6,366	—	7,688	—
Deferred organization expenses, net	7,329	7,575	7,575	—
Other assets	3,212	3,309	7,899	86

Total assets	37,224,144	154,551,526	25,977,221	3,592,255

Liabilities:

Payables:
Investment securities purchased	—	14,857,902	—	—
Fund shares repurchased	44,898	20,365	382	—
Amounts owed to affiliates	26,302	89,140	18,586	94,465
Forward foreign currency exchange contracts	—	—	—	—
Variation margin	—	244,420	9,097	—
Accrued expenses and other liabilities	36,728	36,555	33,630	35,215

Total liabilities	107,928	15,248,382	61,695	129,680

Net Assets:

Paid-in capital	38,327,015	146,817,012	29,369,869	3,206,749
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,743	6,614	6,604	—
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(1,288,315)	(2,862,276)	(132,188)	(15)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	75,773	(4,658,206)	(3,328,759)	255,841

NET ASSETS	$37,116,216	$139,303,144	$25,915,526	$3,462,575

Total shares of beneficial interest outstanding, no par value (unlimited shares authorized)	3,588,582	11,163,179	2,355,242	319,918
Net asset value, offering and redemption price per share	$ 10.34	$ 12.48	$ 11.00	$ 10.82

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund

$38,553,994	$16,469,780	$ 91,016,237	$28,739,356	$ 9,870,748	$5,050,627
1,200,000	600,000	7,400,000	—	—	300,000
763,203	9,653	167,096	50,174	75,778	58,070

—	37,057	1,021,503	—	—	86,645
45,586	12,388	115,059	48,495	177,825	192
75,555	36,121	3,980,825	135,396	7,578	12,951
—	—	—	254,799	165,640	—
—	—	—	227,939	25,583	—
21,633	7,224	27,688	39,313	29,864	38,788
7,575	8,232	8,288	9,620	7,329	—
913	428	4,312	1,095	2,548	136

40,668,459	17,180,883	103,741,008	29,506,187	10,362,893	5,547,409

—	349,469	1,963,656	53,856	—	20,911
2,137	10,348	3,086	7,105	10,714	—
26,907	23,518	60,707	26,975	10,444	21,285
—	—	—	102,210	306,197	—
38,325	—	—	—	64,892	—
39,854	22,656	56,689	55,006	40,161	51,389

107,223	405,991	2,084,138	245,152	432,408	93,585

40,574,770	17,150,565	89,386,705	30,669,629	10,218,681	7,726,508
8,323	—	19,417	(153,516)	(64,775)	—

(788,251)	(22,687)	3,714,446	(205,682)	(216,761)	(514,930)

766,394	(352,986)	8,536,302	(1,049,396)	(6,660)	(1,757,754)

$40,561,236	$16,774,892	$101,656,870	$29,261,035	$ 9,930,485	$5,453,824

3,901,883	1,387,833	9,529,183	2,483,919	1,017,860	802,172
$ 10.40	$ 12.09	$ 10.67	$ 11.78	$ 9.75	$ 6.80

63

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Operations
For the Period Ended December 31, 2000

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund	CORE Large Cap Value Fund

Investment income (b) :

Dividends	$ 338,921	$ 1,277,735	$ 369,123	$ 71,005
Interest	117,160	439,087	54,593	57

Total income	456,081	1,716,822	423,716	71,062

Expenses:

Management fees	245,836	696,436	208,035	22,823
Custodian fees	64,931	80,726	71,141	40,978
Professional fees	22,149	23,145	23,143	32,833
Transfer agent fees	21,151	22,630	22,598	20,219
Trustee fees	20,299	20,388	20,299	20,160
Printing fees	14,456	13,990	14,162	11,543
Deferred organization expenses	5,220	5,337	5,337	—
Other	4,907	4,813	—	8,184

Total expenses	398,949	867,465	364,715	156,740

Less — expense reductions	(74,953)	(17,310)	(100,879)	(127,874)

Net expenses	323,996	850,155	263,836	28,866

NET INVESTMENT INCOME (LOSS)	132,085	866,667	159,880	42,196

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(177,565)	(1,051,775)	2,073,198	14,545
Futures transactions	(84,062)	(1,665,310)	18,118	—
Foreign currency related transactions	—	—	—	—
Net change in unrealized gain (loss) on:
Investments	(1,449,289)	(10,041,506)	(9,374,012)	124,658
Futures	(80,890)	(104,283)	(26,806)	—
Translation of assets and liabilities denominated in foreign currencies	—	(14)	—	—

Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions:	(1,791,806)	(12,862,888)	(7,309,502)	139,203

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,659,721)	$(11,996,221)	$(7,149,622)	$ 181,399

(a)	Commenced operations on April 28, 2000.
(b)
For the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity, Global Income and Internet Tollkeeper Funds, foreign taxes withheld on dividends and interests were $2,146, $4,976, $664, $194, $207, $549, $6,099, $46,736, $1,222 and $31, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund (a)

$ 302,648	$ 123,427	$ 923,565	$ 331,773	$ —	$ 1,343
146,110	34,652	245,831	120,123	431,970	18,898

448,758	158,079	1,169,396	451,896	431,970	20,241

213,217	105,954	354,036	265,141	74,447	32,791
138,898	65,109	94,565	167,871	77,228	43,449
23,143	22,411	23,789	26,800	25,853	28,256
22,568	22,679	22,649	22,463	22,631	20,509
20,298	20,299	20,298	20,299	20,298	4,414
14,332	13,722	14,455	14,745	14,161	20,362
5,337	5,543	5,498	5,220	5,220	30,001
4,280	4,266	4,395	4,876	4,255	4,938

442,073	259,983	539,685	527,415	244,093	184,720

(160,037)	(120,252)	(78,384)	(172,480)	(149,977)	(143,731)

282,036	139,731	461,301	354,935	94,116	40,989

166,722	18,348	708,095	96,961	337,854	(20,748)

1,388,441	908,998	6,465,002	1,292,350	(50,867)	(514,930)
(680,416)	—	—	(71,725)	(49,794)	—
—	—	—	(180,842)	515,663	—

(731,679)	(2,291,698)	8,884,881	(5,335,260)	251,018	(1,757,754)
(20,309)	—	—	(144,079)	(6,514)	—
—	—	—	208,683	(245,079)	—

(43,963)	(1,382,700)	15,349,883	(4,230,873)	414,427	(2,272,684)

$ 122,759	$(1,364,352)	$16,057,978	$(4,133,912)	$ 752,281	$(2,293,432)

65

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the period ended December 31, 2000

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund

From operations:

Net investment income (loss)	$ 132,085	$ 866,667	$ 159,880
Net realized gain (loss) on investment, futures and foreign currency related transactions	(261,627)	(2,717,085)	2,091,316
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,530,179)	(10,145,803)	(9,400,818)

Net increase (decrease) in net assets resulting from operations	(1,659,721)	(11,996,221)	(7,149,622)

Distributions to shareholders:

From net investment income	(132,311)	(865,509)	(159,108)
In excess of net investment income	(3,487)	—	—
From net realized gain on investment, futures and foreign currency related transactions	—	(772,737)	(2,390,860)

Total distributions to shareholders	(135,798)	(1,638,246)	(2,549,968)

From share transactions:

Proceeds from sales of shares	17,902,382	117,394,150	18,370,620
Reinvestment of dividends and distributions	135,798	1,638,246	2,549,968
Cost of shares repurchased	(5,115,477)	(18,153,265)	(9,654,397)

Net increase (decrease) in net assets resulting from share transactions	12,922,703	100,879,131	11,266,191

TOTAL INCREASE	11,127,184	87,244,664	1,566,601

Net assets:

Beginning of period	25,989,032	52,058,480	24,348,925

End of period	$37,116,216	$139,303,144	$25,915,526

Accumulated undistributed (distributions in excess of) net investment income	$ 1,743	$ 6,614	$ 6,604

Summary of share transactions:

Shares sold	1,660,466	8,623,035	1,188,982
Shares issued on reinvestment of dividends and distributions	13,552	135,954	240,790
Shares repurchased	(472,608)	(1,319,313)	(615,200)

TOTAL	1,201,410	7,439,676	814,572

    (a) Commenced operations on April 28, 2000.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Large Cap Value Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund (a)

$ 42,196	$ 166,722	$ 18,348	$ 708,095	$ 96,961	$ 337,854	$ (20,748)
14,545	708,025	908,998	6,465,002	1,039,783	415,002	(514,930)

124,658	(751,988)	(2,291,698)	8,884,881	(5,270,656)	(575)	(1,757,754)

181,399	122,759	(1,364,352)	16,057,978	(4,133,912)	752,281	(2,293,432)

(42,196)	(163,417)	(18,348)	(694,182)	—	(337,854)	—
(2,645)	—	(324)	—	—	(551,404)	—
(76,924)	(1,165,883)	(998,502)	(2,242,158)	(1,731,688)	—	—

(121,765)	(1,329,300)	(1,017,174)	(2,936,340)	(1,731,688)	(889,258)	—

130,403	36,030,227	13,893,398	74,750,928	16,742,243	3,768,756	8,132,879
121,765	1,329,300	1,017,174	2,936,340	1,731,688	889,252	—
(304,763)	(9,079,504)	(6,204,400)	(11,034,361)	(3,506,485)	(1,514,470)	(385,623)

(52,595)	28,280,023	8,706,172	66,652,907	14,967,446	3,143,538	7,747,256

7,039	27,073,482	6,324,646	79,774,545	9,101,846	3,006,561	5,453,824

3,455,536	13,487,754	10,450,246	21,882,325	20,159,189	6,923,924	—

$3,462,575	$40,561,236	$16,774,892	$101,656,870	$29,261,035	$ 9,930,485	$ 5,453,824

$ —	$ 8,323	$ —	$ 19,417	$ (153,516)	$ (64,775)	$ —

13,091	3,344,425	924,852	7,892,539	1,212,761	370,375	842,934
11,731	138,038	86,942	289,859	153,382	91,393	—
(30,459)	(852,757)	(369,914)	(1,252,284)	(275,266)	(148,165)	(40,762)

(5,637)	2,629,706	641,880	6,930,114	1,090,877	313,603	802,172

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Year Ended December 31, 1999

	Growth and Income Fund	CORE U.S. Equity Fund

From operations:

Net investment income	$ 279,186	$ 143,489
Net realized gain (loss) on investment, options, futures and foreign currency related transactions	(571,877)	1,391,395
Net change in unrealized gain (loss) on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	1,351,145	4,174,490

Net increase (decrease) in net assets resulting from operations	1,058,454	5,709,374

Distributions to shareholders:

From net investment income	(279,186)	(143,489)
In excess of net investment income	(3,919)	(6,622)
From net realized gain on investment, options, futures and foreign currency transactions	—	(524,244)

Total distributions to shareholders	(283,105)	(674,355)

From share transactions:

Proceeds from sales of shares	16,777,010	39,589,353
Reinvestment of dividends and distributions	283,104	674,354
Cost of shares repurchased	(5,660,860)	(3,049,107)

Net increase in net assets resulting from share transactions	11,399,254	37,214,600

TOTAL INCREASE	12,174,603	42,249,619

Net assets:

Beginning of period	13,814,429	9,808,861

End of period	$25,989,032	$52,058,480

Accumulated undistributed (distributions in excess of) net investment income	$ 226	$ —

Summary of share transactions:

Shares sold	1,534,847	3,061,033
Shares issued on reinvestment of dividends and distributions	26,583	50,325
Shares repurchased	(496,142)	(246,857)

Total	1,065,288	2,864,501

(a) Commenced operations on April 1, 1999.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Large Cap Growth Fund	CORE Large Cap Value Fund (a)	CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund

$ 20,678	$ 25,734	$ 21,554	$ 2,814	$ 146,960	$ 57,208	$ 264,353
795,006	122,667	440,703	325,897	(285,374)	1,634,807	(152,026)

4,376,105	131,183	1,217,132	1,405,423	(236,347)	2,881,366	(169,835)

5,191,789	279,584	1,679,389	1,734,134	(374,761)	4,573,381	(57,508)

(20,678)	(25,734)	(21,554)	(2,814)	(146,960)	(57,208)	(222,866)
(3,612)	(4,850)	(4,427)	(5,555)	(5,250)	(187,931)	—
—	(58,422)	—	(239,526)	—	(1,219,801)	(35,447)

(24,290)	(89,006)	(25,981)	(247,895)	(152,210)	(1,464,940)	(258,313)

11,571,355	3,293,945	7,372,445	4,867,045	27,018,313	10,914,867	1,586,871
24,167	85,892	23,889	249,170	151,832	1,464,935	254,444
(628,485)	(114,879)	(402,880)	(615,262)	(10,364,745)	(6,534,776)	(342,856)

10,967,037	3,264,958	6,993,454	4,500,953	16,805,400	5,845,026	1,498,459

16,134,536	3,455,536	8,646,862	5,987,192	16,278,429	8,953,467	1,182,638

8,214,389	—	4,840,892	4,463,054	5,603,896	11,205,722	5,741,286

$24,348,925	$3,455,536	$13,487,754	$10,450,246	$21,882,325	$20,159,189	$6,923,924

$ 496	$ —	$ —	$ —	$ —	$ (115,894)	$ (21,641)

883,252	327,984	775,824	383,533	3,033,801	865,376	155,968
1,619	8,299	2,661	18,609	18,699	106,930	25,884
(47,422)	(10,728)	(41,816)	(50,626)	(1,107,272)	(520,324)	(34,083)

837,449	325,555	736,669	351,516	1,945,228	451,982	147,769

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Total from investment operations	Distributions to shareholders
	Net asset value at beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)		From net investment income	In excess of net investment income	From net realized gain	Total distributions

Growth and Income Fund
For the year ended December 31, 2000	$10.89	$0.04	(c)	$(0.55)	$(0.51)	$(0.04)	$ —	$ —	$(0.04)
For the year ended December 31, 1999	10.45	0.12		0.44	0.56	(0.12)	—	—	(0.12)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.09		0.45	0.54	(0.09)	—	—	(0.09)

CORE U.S. Equity Fund
For the year ended December 31, 2000	13.98	0.11	(c)	(1.46)	(1.35)	(0.08)	—	(0.07)	(0.15)
For the year ended December 31, 1999	11.42	0.05		2.72	2.77	(0.05)	—	(0.16)	(0.21)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.05		1.42	1.47	(0.05)	—	—	(0.05)

CORE Large Cap Growth Fund
For the year ended December 31, 2000	15.80	0.08	(c)	(3.67)	(3.59)	(0.08)	—	(1.13)	(1.21)
For the year ended December 31, 1999	11.68	0.02		4.12	4.14	(0.02)	—	—	(0.02)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		1.68	1.70	(0.02)	—	—	(0.02)

CORE Large Cap Value Fund
For the year ended December 31, 2000	10.61	0.14	(c)	0.47	0.61	(0.15)	—	(0.25)	(0.40)
For the period ended December 31, 1999 (commenced April 1)	10.00	0.09		0.81	0.90	(0.09)	(0.01)	(0.19)	(0.29)

CORE Small Cap Equity Fund
For the year ended December 31, 2000	10.60	0.06	(c)	0.09	0.15	(0.04)	—	(0.31)	(0.35)
For the year ended December 31, 1999	9.04	0.02		1.56	1.58	(0.02)	—	—	(0.02)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		(0.95)	(0.93)	(0.02)	(0.01)	—	(0.03)

Capital Growth Fund
For the year ended December 31, 2000	14.01	0.01	(c)	(1.16)	(1.15)	(0.01)	—	(0.76)	(0.77)
For the year ended December 31, 1999	11.31	0.01		3.04	3.05	(0.01)	—	(0.34)	(0.35)
For the period ended December 31, 1998 (commenced April 30)	10.00	0.03		1.31	1.34	(0.03)	—	—	(0.03)

Mid Cap Value Fund
For the year ended December 31, 2000	8.42	0.15	(c)	2.45	2.60	(0.08)	—	(0.27)	(0.35)
For the year ended December 31, 1999	8.57	0.07		(0.15)	(0.08)	(0.07)	—	—	(0.07)
For the period ended December 31, 1998 (commenced May 1)	10.00	0.07		(1.43)	(1.36)	(0.07)	—	—	(0.07)

International Equity Fund
For the year ended December 31, 2000	14.47	0.05	(c)	(1.99)	(1.94)	—	—	(0.75)	(0.75)
For the year ended December 31, 1999	11.91	0.07		3.66	3.73	(0.07)	(0.13)	(0.97)	(1.17)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.02		1.98	2.00	—	—	(0.09)	(0.09)

Global Income Fund
For the year ended December 31, 2000	9.83	0.41	(c)	0.48	0.89	(0.41)	(0.56)	—	(0.97)
For the year ended December 31, 1999	10.32	0.39		(0.50)	(0.11)	(0.33)	—	(0.05)	(0.38)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.45		0.38	0.83	(0.40)	—	(0.11)	(0.51)

Internet Tollkeeper Fund
For the period ended December 31, 2000 (commenced April 28)	10.00	(0.04	)(c)	(3.16)	(3.20)	—	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VARIABLE INSURANCE TRUST

							Ratios assuming no expense reductions
Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$10.34	(4.69)%	$ 37,116	0.99%		0.40%		1.22%		0.17%		68%
10.89	5.41	25,989	0.90		1.44		1.65		0.69		121
10.45	5.47	13,814	0.90	(b)	1.85	(b)	2.69	(b)	0.06	(b)	88

12.48	(9.62)	139,303	0.85		0.87		0.87		0.85		32
13.98	24.30	52,058	0.80		0.70		1.52		(0.02)		70
11.42	14.73	9,809	0.80	(b)	0.70	(b)	2.83	(b)	(1.33	)(b)	75

11.00	(22.48)	25,916	0.89		0.54		1.23		0.20		86
15.80	35.42	24,349	0.80		0.15		1.85		(0.90)		70
11.68	16.99	8,214	0.80	(b)	0.20	(b)	2.87	(b)	(1.87	)(b)	69

10.82	5.86	3,463	0.89		1.29		4.81		(2.63)		79
10.61	8.99	3,456	0.80	(b)	1.04	(b)	5.61	(b)	(3.77	)(b)	48

10.40	1.75	40,561	0.99		0.59		1.55		0.03		91
10.60	17.54	13,488	0.90		0.35		4.22		(2.97)		101
9.04	(9.30)	4,841	0.90	(b)	0.30	(b)	3.92	(b)	(2.72	)(b)	74

12.09	(7.98)	16,775	0.99		0.13		1.84		(0.72)		37
14.01	27.13	10,450	0.90		0.04		3.13		(2.19)		34
11.31	13.40	4,463	0.90	(b)	0.42	(b)	4.92	(b)	(3.60	)(b)	20

10.67	31.07	101,657	1.04		1.60		1.22		1.42		101
8.42	(0.95)	21,882	0.95		1.30		2.19		0.06		103
8.57	(13.56)	5,604	0.95	(b)	1.74	(b)	4.79	(b)	(2.10	)(b)	38

11.78	(13.19)	29,261	1.34		0.37		1.99		(0.28)		70
14.47	31.85	20,159	1.25		0.41		2.57		(0.91)		87
11.91	20.07	11,206	1.25	(b)	0.23	(b)	2.97	(b)	(1.49	)(b)	76

9.75	9.05	9,930	1.14		4.08		2.95		2.27		186
9.83	(1.01)	6,924	1.05		4.23		3.51		1.77		200
10.32	8.29	5,741	1.05	(b)	4.59	(b)	3.30	(b)	2.34	(b)	203

6.80	(32.00)	5,454	1.25	(b)	(0.63	)(b)	5.62	(b)	(5.00	)(b)	48

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 2000

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940, as amended (“the Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund (“Growth and Income”), Goldman Sachs CORE U.S. Equity Fund (“CORE U.S. Equity”), Goldman Sachs CORE Large Cap Growth Fund (“CORE Large Cap Growth”), Goldman Sachs CORE Large Cap Value Fund (“CORE Large Cap Value”), Goldman Sachs CORE Small Cap Equity Fund (“CORE Small Cap Equity”), Goldman Sachs Capital Growth Fund (“Capital Growth”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value”), Goldman Sachs International Equity Fund (“International Equity”), Goldman Sachs Global Income Fund (“Global Income”) and Goldman Sachs Internet Tollkeeper Fund (“Internet Tollkeeper”), collectively, “the Funds” or individually a “Fund”. Each Fund, except the Global Income Fund, is diversified under the Act. The Global Income Fund is a “non-diversified” Fund under the Act.

        Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, net of foreign withholding taxes where applicable, premium amortized and discount earned. The Growth and Income and Global Income Funds do not amortize market premiums. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

        In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective January 1, 2001 for the Funds and will require the Funds to amortize/accrete all premiums and discounts on debt securities. The Growth and Income and Global Income Funds currently do not amortize certain premiums. Upon adoption, the Funds will be required to record the cumulative effect of this change. The cumulative effect will impact net investment income and unrealized gains and losses but will not impact net assets. The Funds have determined that the impact of this accounting change is immaterial.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income to its shareholders. Accordingly, no federal tax provisions are required. Income distributions and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist as well as timing differences.

        As of December 31, 2000, the following Funds had capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Year of Expiration

Growth and Income	$ 915,573	2006-2014

CORE U.S. Equity	2,033,812	2006-2014

Global Income	166,007	2007-2008

Internet Tollkeeper	210,415	2008-2014

At December 31, 2000, the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)

Growth and Income	$ 36,836,725	$ 4,340,686	$ 4,532,351	$ (191,665)

CORE U.S. Equity	157,905,973	14,260,228	19,024,310	(4,764,082)

CORE Large Cap Growth	29,153,621	2,260,301	5,690,819	(3,430,518)

CORE Large Cap Value	3,285,071	581,042	325,216	255,826

CORE Small Cap Equity	39,069,955	6,746,030	6,061,991	684,039

Capital Growth	17,490,480	1,715,215	2,135,916	(420,701)

Mid Cap Value	90,526,662	10,159,496	2,269,921	7,889,575

International Equity	29,917,788	1,884,039	3,115,500	(1,231,461)

Global Income	9,791,305	271,907	191,961	79,946

Internet Tollkeeper	7,225,680	60,033	1,935,087	(1,875,054)

D.  Deferred Organization Expenses — Organization-related costs are being amortized on a straight-line basis over a period of five years (with the exception of those funds which commenced operations after 1998, whose costs were expensed immediately thereafter).

E.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000

F.  Foreign Currency Translations — Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign currency exchange gains and losses from the sale and holdings of foreign currencies and sale of investments (for Global Income only); (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest and dividend recorded and the amounts actually received.

G.  Mortgage Dollar Rolls — Global Income may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

H.  Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments are examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

I.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a separate unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser for Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value and Internet Tollkeeper Funds. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as the investment adviser for the International Equity and Global Income Funds. Under the Agreement, the advisers, subject to the general supervision of the Trust’s Board of Trustees, manage the Funds’ portfolios (GSAM and GSAMI are each referred to herein as the “investment adviser”). As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate of the average daily net assets as follows:

Fund	Fee

Growth and Income	0.75%

CORE U.S. Equity	0.70

CORE Large Cap Growth	0.70

CORE Large Cap Value	0.70

CORE Small Cap Equity	0.75

Capital Growth	0.75

Mid Cap Value	0.80

International Equity	1.00

Global Income	0.90

Internet Tollkeeper	1.00

        Effective February 23, 2000, the advisers have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, taxes, interest, brokerage fees, litigation and indemnification and other extraordinary expenses) to the extent that such expenses exceed .25%, .20%, .20%, .20%, .25%, .25%, .25%, .35% and .25% of the average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity and Global Income, respectively. Prior thereto, the expense limitation was .15%, .10%, .10%, .10%, .15%, .15%, .15%, .25% and .15% of average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity and Global Income, respectively. Effective April 28, 2000 (commencement of operations), Other Expenses for Internet Tollkeeper was limited to .25% of the average daily net assets.

        Goldman Sachs also serves as the transfer agent of the Funds and has voluntarily waived a portion of its transfer agent fees. Goldman Sachs may discontinue or modify this waiver in the future at its discretion. Goldman Sachs serves as the distributor of each Fund’s shares at no cost to the Funds.

        For the year ended December 31, 2000, the adviser reimbursed and waived certain expenses and the Funds have entered into expense offset arrangements with the custodian resulting in a reduction in expenses as follows (amounts in thousands):

Fund	Adviser Reimbursement	Custody Fee Reduction	Transfer Agent Fee Waiver	Total

Growth and Income	$ 58	$3	$14	$ 75

CORE U.S. Equity	—	3	14	17

CORE Large Cap Growth	84	3	14	101

CORE Large Cap Value	114	—	14	128

CORE Small Cap Equity	142	4	14	160

Capital Growth	103	3	14	120

Mid Cap Value	61	3	14	78

International Equity	157	1	14	172

Global Income	135	1	14	150

Internet Tollkeeper	128	2	14	144

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000
At December 31, 2000, the amounts owed to affiliates were as follows (in thousands):

Fund	Management Fees	Transfer Agent Fees	Over Reimbursement of “Other Expenses”	Total

Growth and Income	$23	$3	$—	$26

CORE U.S. Equity	80	3	6	89

CORE Large Cap Growth	16	3	—	19

CORE Large Cap Value	2	3	89	94

CORE Small Cap Equity	24	3	—	27

Capital Growth	21	3	—	24

Mid Cap Value	58	3	—	61

International Equity	24	3	—	27

Global Income	7	3	—	10

Internet Tollkeeper	18	3	—	21

4. PORTFOLIO SECURITY TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2000, were as follows:

	Purchases of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and Maturities of U.S. Government and agency obligations	Sales and Maturities (excluding U.S. Government and agency obligations)

Growth and Income	$ —	$ 35,441,099	$ —	$ 20,789,771

CORE U.S. Equity	—	135,249,385	—	29,856,164

CORE Large Cap Growth	—	33,400,038	—	24,092,988

CORE Large Cap Value	—	2,643,554	—	2,732,486

CORE Small Cap Equity	—	50,310,820	—	23,647,691

Capital Growth	—	12,623,758	—	5,117,667

Mid Cap Value	—	97,391,735	—	42,362,954

International Equity	—	30,841,190	—	16,850,284

Global Income	11,048,975	6,674,655	11,133,110	3,285,314

Internet Tollkeeper	—	9,554,452	—	2,231,141

Forward Foreign Currency Exchange Contracts — International Equity, Global Income, Growth and Income, Capital Growth and Mid Cap Value may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. International Equity and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the curren cy. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2000, the International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Purchase Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	1/19/2001	$ 183,280	$ 187,208	$ 3,928	$ —
Danish Krone	1/24/2001	260,186	286,325	26,139	—
Euro Currency	1/18/2001	2,230,383	2,361,654	131,271	—
	2/23/2001	174,013	176,018	2,005	—
New Zealand Dollar	2/16/2001	18,178	20,353	2,175	—
Norwegian Krone	3/12/2001	107,545	111,614	4,069	—
Pound Sterling	3/8/2001	509,780	525,127	15,347	—
Swiss Franc	1/18/2001	190,595	209,558	18,963	—

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS		$3,673,960	$3,877,857	$203,897	$ —

Open Foreign Currency Sale Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Hong Kong Dollar	6/8/2001	$ 606,205	$ 606,239	$ —	$ 34
Japanese Yen	2/23/2001	1,031,910	1,010,483	21,427	—
	2/23/2001	174,013	174,293	—	280
Singapore Dollar	1/19/2001	179,676	180,910	—	1,234
Swedish Krona	3/12/2001	639,521	657,131	—	17,610
Swiss Franc	2/15/2001	146,053	153,962	—	7,909

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS		$2,777,378	$2,783,018	$ 21,427	$27,067

Closed but Unsettled Forward Currency Contracts	Expiration Date	Purchase Value	Sale Value	Realized Gain	Realized Loss

Australian Dollar	1/19/2001	$ 83,499	$ 84,451	$ 952	$ —
Australian Dollar	1/19/2001	759,876	741,176	—	18,700
Euro Currency	1/18/2001	1,404,266	1,382,943	—	21,323
Euro Currency	1/18/2001	1,815,213	1,840,971	25,758	—
Hong Kong Dollar	3/12/2001	38,383	38,383	—	—
Japanese Yen	2/23/2001	1,754,011	1,729,327	—	24,684
Pound Sterling	3/8/2001	249,159	251,924	2,765	—
Swedish Krona	3/12/2001	85,316	84,317	—	999
Swiss Franc	2/15/2001	239,682	230,245	—	9,437

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS		$6,429,405	$6,383,737	$ 29,475	$75,143

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000

At December 31, 2000, the Global Income Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Purchase Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	1/19/2001	$ 252,152	$ 254,863	$ 2,711	$ —
Euro Currency	2/23/2001	61,416	62,124	708	—
Swiss Franc	1/18/2001	58,973	64,840	5,867	—
	1/15/2001	60,862	66,761	5,899	—

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS		$ 433,403	$ 448,588	$ 15,185	$ —

Open Foreign Currency Sale Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	1/19/2001	$ 120,825	$ 129,187	$ —	$ 8,362
Canadian Dollar	3/14/2001	223,012	225,283	—	2,271
Danish Krone	1/24/2001	203,745	224,213	—	20,468
Euro Currency	1/18/2001	2,261,472	2,424,751	—	163,279
Greek Drachma	1/18/2001	237,359	259,837	—	22,478
Japanese Yen	2/23/2001	2,731,661	2,581,206	150,455	—
	2/23/2001	61,416	61,515	—	99
New Zealand Dollar	2/16/2001	172,825	193,506	—	20,681
Pound Sterling	3/8/2001	1,269,271	1,312,372	—	43,101
Swedish Krona	3/12/2001	95,314	97,939	—	2,625

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS		$7,376,900	$7,509,809	$150,455	$283,364

Closed but Unsettled Forward Currency Contracts	Expiration Date	Purchase Value	Sale Value	Realized Gain	Realized Loss

Australian Dollar	1/19/2001	$ 123,275	$ 120,179	$ —	$ 3,096
Euro Currency	1/18/2001	802,643	784,095	—	18,548
Japanese Yen	2/23/2001	246,000	244,811	—	1,189

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS		$1,171,918	$1,149,085	$ —	$ 22,833

        The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2000, the International Equity and Global Income Funds had sufficient cash and/or securities to cover any commitments under these contracts.

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. As of December 31, 2000, the Funds had no open written or purchased option contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.

        Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

        The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

At December 31, 2000, the following futures contracts were open as follows:

Fund	Type	Number of Contracts Long (Short)	Settlement Month	Market Value	Unrealized Gain (Loss)

CORE Large Cap Growth	S&P 500 Index	2	March 2001	$ 667,500	$ 9,871

CORE Small Cap Equity	Russell 2000	7	March 2001	$1,652,225	$ 61,740

International Equity	DJ EURO STOXX 50 Index	28	March 2001	$1,265,171	$(41,860)

Global Income	10 Year U.S. Treasury Note	(4)	March 2001	$ 419,438	$ (8,864)
	Euro Bond	2	March 2001	203,669	2,350

				$ 623,107	$ (6,514)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000
For the period ended December 31, 2000, Goldman Sachs earned brokerage commissions from portfolio transactions executed on behalf of the Funds in the following amounts:.

Fund	Brokerage Commissions

Growth and Income	$ 1,200

CORE U.S. Equity	2,000

CORE Large Cap Growth	1,600

CORE Large Cap Value	—

CORE Small Cap Equity	1,600

Capital Growth	918

Mid Cap Value	9,400

International Equity	159,000

Global Income	1,500

Internet Tollkeeper	119

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At December 31, 2000, the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Value and Internet Tollkeeper Funds had undivided interests in the repurchase agreements in the following joint account which equaled $1,200,000, $14,300,000, $800,000, $1,200,000, $600,000, $7,400,000 and $300,000, respectively, in principal amount. At December 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$900,000,000	6.50%	01/02/2001	$ 900,000,000	$ 900,650,000

Barclays Capital, Inc.	300,000,000	6.47	01/02/2001	300,000,000	300,215,667

Bear Stearns Companies, Inc.	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Deutsche Bank Securities	250,000,000	6.45	01/02/2001	250,000,000	250,179,167

Salomon Smith Barney Holdings, Inc.	301,300,000	6.47	01/02/2001	301,300,000	301,516,601

Morgan Stanley Dean Witter	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT				$2,751,300,000	$2,753,281,435

GOLDMAN SACHS VARIABLE INSURANCE TRUST

6. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Funds participated in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Funds participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the period ended December 31, 2000, the Funds did not have any borrowings under any of these facilities.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, Growth and Income has reclassified $5,220 and $10 from paid in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. CORE U.S. Equity has reclassified $5,337 and $119 from paid in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. CORE Large Cap Growth has reclassified $5,336 and $1 to accumulated undistributed net investment income and accumulated net realized loss, respectively, from paid in capital. CORE Large Cap Value reclassified $2,969 and $2,645 to accumulated net realized loss and accumulated undistributed net investment income, respectively, from paid in capital. CORE Small Cap Equity has reclassified $319 and $5,018 to accumulated net realized loss and accumulated undistributed net investment income, respectively, from paid in capital. Capital Growth has reclassified $324 and $5,219 to accumulated undistributed net investment income and accumulated net realized loss, respectively, from paid in capital. Mid Cap Value has reclassified $5,498 and $6 from paid in capital and accumulated net realized gain, respectively, to accumulated undistributed net investment income. International Equity has reclassified $9,328 and $134,583 from paid in capital and accumulated undistributed net investment income, respectively, to accumulated net realized loss. Global Income has reclassified $5,220 and $503,050 from paid in capital and accumulated net realized loss, respectively, to accumulated net investment loss. Internet Tollkeeper has reclassified $20,748 from paid in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of each Fund and are designed to present each Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses, tax character of foreign currency transactions and organization costs.

8. OTHER MATTERS

On February 3, 2000, the Board of Trustees of the CORE International Equity and Short Duration Government Funds approved the liquidation and termination of such Funds. Such funds were liquidated on 5/3/00 and 4/13/00, respectively.

        As of December 31, 2000, Goldman Sachs was the beneficial owner of 100%, 24%, 36%, 59% and 37% of the outstanding shares of CORE Large Cap Value, Capital Growth, International Equity, Global Income and Internet Tollkeeper Funds, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 2000

9. CHANGE IN INDEPENDENT AUDITORS

On October 26, 1999, the Board of Trustees of the Funds, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds’ independent auditors to Ernst & Young LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

10. SUBSEQUENT EVENTS

Goldman Sachs, the sole shareholder of the Core Large Cap Value Fund, has redeemed its entire position in this fund as of February 8, 2001.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees of
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Goldman Sachs Variable Insurance Trust (comprising, respectively, of the Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Global Income Fund and Goldman Sachs Internet Tollkeeper Fund) (the “Trust”) as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 1999, and the financial highlights for each of the two periods in the period then ended, were audited by other auditors whose report, dated February 10, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Goldman Sachs Variable Insurance Trust at December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the period ended
December 31, 2000, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 2, 2001

                    PART C - OTHER INFORMATION

Item 23   Exhibits
          --------

          (a)  (1)  Agreement and Declaration of Trust dated September 16, 1997 is incorporated herein by reference to exhibit (1) of the
                    Registration Statement on Form N-1A (No. 333-35883 and 811-
                    08361) filed with the Securities and Exchange Commission
                    ("Commission") on September 18, 1997 (Accession No.
                    0000950130-97-004157) (the "Initial Registration
                    Statement").

               (2)  Amendment No. 1 dated October 21, 1997 to Agreement and
                    Declaration of Trust is incorporated herein by reference to exhibit (1)(b) of Pre-Effective Amendment No. 1 of the
                    Registration Statement on Form N-1A (No. 333-35883 and 811-
                    08361) filed with the Commission on December 23, 1997
                    (Accession No. 0000950130-97-005710) ("Pre-Effective
                    Amendment No. 1").

               (3)  Amendment No. 2 dated January 22, 1999 to Agreement and
                    Declaration of Trust is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 2 of the
                    Registration Statement on Form N-1A (No. 333-35883 and 811-
                    08361) filed with the Commission on February 26, 1999
                    (Accession No. 0000950130-99-001075) ("Post-Effective
                    Amendment No. 2").

               (4)  Amendment No. 3 dated April 28, 1999 to Agreement and
                    Declaration of Trust is incorporated herein by reference to exhibit (a)(4) of Post-Effective Amendment No. 3 of the
                    Registration Statement on Form N-1A (No. 333-35883 and 811-
                    08361) filed with the Commission on January 31, 2000
                    (Accession No. 0000950130-00-000305).

               (5)  Amendment No. 4 dated February 3, 2000 to Agreement and
                    Declaration of Trust is incorporated herein by reference to exhibit(a)(5) of Post-Effective Amendment

                                      C-1

                    No. 5 of the Registration Statement on Form N-1A (No. 333-
                    35883 and 811-08361)filed with the Commission on April 13,
                    2000 (Accession No. 0000950130-00-002070) ("Post-Effective
                    Amendment No. 5").

               (6)  Amendment No. 5 dated August 1, 2000 to Agreement and
                    Declaration of Trust.

          (b)  By-Laws of Registrant dated September 16, 1997 are incorporated herein by reference to exhibit (2) of the Initial Registration
               Statement.

          (c)  Not Applicable.

          (d)  (1)  Management Agreement among Registrant, Goldman Sachs Asset
                    Management and Goldman Sachs Asset Management International
                    on behalf of the Growth and Income, CORE U.S. Equity, CORE
                    Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity,
                    Capital Growth, International Equity, Global Income and High
                    Yield Funds is incorporated herein by reference to exhibit
                    (5) of Pre-Effective Amendment No. 1.

               (2)  Amended Annex A to Management Agreement among Registrant,
                    Goldman Sachs Asset Management and Goldman Sachs Asset
                    Management International on behalf of the Growth and Income,
                    CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap
                    Equity, Mid Cap Equity, Capital Growth, International
                    Equity, Global Income, High Yield, CORE Large Cap Value,
                    CORE International Equity, Short Duration Government and
                    Internet Tollkeeper Funds is incorporated herein by
                    reference to exhibit (d)(2) of Post-Effective Amendment No.
                    5.

          (e)  Amended and Restated Distribution Agreement between Registrant and Goldman, Sachs & Co. dated February 3, 2000 is incorporated herein by reference to exhibit (e) of Post-Effective Amendment
               No. 5.

                                      C-2

          (f)  Not Applicable.

          (g)  (1)  Custodian Agreement between Registrant and State Street Bank and Trust Company dated December 31, 1997 is incorporated
                    herein by reference to exhibit (8) of Post-Effective
                    Amendment No. 1 of the Registration Statement on Form N-1A
                    (No. 333-35883 and 811-08361) filed with the Commission on
                    November 18, 1998 (Accession No. 0000950130-98-005579)
                    ("Post-Effective Amendment No. 1").

               (2)  Letter Agreement relating to Custodian Agreement between
                    Registrant and State Street Bank and Trust Company, dated
                    January 21, 2000 (Internet Tollkeeper Fund)is incorporated herein by reference to exhibit (g)(4) of Post-Effective
                    Amendment No. 5.

          (h)  (1)  Transfer Agency Agreement between Registrant and Goldman,
                    Sachs & Co. dated October 21, 1997 is incorporated herein by reference to exhibit (9)(a) of Pre-Effective Amendment No.
                    1.

                                      C-3

               (2)  Letter Agreement relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Internet
                    Tollkeeper Fund) is incorporated herein by reference to
                    exhibit (h)(4) of Post-Effective Amendment No. 5.

               (3)  Form of Participation Agreement is incorporated herein by reference to Exhibit (9)(b) of Pre-Effective Amendment No.
                    1.

          (i)  (1)  Opinion and consent of counsel relating to the Goldman Sachs
                    Growth and Income, Goldman Sachs CORE U.S. Equity, Goldman
                    Sachs CORE Large Cap Growth, Goldman Sachs CORE Small Cap
                    Equity, Goldman Sachs Capital Growth, Goldman Sachs Mid Cap
                    Equity, Goldman Sachs International Equity, Goldman Sachs
                    Global Income and Goldman Sachs High Yield Funds is
                    incorporated herein by reference to exhibit (10)(a) of Pre-
                    Effective Amendment No. 1.

               (2)  Opinion and consent of counsel relating to the Goldman Sachs
                    CORE Large Cap Value Fund, Goldman Sachs CORE International
                    Equity Fund, Goldman Sachs Short Duration Government Fund,
                    Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs
                    Balanced Strategy Portfolio, Goldman Sachs Growth and Income
                    Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio
                    and Goldman Sachs Aggressive Growth Strategy Portfolio is
                    incorporated herein by reference to exhibit (i)(2) of Post-
                    Effective Amendment No. 2.

               (3)  Opinion and consent of counsel relating to the Goldman Sachs
                    Internet Tollkeeper Fund.

          (j)  (1). Consent of Independent Auditors.

          (j)  (2). Consent of Independent Auditors.

          (k)  Not Applicable.

                                      C-4

          (l)  Purchase Agreement between Registrant and The Goldman Sachs
               Group, L.P. dated December 12, 1997 is incorporated herein by reference to exhibit (13) of Pre-Effective Amendment No 1.

          (m)  Not Applicable.

          (n)  None.

          (o)  Not Applicable.

          (q)  (1)  Powers of Attorney of Messrs. Bakhru, Grip, Perlowski, Ford,
                    McNulty, Shuch, Smart, Springer and Strubel and Mmes.
                    McPherson are incorporated herein by reference to Post-
                    Effective Amendment No. 1.

               (2)  Power of Attorney for Patrick T. Harker.

Item 24   Persons Controlled By or Under Common Control with
          --------------------------------------------------
          Registrant
          ----------

          Not applicable.

Item 25   Indemnification
          ---------------

          Article IV of the Agreement and Declaration of Trust of Goldman Sachs
Variable Insurance Trust, a Delaware business trust (incorporated herein by reference as Exhibit 23(a)(1) hereto), provides for indemnification of the
Trustees and officers of the Trust, subject to certain limitations.

          The Management Agreement provides that the applicable Investment
Adviser will not be liable for any error of judgement or mistake of law of for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations and duties under the Management Agreement. The Management Agreement is incorporated herein by reference to Exhibit 23(d)(1).

          Section 9 of the Amended and Restated Distribution Agreement between the Registrant and Goldman, Sachs & Co. (incorporated herein by reference as
Exhibit 23(e)) and Section 7

                                      C-5

of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co.
(incorporated herein by reference as Exhibit 23(h)(1) provide that the
Registrant will indemnify Goldman, Sachs & Co. against certain liabilities.

          Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Trust, Trust for Credit Unions and The
Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26   Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          The business and other connections of the officers and Managing
Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and
Goldman Sachs Asset Management International are listed on their respective
Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which are hereby incorporated by reference.

Item 27   Principal Underwriter
          ---------------------

          (a)  Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for
Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs
Variable Insurance Trust. Goldman, Sachs & Co. or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce
Funds.

          (b)  Set forth below is certain information pertaining to the Managing
Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Management Committee. None of the members of the Management committee holds a position or office with the Registrant, except John P. McNulty who is a trustee of the Registrant.

                                      C-6

                      GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address                                  Position
------------------                                --------

Henry M. Paulson, Jr. (1)                         Chairman and Chief
                                                  Executive Officer

Robert J. Hurst (1)                               Vice Chairman

John A. Thain (1)(3)                              President and Co-Chief
                                                  Operating Officer

John L. Thornton (3)                              President and Co-Chief
                                                  Operating Officer

Lloyd C. Blankfein (1)                            Managing Director

Richard A. Friedman (1)                           Managing Director

Steven M. Heller (1)                              Managing Director

Robert S. Kaplan (1)                              Managing Director

Robert J. Katz (1)                                Senior Counsel and
                                                  Managing Director

John P. McNulty (2)                               Managing Director

Philip D. Murphy (2)                              Managing Director

Daniel M. Neidich (1)                             Managing Director

Robin Neustein (2)                                Managing Director

Mark Schwartz (4)                                 Managing Director

Robert K. Steel (2)                               Managing Director

Leslie C. Tortora (2)                             Managing Director

David A. Viniar (5)                               Managing Director

Patrick J. Ward (3)                               Managing Director

Peter A. Weinberg (3)                             Managing Director

John Winkelried (1)(3)                            Managing Director

John F.W. Rogers (1)                              Managing Director

                                      C-7

Name and Principal
Business Address                                  Position
------------------                                --------

Gregory K. Palm (1)                               Counsel and Managing
                                                  Director

______________________

(1)  85 Broad Street, New York, NY 10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(4)  ARK Mori Building, 12-32 Akasaka I-Chome Minato-KY, Tokyo 107-6019, Japan

(5)  10 Hanover Square, New York, NY 10005

          (c)  Not applicable.

Item 28   Location of Accounts and Records
          --------------------------------

          The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman
Sachs Asset Management, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section
31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box
1713, Boston, Massachusetts 02105 except for certain transfer agency and underwriting records which are maintained by Goldman, Sachs & Co., 4900 Sears
Tower, Chicago, Illinois 60606.

Item 29   Management Services
          -------------------

          Not Applicable.

Item 30   Undertakings
          ------------

          Not Applicable.

                                      C-8

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New
York, and State of New York, on the 12th day of April, 2001

                                   GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                   Registrant

                                   By:  /s/ Howard B. Surloff
                                        ---------------------
                                        Howard B. Surloff
                                        Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-
Effective Amendment No. 5 to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                   Title                      Date
---------                   -----                      ----

*Ashok N. Bakhru            Chairman and               April 12, 2001
----------------------       Trustee
Ashok N. Bakhru

*Douglas C. Grip            President and              April 12, 2001
----------------------       Trustee
Douglas C. Grip

*John M. Perlowski          Principal Accounting       April 12, 2001
----------------------       Officer and Principal
John M. Perlowski            Financial Officer

*David B. Ford              Trustee                    April 12, 2001
----------------------
David B. Ford

*John P. McNulty            Trustee                    April 12, 2001
----------------------
John P. McNulty

*Mary P. McPherson          Trustee                    April 12, 2001
----------------------
Mary P. McPherson

*Alan A. Shuch              Trustee                    April 12, 2001
----------------------
Alan A. Shuch

*William H. Springer        Trustee                    April 12, 2001
----------------------
William H. Springer

                                      C-9

*Richard P. Strubel         Trustee                    April 12, 2001
----------------------
Richard P. Strubel

*Patrick T. Harker          Trustee                    April 12, 2001
----------------------
Patrick T. Harker

*By: /s/ Howard B. Surloff
     ---------------------
     Howard B. Surloff
     Attorney-in-Fact
*Pursuant to a power of attorney.

                                      C-10

                                  CERTIFICATE
                                  -----------

     The undersigned Secretary for Goldman Sachs Variable Insurance Trust (the
"Trust") hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on April 25, 2000.

          RESOLVED, that the Trustees and Officers of the Trusts who may be required to execute any amendments to the Trust's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A.
Fitzpatrick, Douglas C. Grip, Nancy L. Mucker, John W. Perlowski, Michael J.
Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and
Officers in any and all capacities to sign the Registration Statement under the
Securities Act of 1933 and the Investment Company Act of 1940 of the Trusts and
any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or caused to be done by virtue hereof.

Dated:  April 12, 2001

                                             /s/ Howard B. Surloff
                                             ---------------------
                                             Howard B. Surloff,
                                             Secretary

                                      C-11

                                 EXHIBIT INDEX

     (a)(6) Amendment No. 5 dated August 1, 2000 to Agreement and Declaration of
            Trust.

     (i)(3) Opinion and consent of counsel relating to the Goldman Sachs
            Internet Tollkeeper Fund.

     (q)(2) Power of Attorney for Patrick T. Harker.

     (j)(1) Consent of Independent Auditors.

     (j)(2) Consent of Independent Auditors.

                                       1